As filed with the Securities and Exchange Commission on April 1, 2016
1933 Act Registration No. 333-145235
1940 Act Registration No. 811-08579
CIK No. 0001051932

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 11
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 93
Lincoln Life Flexible Premium Variable Life Account R
(Exact Name of Registrant)
Lincoln SVULone2007
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Exact Name of Depositor)
1300 South Clinton Street
Fort Wayne, Indiana 46802
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Kirkland L. Hicks
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy To:
John L. Reizian
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103
Approximate Date of Proposed Public Offering: Continuous
Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.
An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ended
December 31, 2015 was filed March 28, 2016.
It is proposed that this filing will become effective:
/ /	immediately upon filing pursuant to paragraph (b)
/X/	on May 1, 2016 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ /	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be April 22, 2016.

Lincoln Life Flexible Premium Variable Life Account R
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 487-1485

A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds

This prospectus describes Lincoln SVULONE2007, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, “the Company”, “We”, “Us”, “Our”). The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your registered representative regarding their availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R, established on December 2, 1997 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP® Trust
•	Deutsche Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	PIMCO Variable Insurance Trust

Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2016

2

POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy this prospectus describes is a variable life insurance policy which provides death benefit protection on the lives of two Insureds. Upon the death of the first Insured, the Policy pays no death benefit. The Policy will pay the death benefit only when the second Insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.
No-Lapse Protection.  Your Policy will include two riders which may help you manage some of the risk of Policy Lapse.
The No-Lapse Enhancement Rider may prevent a Policy from lapsing where the Net Accumulation Value under your Policy is insufficient to cover the Monthly Deductions if the requirements of the rider, including requirements as to timing and amount of Premium Payments, are met. The duration of lapse protection provided will be determined monthly, and it will vary based on the calculations described in detail in the rider. Please note that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee. While this rider is effective, there are certain requirements and limitations that are imposed which may restrict the allocations you may wish to make.
The Premium Reserve Rider allows you to pay Premiums in addition to those you plan to pay for the base Policy and to have such amounts accumulate in the same manner as if they had been allocated to your Policy without, as detailed in the rider, being subject to all charges and expenses of your Policy. For example, this rider can be used to fund future Premium Payments if needed while retaining the flexibility to withdraw such funds from the rider without reducing the Policy’s Specified Amount (or being subject to withdrawal fees or Surrender Charges) in the event the funds are not needed due to favorable investment performance. Premiums allocated to the Premium Reserve Rider do not increase the Policy’s Accumulation Value and, therefore, will not decrease the Net Amount at Risk. Since the Net Amount at Risk will not be reduced, current Cost of Insurance Charges will not be reduced. However, the Policy’s death benefit will be increased by the Premium Reserve Rider Accumulation Value less
3

Indebtedness. Refer to the section headed “Premium Reserve Rider” in the Riders section of this prospectus for more information about the benefits of this rider.
Risks of Your Policy
Fluctuating Investment Performance.  A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s and Underlying Fund's objective and risk is found in this prospectus and in each Underlying Fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” or “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
In addition to paying sufficient Premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on policy values, you also have the No-Lapse Enhancement Rider and the Premium Reserve Rider, briefly noted above and discussed in more detail in the Riders section of this prospectus, to help you manage some of the risk of Policy Lapse.
Decreasing Death Benefit.  Any outstanding Policy Loans and any amount that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  As noted in greater detail in the section headed “Tax Issues”, the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.
4

Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security. We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy account value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate your policy account value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose policy account value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyber-attacks or information security breaches in the future.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning and surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
5

Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge as a percentage of Premiums paid (Premium Load). Note: Includes 3.0% charge for state and federal tax obligations.	When you pay a Premium.	7.0% in Policy Years 1-20; and 4.0% in Policy Years 21 and beyond. [1]
Surrender Charge* [2]
A dollar amount per $1,000 of Specified Amount.	For up to 15 years from the Policy Date and up to 15 years from the effective date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Full Surrender of your Policy. For up to 10 years from the Policy Date or up to 10 years from the effective date of each increase in Specified Amount, a Surrender Charge may be deducted at the time you effect a Reduction in Specified Amount.
Maximum Charge		$60.00 per $1,000.
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco, in year one.		$25.85 per $1,000.
Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	The Maximum Sales Charge Imposed on Premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 5.0%. In considering policy-related state taxes components of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.
[2]	During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)
6

Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[1]		$83.33 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco, in year one.		$0.00215 per month per $1,000.
Mortality and Expense Risk Charge (“M&E”)	At the end of each Valuation Period.
A percentage of the value of the Separate Account, calculated daily.
Maximum Charge		0.60%.[2]
Fixed Account Asset Charge	Daily
A percentage of the value of the Fixed Account.		0.50%.
Administrative Fee*	Monthly
Flat Fee; plus		$10 in all years
For the first 10 Policy Years from Policy Date or increase in Specified Amount, a monthly fee per $1,000 of Initial Specified Amount or increase in Specified Amount:
Maximum Charge		$1.61 per $1,000.
Minimum Charge		$0.01 per $1,000.
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco.		$0.17334 per $1,000.
7

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Policy Loan Interest	Annually
A percentage of the amount held in the Loan Account.		5.0%[3]
No-Lapse Enhancement Rider	N/A	There is no charge for this rider.[4]
Overloan Protection Rider	One-time charge when you elect to use the benefit
A percentage of the then current Accumulation Value.
Maximum Charge		5.0%
Optional Rider Charges		Individualized based on whether optional Rider(s) selected.
Enhanced Surrender Value Rider	Monthly (in Policy Years 2-5 only)
A dollar amount per $1,000 of Initial Specified Amount.		$0.05 per $1,000.
Premium Reserve Rider	When you allocate a Premium Payment to this rider
A percentage of the Premium Payment allocated to this rider.		4.0%[5]
When Rider Accumulation Value is transferred to Policy during Policy Years 1-10[5]
A percentage of the amount transferred.		3.0%
*	Charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 5,000% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[2]	Guaranteed at an effective annual rate of 0.60% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond.
[3]	Effective annual interest rate of 5.0% in years 1-10 and 4.0% in years 11 and beyond. Although deducted annually, interest accrues daily. As described in the section headed “Policy Loans”, when you request a Policy Loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company’s General Account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 4.0%.
8

[4]	There is no separate charge for the No-Lapse Enhancement Rider. The Cost of Insurance Charge for the Policy has been adjusted to reflect the addition of the rider to the Policy. See No-Lapse Enhancement Rider section for further discussion.
[5]	Allocations of Premium Payments to the rider are at your discretion. Allocations of Premium Payments to the rider are subject to the 4.0% charge shown in Table II and are not subject to the “Maximum Sales Charge Imposed on Premiums” shown in Table I. This 4.0% charge is called the Premium Reserve Rider Premium Load. Rider Accumulation Value allocated to the Separate Account is subject to the Mortality and Expense Risk Charge (which does not exceed 0.60% for Policy Years 1-10 and 0.20% for Policy Years 11 and beyond) and rider Accumulation Value allocated to the Fixed Account is subject to the Fixed Account Asset Charge (which does not exceed 0.50% for all Policy Years).
Transfers of Accumulation Value from the rider to the Policy are not subject to the “Maximum Sales Charge Imposed on Premiums” shown in Table I, but are subject to a charge of 3.0% of the Accumulation Value transferred if such transfers are made during the first 10 Policy Years. In addition, if you request a loan from the Accumulation Value of this rider, interest is charged at the same rate as for Policy Loans. See Premium Reserve Rider section for further discussion.
Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	1.67% [1]	0.21%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.85%. These waivers and reductions generally extend through April 30, 2017 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.
9

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the
10

Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.49% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and 5% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash
11

bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company’s General Account, which supports insurance and annuity obligations.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or
12

support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
13

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Owners as of May 21, 2012. Consult your registered representative.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class I): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
This fund will be available on or about May 9, 2016. Consult your registered representative.
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	Inflation Protection Fund (Class I): Long-term total return using a strategy that seeks to protect against U.S. inflation.
This fund is available only to existing Owners as of May 17, 2010. Consult your registered representative.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Standard Class): Long-term capital appreciation.
14

•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
This fund is available only to existing Owners as of May 17, 2010. Consult your registered representative.
•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Growth Series (Standard Class): Long-term capital appreciation.
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Overseas Portfolio (Service Class): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund and the Templeton Global Bond VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Core Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
(formerly LVIP BlackRock Equity Dividend Managed Volatility Fund)

15

•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Standard Class)(2): A balance between current income and growth of capital, with a greater emphasis on growth of capital.
This fund will be available on or about May 9, 2016. Consult your registered representative.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Standard Class)(2): A balance between current income and growth of capital, with a greater emphasis on growth of capital.
This fund will be available on or about May 9, 2016. Consult your registered representative.
•	LVIP BlackRock U.S. Opportunities Managed Volatility Fund (Standard Class): Long-term capital appreciation.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Foundation® Aggressive Allocation Fund (Standard Class)*: Long-term capital growth.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Dimensional International Core Equity Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation.
This fund is available only to existing Owners as of May 16, 2011 but will reopen for all Owners on or about May 9, 2016. Consult your registered representative.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class)(2): Total return consistent with preservation of capital.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.
16

•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i)maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
(formerly LVIP Money Market Fund)
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Standard Class)(2): Capital appreciation and current income.
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
•	LVIP Managed Risk Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP Managed Risk Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP Managed Risk Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP Managed Risk Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Conservative Structured Allocation Fund: (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
17

•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class)(2): High level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP VIP Mid Cap Managed Volatility Portfolio (Standard Class)(2): Capital appreciation.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Growth Series (Initial Class): Capital appreciation.
•	Total Return Series (Initial Class): Total return.
This fund is available only to existing Owners as of May 16, 2011 but will reopen for all Owners on or about May 9, 2016. Consult your registered representative.
•	Utilities Series (Initial Class): Total return.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return, consistent with prudent investment management.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their
18

subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(1)	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the Index.
(2)	These are “Fund of Funds” and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new Underlying Fund if:
1)	the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or
2)	the Sub-Account has not attracted significant Owner allocations; or
3)	in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.
We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
We will notify you of any change that is made.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding
19

Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by an Underlying Fund is contained in each Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge.
The Monthly Deductions are made on the “Monthly Anniversary Day,” which is the Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.
If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the “Lapse and Reinstatement” section of this prospectus.)
Premium Load; Net Premium Payment
We make a deduction from each Premium Payment. This amount, referred to as “Premium Load,” covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the
20

Company. We deduct 7.0% from each Premium Payment in Policy Years 1-20, and 4.0% in Policy Years 21 and beyond. The Premium Payment, net of the Premium Load, is called the “Net Premium Payment.”
Surrender Charges
A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
The Surrender Charge varies by age of the Insureds, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $60.00 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.
The duration of the Surrender Charge is 15 years for Full Surrenders and 10 years for decreases in Specified Amount.
Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 15 years following policy issue, or any increase in Specified Amount.
Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:
A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:
1)	occurs after the tenth Policy Anniversary following Policy issue or increase in Specified Amount; or
2)	is caused by a Partial Surrender; or
3)	when added to the sum of all prior decreases, does not exceed 25% of the Initial Specified Amount.
B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:
1)	is the amount of this decrease plus any prior decreases;
2)	is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;
3)	is the Initial Specified Amount; and
4)	is the then applicable Surrender Charge from the schedule in the Policy.
We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.
If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.
Upon Full Surrender of your Policy following a decrease in Specified Amount, the Surrender Charge will be calculated as the entire amount shown in the Policy Specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the Policy's value.
In addition, if your Policy includes the Enhanced Surrender Value Rider, you may surrender your Policy for an enhanced Surrender Value provided under the rider, without being subject to the Policy Surrender Charges.
21

Any surrender may have tax implications. Consult your tax or other registered representative before initiating a surrender.
Partial Surrender Fee
No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.
Transfer Fee
For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a daily Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy’s Separate Account Value. The mortality risk assumed is that the Insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The charge is guaranteed not to exceed an effective annual rate of 0.60% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond. The current charge is at an effective annual rate of 0.60% in Policy Years 1-10, 0.20% in Policy Years 11-20, and 0.00% in Policy Years 21 and beyond.
Fixed Account Asset Charge
We assess a daily Fixed Account Asset Charge, which is calculated as a percentage of the value of the Fixed Account. The charge is guaranteed not to exceed an effective annual rate of 0.50% of the Fixed Account’s value in all Policy Years. The current charge is 0.50% in Policy Years 1-10, 0.20% in Policy Years 11-20 and 0.00% in Policy Years 21 and beyond.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the second Insured’s death under any riders, minus the greater of zero or the Policy’s Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company.
The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of
22

each Insured. Please note that it will generally increase each Policy Year as the Insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
There is a flat Monthly Deduction of $10 in all years.
For the first 10 Policy Years from Policy Date or increase in Specified Amount, there is an additional charge that varies with each Insureds' ages, gender, premium class, and benefit selection option percentage, if any. This charge will never exceed $1.61 per $1,000 of Initial Specified Amount or increase in Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Policy Loan Interest
If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5% in years 1-10, 4% in years 11 and beyond. The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. We will credit 4% interest on the Loan Account Value in all years.
Rider Charges
Enhanced Surrender Value Rider.  There is a monthly charge during Policy Years 2 - 5 of $0.05 per $1,000 of Initial Specified Amount.
Overloan Protection Rider.  There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.
Premium Reserve Rider.  We deduct 4.0% from each Premium Payment you direct to this rider. Transfers of Premium Reserve Rider Accumulation Value from this rider to the Policy may be subject to a charge of 3.0% of amount transferred during Policy Years 1 – 10. Premium Reserve Rider Accumulation Value allocated to the Premium Reserve Separate Account is subject to the Mortality and Expense Risk Charge not to exceed 0.60% for Policy Years 1-10 and 0.20% for Policy Years 11 and beyond. The rider Accumulation Value allocated to the Premium Reserve Rider Fixed Account is subject to the Fixed Account asset charge not to exceed 0.50% for all Policy Years.
In addition, if you request a loan from the Premium Reserve Rider Accumulation Value, interest is charged at the same rate as for Policy Loans.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the second Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages. These pages provide important information about your Policy such as: the identity of the Insureds and Owner; Policy Date; the Initial Specified Amount; the death benefit option selected; issue ages; Planned Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.
23

Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insureds will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insureds and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insureds. Based on our review of medical information about the proposed Insureds, we may decline to provide insurance, or we may place the proposed Insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, gender and underwriting category of the Insureds.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each Insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.
24

Owner
The Owner on the Date of Issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	optional riders;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as at least one of the Insureds is living. These rights generally include the power to select the Beneficiary, request Policy Loans,  make Partial Surrenders, Surrender the Policy entirely,  request a Reduction in Specified Amount, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the “Right to Examine Period”. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within 10 days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts.
25

During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging or Automatic Rebalancing program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:
1)	25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or
2)	the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.
We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the
26

operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 to 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
27

Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Optional Sub-Account Allocation Programs
You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.
Dollar Cost Averaging systematically transfers specified dollar amounts during the first Policy Year from the money market Sub-Account  or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.
If Dollar Cost Averaging is desired, it must be elected at issue.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;
2)	seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;
3)	on the first Policy Anniversary; or
4)	if your Policy is surrendered or otherwise terminates.
From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your registered representative to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect Owners currently participating in the Dollar Cost Averaging program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your Policy will be issued with Automatic Rebalancing. When Automatic Rebalancing is in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.
28

Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts and Fixed Account on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund at the time you make your Premium Payment allocations which will also be used for Automatic Rebalancing.
Automatic Rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating Automatic Rebalancing will terminate the No-Lapse Enhancement Rider attached to your Policy. Refer to the “Riders” section of this prospectus for more information.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Enhanced Surrender Value Rider.   If desired, you must select this rider when you initially apply for insurance. The rider provides an enhanced Surrender Value without imposition of a Surrender Charge if you fully surrender your Policy during the first five Policy Years (the “Enhanced Surrender Value Period”). This rider does not provide for enhanced Surrender Value for Partial Surrenders, loans, or in connection with the exchange of this Policy for any other policy. This rider will terminate at the earliest of the Full Surrender of the Policy for the benefit provided by this rider; the end of the fifth Policy Year; lapse of the Policy; or exchange, replacement, or any termination of the Policy. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider.
If the Policy is fully surrendered at any time during the Enhanced Surrender Value Period, the Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Indebtedness.
The following example demonstrates hypothetical Accumulation Values and Surrender Values with and without the Enhanced Surrender Value Rider during the first five Policy Years of the Policy described below:
Sample Policy
•	Insureds: Male and Female, both age 55, Standard Non-tobacco
•	Specified Amount: $1,000,000
•	Benefit Selection Option: Not Elected
•	Planned annual Premium Payment: $35,000 for 5 years
•	No Indebtedness

End of Year	Accumulation Value Without ESV Rider	Surrender Value Without ESV Rider	Accumulation Value With ESV Rider	Surrender Value With ESV Rider
1	$32,713	$7,783	$32,713	$32,713
2	$67,857	$43,837	$67,232	$67,232
3	$105,604	$82,534	$104,307	$104,307
4	$146,143	$124,063	$144,123	$144,123
5	$189,675	$168,615	$186,876	$186,876
29

No-Lapse Enhancement Rider:  We will automatically issue this rider with your Policy. There is no charge for this rider. This rider provides you with a limited benefit in the event that your Policy would otherwise lapse. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee. The duration of lapse protection provided by this rider will be determined monthly, and will vary based on Net Premium Payments made, interest credited, the amount of any Partial Surrenders, and rates and fees for the rider. Payment of Premiums higher than the Planned Premium and interest credited on Net Premiums will increase the duration of lapse protection. Partial Surrenders and adjustments for rider reference rates and fees will reduce the duration of lapse protection.
No-Lapse Protection. If the Net Accumulation Value under the Policy is insufficient to cover the Monthly Deductions, the Policy will not lapse as long as three conditions are met:
1)	you meet the requirements to prevent termination of this rider;
2)	the duration of lapse protection has not ended; and
3)	either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero.
Refer to the subsection headed “Rider Termination” for more information.
The rider consists of the No-Lapse Value Provision and the Reset Account Value Provision. Under this rider, your Policy will not lapse as long as either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. The No-Lapse Value and Reset Account Value are reference values only. If the Net Accumulation Value is insufficient to cover the Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing.
If either provision of this rider is actively preventing the Policy from lapsing, that provision will trigger a death benefit which is different from the death benefit otherwise in effect under the Policy. Each provision triggers a different death benefit, as described in more detail below. The change to a death benefit triggered by either provision under this rider is not permanent. If subsequent Premium Payments create Accumulation Value sufficient to cover the accumulated, if any, as well as current Monthly Deductions, the death benefit triggered by either rider provision will no longer apply, and the death benefit will be restored to the death benefit option in effect under the Policy. There is no limit on the number of times we allow death benefits to be restored in this manner. Refer to the section headed “Death Benefits” for more information.
We calculate the No-Lapse Value and Reset Account Value based on a set of rates and fees which are reference rates and fees only, and which differ from the rates and fees we use to calculate the Accumulation Value of the Policy. Each provision's value is based on a set of reference rates and fees unique to that provision. At the time we issue the Policy, we fix the schedules of reference rates and fees for the life of the Policy. Refer to the No-Lapse Enhancement Rider form issued with your Policy for more information about the actual schedules of reference rates and fees applicable to your Policy.
The No-Lapse Value. On each Monthly Anniversary Day, the No-Lapse Value will be calculated as 1), plus 2), minus 3), plus 4), minus 5), minus 6) where:
1)	is the No-Lapse Value on the preceding Monthly Anniversary Day.
2)	is all Net Premiums received since the preceding Monthly Anniversary Day.
3)	is the amount of any Partial Surrenders (i.e. withdrawals) under the Policy since the preceding Monthly Anniversary Day.
4)	is accumulated interest.
5)	is the No-Lapse Monthly Deduction for the month following the Monthly Anniversary Day.
30

6)	is the Surrender Charge, if any, as determined from the table of Surrender Charges of the Policy, for any decrease in Specified Amount on the Monthly Anniversary Day.
On any day other than the Monthly Anniversary Day, the No-Lapse Value will be the No-Lapse Value as of the preceding Monthly Anniversary Day, plus all Net Premiums received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest.
The No-Lapse Value on the Policy Date will be the net initial Premium received less the No-Lapse Monthly Deduction for the first Policy Month.
The Reset Account Value. On each Monthly Anniversary Day, the Reset Account Value will be calculated as 1), plus 2), minus 3), plus 4), minus 5), minus 6) where:
1)	is the Reset Account Value on the preceding Monthly Anniversary Day.
2)	is all Net Premiums received since the preceding Monthly Anniversary Day.
3)	is the amount of any Partial Surrenders (i.e. withdrawals) under the Policy since the preceding Monthly Anniversary Day.
4)	is accumulated interest.
5)	is the reset account Monthly Deduction for the month following the Monthly Anniversary Day.
6)	is the Surrender Charge, if any, as determined from the table of Surrender Charges of the Policy, for any decrease in Specified Amount on the Monthly Anniversary Day.
On any day other than the Monthly Anniversary Day, the Reset Account Value will be the Reset Account Value as of the preceding Monthly Anniversary Day, plus all Net Premiums received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest.
The Reset Account Value on the Policy Date will be the net initial Premium received less the reset account Monthly Deduction for the first Policy Month.
On each Policy Anniversary, the Reset Account Value may increase to reflect positive investment performance. If the Reset Account Value on any Policy Anniversary is less than the Accumulation Value on that same Policy Anniversary, the Reset Account Value will be increased to equal the Accumulation Value. Refer to the No-Lapse Reset Account Provision of the No-Lapse Enhancement Rider attached to your Policy.
Death Benefits Under the Policy and the Rider. You will select a guaranteed minimum death benefit (the “Guaranteed Minimum Death Benefit”) when you apply for your Policy. This Guaranteed Minimum Death Benefit will be used in determining the actual Death Benefit Proceeds provided by the No-Lapse Value Provision. It will be shown on the Policy Specifications page.
The initial Guaranteed Minimum Death Benefit you select must be between 70% and 100% of the Initial Specified Amount for the Policy. The higher the percentage you select, the higher the ongoing Premium Payments which will be required to maintain a No-Lapse Value and/or Reset Account Value greater than zero. If the policy Specified Amount is later decreased below the Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit will automatically decrease to equal the Specified Amount as of the same effective date. If the policy Specified Amount is later increased, the Guaranteed Minimum Death Benefit will not automatically increase.
If the Accumulation Value is sufficient to cover the accumulated, if any, and current Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect. Refer to the section headed “Death Benefits” for more information.
If the Net Accumulation Value is insufficient to cover the accumulated, if any, and current Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing. Each provision triggers a different death benefit.
31

If the No-Lapse Value Provision is actively keeping the Policy from lapsing, the death benefit is the Guaranteed Minimum Death Benefit less any Indebtedness and less any Partial Surrenders (i.e., withdrawals) after the date of death, which may be less than the Specified Amount of the Policy.
If the Reset Account Value Provision is actively keeping the Policy from lapsing, the death benefit is the greater of:
1)	the reset death benefit (which is the lesser of the current Specified Amount and Initial Specified Amount) less Indebtedness and less any Partial Surrenders (i.e., withdrawals) after the date of death; or
2)	an amount equal to the Reset Account Value multiplied by the applicable percentage shown in the corridor percentages table of the Policy Specifications, less any Indebtedness and less any Partial Surrenders after the date of death.
If the requirements of both of these provisions are met, the death benefit payable will be the greater death benefit amount triggered by either of the provisions. Refer to the section headed “Death Benefits” for more information.
If this rider prevents the Policy from lapsing, and subsequent Premium Payments are made such that the Accumulation Value is sufficient to cover the Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect.
During the period that the rider is preventing the Policy from lapsing, the Monthly Deductions under your Policy, which consist of the monthly cost of insurance, the monthly cost of any riders, and the monthly Administrative Fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current Monthly Deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of Premiums you would be required to pay to keep your Policy in force (see section headed “Lapse and Reinstatement”).
You must maintain Automatic Rebalancing in order to keep this rider in effect. Automatic Rebalancing will be in effect when the Policy is issued. If you discontinue Automatic Rebalancing after the Policy is issued, this rider will terminate. After this rider terminates, the Policy will remain in force only if the Accumulation Value is sufficient to cover the Monthly Deductions. Refer to the section headed “Optional Sub-Account Allocation Programs” for more information about Automatic Rebalancing.
We reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the Policy’s Accumulation Value in order to keep this rider in effect. The decision to enforce this restriction will be based on an annual review of the Separate Account investments of all Owners of this product. If we determine that the investments of all Owners are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. Any restriction will apply to all Owners of this product. If such a restriction is put in place in the future, you will be notified in writing and advised if it is necessary to reallocate the Policy’s Accumulation Value or subsequent Premium Payments among Sub-Accounts which are not subject to the restriction and advised of the steps you will need to take, if any, in order to keep the rider in effect. We will not reallocate the Accumulation Value to comply with any such restriction except pursuant to your instructions. You may provide instructions for reallocation in writing, or electronically, if you have previously provided authorization in writing for telephone or other electronic transfers. If you choose not to reallocate the Accumulation Value of your Policy to comply with a Sub-Account restriction, this rider will terminate. If this rider is actively preventing the Policy from lapsing and this rider terminates as a result of the Owner's failure to comply with a Sub-Account restriction, then the Policy will lapse.
The duration of the No-Lapse coverage will be determined monthly by referencing the No-Lapse Value and the Reset Account Value. The duration is determined by projecting the first Monthly Anniversary Day on which future deductions for the rider rates and fees would cause both the No-Lapse Value and Reset Account Value to reach zero. Because the duration is recalculated on a monthly basis, higher Premium Payments and credited interest will increase the duration, while Partial Surrenders and adjustments for rider rates and fees will reduce the duration. In general, later Premium Payments are credited with less interest over time, and result in a lower No-Lapse Value and Reset Account Value, with a shorter duration of no-lapse protection.
32

The duration of the lapse protection provided by this rider may be reduced if:
1)	Premiums or other deposits are not received on or before their due date; or
2)	you initiate any policy change that decreases the No-Lapse Value or Reset Account Value under the Policy. These changes include, but are not limited to, Partial Surrenders, loans, increases in Specified Amount, and changes in death benefit option.
The Company will determine the duration of the lapse protection based on the situation in 1) and 2) above by recalculating the No-Lapse Value and the Reset Account Value. In general, later Premium Payments are credited with less interest over time, resulting in a lower No-Lapse Value and Reset Account Value. A lower No-Lapse Value or Reset Account Value will reduce the duration of lapse protection. The following example shows the impact of delayed Premium Payments on the duration of lapse protection:
Sample Policy
•	Insureds: Male and Female, both age 55, standard non-tobacco
•	Specified Amount: $1,000,000
•	Benefit Selection Option: Not elected
•	Planned annual Premium Payment: $13,000
Duration of lapse protection:
1)	if Premiums are received on the planned payment date each year: 326 months; or
2)	if Premiums are received 30 days after the planned payment date each year: 322 months.
The impact of late Premium Payments on the duration of the lapse protection varies by policy. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. Payment of sufficient additional Premiums while this rider remains in force will increase one or both of the values to an amount greater than zero, and the rider will provide lapse protection. You may obtain information about your Policy's current duration of lapse protection and the impact that late Premium Payments may have on that duration by requesting a personalized policy illustration from your registered representative.
This rider and all rights provided under it will terminate automatically upon the earliest of the following:
1)	the Insured reaches age 121; or
2)	surrender or other termination of the Policy; or
3)	Automatic Rebalancing is discontinued; or
4)	an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.
If the Policy terminates and is reinstated, this rider will likewise be reinstated unless the rider had terminated before the Policy terminated.
Benefit Selection Option. When you apply for the Policy, you may elect the Benefit Selection Option.
With this option, you can choose to strike a balance between a potentially greater Accumulation Value and the death benefit protection provided by the No-Lapse Enhancement Rider. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of Specified Amount monthly administrative expense fee (the “Monthly Administrative Expense Fee”) deducted from your Policy and thereby reduce the cost of the death benefit provided by your Policy. Since reducing the monthly charges will reduce the amounts deducted from your Policy’s Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and invested in the Sub-Accounts.
33

When you elect this option, you choose to reduce the benefits provided by the No-Lapse Enhancement Rider in exchange for reduced Monthly Administrative Expense Fees. The reduced Policy Monthly Administrative Expense Fee will be displayed in your Policy Specifications. However, when the Benefit Selection Option is elected, your choice of a Benefit Selection Option percentage greater than zero will increase the No-Lapse reference per $1,000 of Specified Amount monthly Administrative Fees, and, therefore, the Premiums which you must pay in order to meet the requirements of the No-Lapse Enhancement Rider will increase. (Refer to the section headed “No-Lapse Enhancement Rider” for discussion of how rider values are calculated.) The higher the percentage you select for the Benefit Selection Option, the larger the increase in the No-Lapse reference per $1,000 of Specified Amount monthly Administrative Fees and the higher the Premiums you must pay in order to meet the requirements of the rider.
The following example shows two Policies on the same Insured. In the first example, the Benefit Selection Option was not elected; and in the second example the Benefit Selection Option was elected:

Male, 55 Year Old, Standard Non-tobacco
Benefit Selection Option	Monthly Administrative Expense Fee	No-Lapse Monthly Administrative Expense Reference Fee	Result
Election: None	$0.5133 per thousand of Specified Amount (higher)	$0.1333 per thousand of Specified Amount (lower)	This option offers the best No-Lapse protection available. The price of the protection is reflected in the higher Monthly Administrative Expense Fee.
Election: 100%	$0.0267 per thousand of Specified Amount (lower)	$0.2333 per thousand of Specified Amount (higher)	This option offers the least amount of No-Lapse protection. The Monthly Administrative Expense Fee is reduced in exchange. Therefore, this option allows more money to be invested in the Sub-Accounts or allocated to the Fixed Account. However, the Premiums which you must pay in order to satisfy the No-Lapse requirements of the rider will increase.
You elect this option by selecting a percentage from 1 to 100%. This election must be made at Policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your Policy is best shown in an illustration. Please ask your registered representative for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.
If elected, the percentage you select under this option will be shown in your Policy Specifications. Once your Policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.
Overloan Protection Rider.   If this rider is issued with your Policy, you meet the requirements as described in the rider (see below) and you choose to take advantage of the benefit it provides, your Policy will not lapse due to insufficient value. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
We will automatically issue this rider with your Policy. The benefit is not available to you if the Policy is a Modified Endowment Contract. While there is no charge for adding this rider to your Policy, if you choose to exercise this benefit, there is a one-time charge shown in the Policy Specifications. (See Policy Charges and Fees and Table II of this prospectus.)
In addition to the conditions mentioned above the following must be met at the time the benefit is exercised:
•	Policy Indebtedness is larger than the Specified Amount;
34

•	The Policy has been in force for a minimum number of Policy Years (“Minimum Policy Years in Force”) as shown in the Policy Specifications;
•	Any Insured identified in the Policy Specifications has attained the age shown as the “Minimum Attained Age” in the Policy Specifications;
•	A level Death Benefit must be in effect;
•	The Policy’s Accumulation Value less Indebtedness must be enough to cover the charge as shown in the Policy Specifications;
•	The sum of three Monthly Deductions and the election charge must exceed the Surrender Value.
Once you exercise the benefit, the following changes will be made to your Policy:
1. We will no longer allow premium payments, partial surrenders, or changes to the Specified Amount;
2. All other riders will be terminated;
3. No additional Monthly Deductions will be taken;
4. No additional loans will be allowed;
5. The Separate Account Value (also referred to the “Variable Account Value” in the rider), if any, will be transferred to the Fixed Account. (This transfer will not be subject to any limitations that may otherwise be in effect and will not be assessed a charge. Also, no further transfers will be allowed, and Automatic Rebalancing will end); and
6. The Policy will become paid-up insurance (i.e. no further payments will be required) and the death benefit will be determined as provided by the Policy but will be no less than the greater of the following, less Indebtedness:
(i) Accumulation Value plus $10,000; or
(ii) An amount determined by us equal to the amount required to qualify the Policy as life insurance under the Internal Revenue Code.
You should consult with a qualified tax advisor before exercising this rider, as there may be tax consequences. Also, we will provide you with notice the first time your Policy meets all the conditions and requirements noted above. We strongly recommend that you carefully monitor the performance of your Policy by annually reviewing a projection of the Policy’s benefits and values (an “illustration”) in order to improve your opportunity of meeting the requirements and conditions of the rider.
Premium Reserve Rider:  We will automatically issue this rider with your Policy in states where it is available. The rider allows you to pay Premiums in addition to those you plan to pay for your Policy and to have such amounts accumulate in the same manner as if they had been allocated to your Policy without, as detailed in the rider, being subject to all charges and expenses of your Policy. For example, this rider can be used to fund future Premium Payments if needed while retaining the flexibility to withdraw such funds from the rider without reducing the Policy’s Specified Amount (or being subject to Surrender Charges) in the event the funds are not needed due to favorable investment performance. Premiums allocated to the Premium Reserve Rider do not increase the Policy’s Accumulation Value and, therefore, will not decrease the Net Amount at Risk. Since the Net Amount at Risk will not be reduced, current Cost of Insurance Charges will not be reduced. However, the Policy’s death benefit will be increased by the Premium Reserve Rider Accumulation Value less Indebtedness. The Premium Reserve Rider Accumulation Value is the sum of the (i) values of Sub-Accounts created for the rider which, but for having been created specifically for the rider, are in all other respects identical to the Sub-Accounts (the “Premium Reserve Rider Sub-Accounts”), and (ii) values held in the portion of the Fixed Account created specifically for the rider (the “Premium Reserve Rider Fixed Account”).
A Premium Load of 4.0% (known as the Premium Reserve Rider Premium Load) will be deducted from each amount allocated to this rider.
35

Net Premium Reserve Rider Premiums will be allocated to the Premium Reserve Rider Sub-Accounts and/or the Premium Reserve Rider Fixed Account using the same Premium allocation instruction that you have provided to us for allocating Premiums which you direct to your Policy.
Calculations of the values of the Premium Reserve Rider Sub-Accounts and the Premium Reserve Rider Fixed Account apply the same daily Mortality and Expense Risk Charge and the Fixed Account asset charge as would have been deducted if the Premiums had been allocated to your Policy; however, the Monthly Deductions for your Policy, which include charges for the cost of insurance and the Administrative Fee, and charges for riders to your Policy other than this rider will not be reflected.
You may request us to transfer all or part of the Premium Reserve Rider’s Accumulation Value to your Policy at any time. Transfers of the rider’s Accumulation Value to your Policy are subject to a deduction of 3.0% from each amount transferred (the 3.0% charge is called the Premium Reserve Rider transfer load) if such transfers are made (either automatically, as discussed below, or at your request) in the first ten Policy Years.
No other policy charges or fees will be deducted from the amount allocated to the Premium Reserve Rider.
In addition, after Policy Year 10, subject to certain limitations (which relate to meeting the requirement that sufficient value remains to maintain the duration of lapse protection provided under the No-Lapse Enhancement Rider until the second Insured reaches age 121 – see section headed “No-Lapse Enhancement Rider”), you may request transfers from the Policy’s Net Accumulation Value to the Premium Reserve Rider for allocation to the Premium Reserve Rider's Sub-Accounts and Fixed Account. Transfers between the Policy and the rider will not be counted against the number of free transfers permitted by the Policy.
The rider provides for the automatic transfer of the entire Accumulation Value of the rider to the Policy in the event:
1)	the Net Accumulation Value under your Policy is insufficient to maintain your Policy in force and the No-Lapse Enhancement Rider described above is not at the time preventing your Policy from lapsing; and
2)	you do not pay at least the amount set forth in the Lapse Notice and your payment is not received by us before the end of the Grace Period.
If the Premium Reserve Rider Accumulation Value (less the Premium Reserve Rider transfer load of 3.0% if the transfer is made during the first 10 Policy Years) on the day the Grace Period ends is insufficient to meet the amount then due, your Policy will lapse without value.
If this rider is in force at the time you request a loan on or Partial Surrender of your Policy, any such loan or Partial Surrender will be made first from any Premium Reserve Rider Accumulation Value and when the Premium Reserve Rider Accumulation Value is reduced to zero, then from the Accumulation Value of your Policy. Loan interest will be charged and credited to any Premium Reserve Rider loans on the same basis as the Policy. Please refer to the section headed “Policy Loans” for a more detailed discussion of Policy Loans, including interest charged on Policy Loans.
In the event of the death of the second Insured while the rider is in force, any Premium Reserve Rider Accumulation Value less Indebtedness on the date of death will be added to the death benefit if Death Benefit Option 1 is in force and will be added to the Policy’s Accumulation Value less Indebtedness on the date of death if Death Benefit Option 2 is in force. If the death benefit is paid pursuant to the No-Lapse Enhancement Rider, the Premium Reserve Rider Accumulation Value less Indebtedness will be added to the death benefit payable under that rider.
The Premium Reserve Rider will terminate at the earlier of the date your Policy terminates; the date the entire Premium Reserve Rider Accumulation Value is automatically transferred to your Policy to maintain your Policy in force; or your written request to terminate the rider is received. Once terminated, the rider may not be reinstated, and no further Premium Payments may be allocated to it.
Finally, the amount of Premiums you may pay, whether you direct them to your Policy or to your Premium Reserve Rider, are subject to limits which are discussed in the Tax Issues section of the prospectus.
36

As with your Policy, you bear the risk that the investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Accumulation Value of the rider and, therefore, the amount of rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits.
The Premium Reserve Rider, as discussed above, can help provide additional protection against lapse of your Policy. The Premium Reserve Rider Accumulation Value generated by the additional Premiums you pay to the rider may be transferred to the Policy either through (i) your voluntarily requesting us to transfer available Premium Reserve Rider Accumulation Value to the Policy in the amount needed to prevent lapse (because, for example, you do not have the funds outside of the Policy to make the Premium Payment required to keep the Policy in force), or (ii) the rider’s provision for automatically transferring all available Premium Reserve Rider Accumulation Value to the Policy should those values be needed to prevent lapse of the Policy (because, for example, the payment you do make either is less than the amount requested or is not received by the time set by the terms of the Policy). However, as noted above, if such values are transferred pursuant to the Premium Reserve Rider’s automatic transfer provision, the Premium Reserve Rider will terminate, and the Owner will permanently lose the ability to allocate any future Premium Payments to the rider.
As a hypothetical example of how the Premium Reserve Rider might help prevent lapse of your Policy, assume that you have had your Policy for 11 years and that you have allocated additional Premiums to the rider so that your Premium Reserve Rider Accumulation Value at the end of Policy Year 11 is $25,000. Further assume that the No-Lapse Enhancement Rider is no longer preventing your Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you have decided that you wish to minimize your current cash outlays. If you do not pay the $15,000 Premium, you will receive a Lapse Notice which will tell you that you need to make a Premium Payment of $15,000 to your Policy. If you wish, you could request (before the end of the Grace Period) that we transfer $15,000 of the Premium Reserve Rider Accumulation Value to the Policy. If you do not so request, we will automatically transfer the entire Premium Reserve Rider Accumulation Value of $25,000 to the Policy (and your Premium Reserve Rider will terminate). In this example, the transfer of $15,000 from your Premium Reserve Rider Accumulation Value to your Policy will avoid lapse of the Policy.
As a further hypothetical example, again assume that you have had your Policy for 11 years but that you have allocated fewer additional Premiums to the rider so that your Premium Reserve Rider Accumulation Value is $10,000. Continuing the assumption that the No-Lapse Enhancement Rider is no longer preventing your Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you wish to minimize your current cash outlays, your Premium Reserve Rider Accumulation Value would provide (either by transfer at your specific request or through automatic transfer) $10,000 towards the Premium due. But in this example, you would have to then pay the balance of the Premium due, that is $5,000, to us from your savings or from another source outside of the Policy to avoid lapse of your Policy.
You should discuss with your registered representative the needs which purchasing the Policy will meet, including the need to provide to Beneficiaries a guaranteed death benefit which does not depend upon growth of the Policy’s Accumulation Value. Policy illustrations, which the registered representative can prepare, will help determine the amount of Premiums which should be allocated to paying the costs of the Policy for the death benefit you need. Once that need for a guaranteed death benefit is met and Premium requirements determined, the Owner then could consider whether to allocate additional funds to the rider.
You should carefully weigh the balance between allocating Premiums to the Policy and Premiums to the rider. Premiums allocated to the Premium Reserve Rider may be withdrawn without reducing the Specified Amount (which might be the case if those Premiums had been allocated to the Policy). In addition, Premiums allocated to the rider initially are charged only with the 4.0% Premium Reserve Rider Premium Load and will only be charged the 3.0% Premium Reserve Rider Transfer Load if transfers are voluntarily made during the first 10 Policy Years (or are automatically transferred to help prevent Policy Lapse). And Premiums allocated to the rider become part of the Premium Reserve Rider Accumulation Value and that value (less any Indebtedness) would be paid upon the death of the second Insured in addition to the death benefit paid.
37

However, Premiums allocated to the rider do not increase the Policy’s Accumulation Value and, therefore, would not reduce the Cost of Insurance Charges. An illustration can show the impact that paying a higher level of Premiums would have on the Policy’s cost of insurance: that is as Accumulation Values in the Policy increase (through positive investment results and/or allocating more Premiums to the Policy), the Net Amount at Risk (that is, the difference between the death benefit and the Accumulation Value) will decrease, thereby decreasing the Cost of Insurance Charges. Decreasing policy charges increases the amount of the Policy’s Accumulation Value available for allocation to the Sub-Accounts, and thereby increases the amount available for investment, subject to your tolerance for risk.
Your registered representative can prepare illustrations which would reflect the potential impact that different allocations of Premium between the Policy and the Premium Reserve Rider might have, as well as illustrate the impact rates of return selected by you might have on the Policy’s benefits and the rider’s Accumulation Value.
Continuation of Coverage
If at least one of the Insureds is still living when the younger Insured attains, or would have attained, age 121, and the Policy is still in force and has not been surrendered, the Policy will remain in force until policy surrender or death of the second Insured. There are certain changes that will take place:
1)	we will no longer accept Premium Payments;
2)	we will make no further deductions;
3)	policy values held in the Separate Account will be transferred to the Fixed Account;
4)	we will continue to credit interest to the Fixed Account; and
5)	we will no longer transfer amounts to the Sub-Accounts.
However, loan interest will continue to accrue. Provisions may vary in certain states.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the second Insured; or
3)	failure to pay the necessary amount of Premium to keep your Policy in force.
State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus). Premiums may be paid any time before the younger Insured attains, or would have attained, age 121, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus).
The initial Premium must be paid for policy coverage to be effective.
38

Allocation of Net Premium Payments
Your “Net Premium Payment” is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts and the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time.
The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the “Valuation Period” in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m., Eastern Time, unless the New York Stock Exchange closes earlier.
The Valuation Period is the time between “Valuation Days”. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. We reserve the right to stop sending Premium reminder notices if no Premium Payment has been made within 2 Policy Years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.
You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the Specified Amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Policy Values
Policy value in your variable life insurance policy is also called the Accumulation Value.
The Accumulation Value equals the sum of the Fixed Account Value, Separate Account Value, and Loan Account Value. At any point in time, the Accumulation Value reflects:
1)	Net Premium Payments made;
2)  the amount of any Partial Surrenders;
39

3)  any increases or decreases as a result of market performance of the Sub-Accounts;
4)  interest credited to the Fixed Account or the Loan Account;
5)  Persistency Bonuses, if any;
6)  all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited daily at the greater of a rate of 0.010746% (equivalent to a compounded annual rate of 4.0%) or a higher rate determined by the Company. The Fixed Account Asset Charge is deducted daily.
The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 4.0% in all years.
The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Persistency Bonus
On each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in Policy Year 21, we will credit a persistency bonus to Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.15% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day. In the event that you have allocated Premiums Payments to the Premium Reserve Rider, beginning with the first Monthly Anniversary Day in Policy Year 21, a persistency bonus, calculated as described above, will be credited to the Premium Reserve Rider Net Accumulation Value. The persistency bonus is based on reduced costs in later Policy Years that we can pass on to policies that are still in force. Our payment of the
40

persistency bonus will not increase or affect the charges and expenses of your Policy or any riders other than by virtue of increasing the Sub-Account values and Accumulation Value upon which certain charges and expenses of the Policy are based.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value, and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider and the Premium Reserve Rider, may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the “Riders” section of this prospectus for more information.
Death Benefit Options
Two different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
1)	the amount determined by the death benefit option in effect on the date of the death of the second Insured, less any Indebtedness; or
2)	a percentage of the Accumulation Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. These percentages are shown on your Policy Specifications pages. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount (a minimum of $250,000) level death benefit on the date of the second Insured's death, less any Partial Surrenders after the date of second death.	None; level death benefit.
2	Sum of the Specified Amount plus the Net Accumulation Value as of the date of the second Insured’s death, less any Partial Surrenders after the date of second death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the Sub-Accounts or the interest credited to the Fixed Account.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply.
Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the “Net Amount at Risk”. The Net Amount at Risk for your Policy is the difference between the Specified Amount and the Accumulation Value of your Policy. Therefore, for example, if you choose Death Benefit Option 1, and if your Policy Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less than if your Policy Accumulation Value did not increase or declined. (See section headed “Cost of Insurance” for discussion of Cost of Insurance Charges.)
41

The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force. Policy Indebtedness includes loans under the Policy and Premium Reserve Rider Indebtedness includes loans under the Premium Reserve Rider.
Partial Surrenders may also reduce the death benefit payable under any of the death benefit options (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender will have on the death benefit payable under each option.)
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the “Cost of Insurance Charge” section of this prospectus.) The minimum Specified Amount is currently $250,000.
A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender may have on the Specified Amount.)
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option Change	Impact
2 to 1	The Specified Amount will be increased by the Accumulation Value as of the effective date of change.
If you increase the Specified amount, there will be additional Surrender Charges in the event you request a surrender of the Policy. A Surrender Charge may apply to a decrease in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of Surrender Charges is included in each Policy.
Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the Guideline Premium Test.
The Guideline Premium Test provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the Policy’s death benefit above the Specified Amount in order to satisfy the Guideline Premium Test. If the increase in the Policy’s death benefit causes an increase in the Net Amount at Risk, charges for the cost of insurance will increase as well.
Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
42

Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both Insureds. This notification must include a certified copy of an official death certificate for each Insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each Insured, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of both Insureds, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine® account in the recipient’s name as the Owner of the account. SecureLine® is a service we offer to help the recipient manage the Death Benefit Proceeds. With SecureLine®, an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine® account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in the recipient’s SecureLine® account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient’s account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient’s SecureLine® account may be more or less than the rate earned on funds held in Lincoln’s General Account.
There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
43

The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Net Accumulation Value (which is the Policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the “Surrender Value”). If you have elected the Enhanced Surrender Value Rider, your Surrender Value may be enhanced if you fully surrender your Policy during the first five Policy Years.
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
As of January 17, 2012, we no longer offer SecureLine® for surrenders. SecureLine® is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine® for Death Benefit Proceeds. Please see “Death Benefit Proceeds” section in this prospectus for more information about SecureLine®.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy’s Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Accumulation Value and may reduce the Specified Amount.
2	Will reduce the Accumulation Value, but not the Specified Amount.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
We may at our discretion decline any request for a Partial Surrender.
POLICY LOANS
You may borrow against the Surrender Value of your Policy and the Premium Reserve Rider, if you have allocated Premiums to the Premium Reserve Rider. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total Indebtedness under the Policy (including Premium Reserve Rider, if any, in Policy Years 1-10) will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Accumulation Value.
The amount of your loan will be withdrawn first from Accumulation Values, if any, of the Premium Reserve Rider Sub-Accounts and Premium Reserve Rider Fixed Account and then from the Policy’s Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the
44

Loan Account of both the Policy and the Premium Reserve Rider do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the Policy’s death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans (from both the Premium Reserve Rider and the Policy) accrues at an effective annual rate of 5.0% in years 1-10 and 4.0% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.
The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value.
Lincoln Life credits interest to the Loan Account Value (of both the Premium Reserve Rider and the Policy) at a rate of 4.0% in all years so the net cost of your Policy Loan is 1.0% in years 1-10 and 0.0% thereafter.
Your outstanding loan balance may be repaid at any time as long as at least one of the Insureds is living. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise. When making a payment to us, we will apply your payment as Premiums and not loan repayments unless you specifically instruct us otherwise.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy’s value exceeds your basis in the Policy.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time:
1)	the Net Accumulation Value of the Policy is insufficient to pay the Monthly Deduction, and
2)	the provisions of the No-Lapse Enhancement Rider are not preventing termination of the Policy, then all coverage will terminate. This is referred to as Policy Lapse.
The Net Accumulation Value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount stated in the notice is not paid to us within the Grace Period and any Premium Reserve Accumulation Value (less any Premium Reserve Rider transfer load) automatically transferred at the end of the Grace Period is also insufficient to keep the Policy in force, then the Policy will terminate. The Grace Period is the later of (a) 31
45

days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the second Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
No-Lapse Protection
Your Policy includes the No-Lapse Enhancement Rider. This rider provides you with additional protection to prevent a lapse in your Policy. If you meet the requirements of this rider, your Policy will not lapse, even if the Net Accumulation Value under the Policy is insufficient to cover the accumulated, if any, and current Monthly Deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee.
Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges.
Finally, your Policy includes the Premium Reserve Rider (in states where available). To the extent you have allocated Premium Payments to this rider, any rider Accumulation Value may prevent lapse of your Policy. If your Policy’s Net Accumulation Value is insufficient to cover the Monthly Deductions, and the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, we will send a written notice to you which will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy. If the amount in the notice is not paid to us within the Grace Period, we will automatically transfer to your Policy any Premium Reserve Rider Accumulation Value (less any Premium Reserve Rider transfer load) on the day the Grace Period ends. If after such transfer, your Policy’s Net Accumulation Value is sufficient to cover the Monthly Deductions then due, your Policy will not lapse.
Reinstatement of a Lapsed Policy
If your Policy has lapsed and the second death has not occurred, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	it has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability (on both Insureds if the first death has not occurred and we agree to accept the risk) is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least two months; and
5)	any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be based on the duration from the original Policy Date as though the Policy never lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income,
46

estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of Premium paid depending upon the Insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the second Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured’s age, gender, and risk classification. We do not apply this test to the Policy.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the second Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the second Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other
47

consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Penalty Taxes Payable on Withdrawals.  A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
48

Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.
Last Survivor Contract
Although we believe that the Policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your Premium (with earnings) and impose higher Cost of Insurance Charges in the future.
Due to the coverage of more than one Insured under the Policy, there are special considerations in applying the 7-Pay Test. For example, a reduction in the death benefit at any time, such as may occur upon a Partial Surrender, may cause the Policy to be a MEC. Also and more generally, the manner of applying the 7-Pay Test is somewhat uncertain in the case of policies covering more than one Insured.
Other Considerations
Insured Lives Past Age 121.  If the younger Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the younger Insured attains age 121.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.
If at any time you pay a Premium that would exceed the amount allowable to permit the Policy to continue to qualify as life insurance, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or, if the excess Premium exceeds $250, offer you the alternative of instructing us to hold the excess Premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.
The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a Premium that would cause your Policy to become a MEC and you do not consent to MEC status for your Policy, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or offer you the opportunity to apply for an increase in Death Benefit. If the excess Premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a premium deposit fund and apply it to the Policy on the next, succeeding Policy Anniversary when the Premium no longer causes your Policy to become a MEC in accordance with your Premium allocation instructions on file at the time the Premium is applied.
49

Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
50

Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2015 financial statements of the Separate Account and the December 31, 2015 consolidated financial statements of the Company are located in the SAI.
51

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Checkbook Service for Disbursements

POLICY INFORMATION
Assignment
Transfer of Ownership
Beneficiary
Right to Convert Contract
Change of Plan
Settlement Options
Deferment of Payments
Incontestability
Misstatement of Age or Gender
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnFinancial.com
Lincoln Life Flexible Premium Variable Life Account R
1933 Act Registration No. 333-145235
1940 Act Registration No. 811-08579
End of Prospectus
52

GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.

53

Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Date of Issue, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Date of Issue and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery
54

of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
55

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2016
Relating to Prospectus Dated May 1, 2016 for
Lincoln SVULONE2007 product
Lincoln Life Flexible Premium Variable Life Account R, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
or by telephoning (800) 487-1485, and requesting a copy of the Lincoln SVULONE2007 product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, “the Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from
2

the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $81,303,734 in 2015, $66,589,490 in 2014 and $35,012,596 in 2013 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or
3

its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and Beneficiaries, which would impact claim payments and reserves, among other consequences.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln Life Flexible
4

Premium Variable Life Account R as of December 31, 2015 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2015; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Checkbook Service for Disbursements
We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary’s name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.
POLICY INFORMATION
Assignment
While either Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and received at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.
Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
Transfer of Ownership
As long as either Insured is living, you may transfer all of your rights in the Policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of Ownership prior to its effective date. The transfer of Ownership, or revocation of transfer, will not take effect until recorded by us. Once we have recorded the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.
On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the Policy. Unless you direct us otherwise, with the consent of any assignee recorded with us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.
5

Beneficiary
The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while either Insured is living, except when we have received an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has specifically requested not to reserve the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will not be effective until recorded by us. Once we have recorded the change of Beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date recorded.
If any Beneficiary dies before the death of the second Insured, the Beneficiary's potential interest shall pass to any surviving Beneficiaries in the appropriate Beneficiary class, unless otherwise specified to the Company. If no named Beneficiary survives at the time of the death of the second Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Right to Convert Contract
You may at any time transfer 100% of the Policy's Accumulation Value to the Fixed Account and choose to have all future Premium Payments allocated to the Fixed Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the gender, Attained Age and rating class of the Insureds at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the Fixed Account.
Change of Plan
Your Policy may be exchanged for another Policy issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.
You may exchange your Policy for separate single life policies on each of the Insureds under any of the following change of plan events:
(1)	The Internal Revenue Code (IRC) is changed resulting in (a) the repeal of the unlimited marital deduction provision; or (b) a reduction of at least 50% of the tax rate in the maximum federal estate bracket in effect on the Policy Date;
(2)	the Insureds are legally divorced while this Policy is in force; or
(3)	the Insureds business is legally dissolved while the Policy is in force.
An exchange for separate policies is subject to all of the following conditions:
(1)	both Insureds are alive and the Policy is in force at the time of the change of plan event;
(2)	the request by the Owner to exercise the option must be in writing;
(3)	the request by the Owner, together with evidence, satisfactory to the Company, of the existence of a change of plan event must be received by our Administrative Office on or within 6 months of the change of plan events described in items (1) and (3) above or on or within 24 months of the change of plan event described in item (2) above. If there is an assignment on the Policy, the assignee must consent, in writing, to the exchange;
6

(4)	if the change of plan event is the legal divorce of the Insureds, the Insureds may not be remarried to each other as of the date the new Policy takes effect, and the Policy split may not become effective on or within 24 months following the legal divorce;
(5)	each proposed Owner must have an insurable interest in the lives of the Insureds on his or her Policy;
(6)	the amount of insurance of each new Policy is not larger than one half of the amount of insurance then in force under this Policy; and
(7)	any other requirements as determined by the Company are met.
The new Policy will not take effect until the date all such requirements are met. The Premium for each new Policy is determined according to the Company’s rates in effect at that time for that Policy based on each Insureds’ attained age, sex and premium class, if that premium class is available on a single-life basis. If either Insureds’ premium class is not available on a single-life basis, the new Policy for that insured cannot be issued unless satisfactory evidence of insurability is provided for a premium class that is available.
The Company may not make an offer to you to exchange your Policy without obtaining required regulatory approvals.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
Deferment of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age or Gender
If the age or gender of either Insured has been misstated, benefits will be those which would have been purchased at the correct age and gender.
Suicide
If the second Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the second Insured dies by suicide, while sane or insane, within two years from the date any increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
7

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, and
•	a policy level mortality and expense charge applied on a daily equivalent basis, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the unit value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
n = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
8

FINANCIAL STATEMENTS
The December 31, 2015 financial statements of the Separate Account and the December 31, 2015 consolidated financial statements of the Company follow.
9

The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2015 and 2014

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2015 and 2014, and the related consolidated statements of comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2015.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2015 and 2014, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

March 31, 2016

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2015	2014
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2015 – $81,196; 2014 – $78,039)	$84,072	$85,421
Variable interest entities’ fixed maturity securities (amortized cost: 2015 – $596; 2014 – $587)	598	598
Equity securities (cost: 2015 – $226; 2014 – $216)	237	231
Trading securities	1,762	1,966
Mortgage loans on real estate	8,513	7,387
Real estate	13	14
Policy loans	2,520	2,645
Derivative investments	1,485	1,763
Other investments	1,588	1,551
Total investments	100,788	101,576
Cash and invested cash	2,400	3,224
Deferred acquisition costs and value of business acquired	9,493	8,155
Premiums and fees receivable	379	480
Accrued investment income	1,034	1,016
Reinsurance recoverables	7,100	6,926
Reinsurance related embedded derivatives	95	-
Funds withheld reinsurance assets	635	655
Goodwill	2,273	2,273
Other assets	4,872	3,940
Separate account assets	123,619	125,265
Total assets	$252,688	$253,510

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$19,893	$19,225
Other contract holder funds	76,483	74,561
Short-term debt	90	2
Long-term debt	2,745	2,662
Reinsurance related embedded derivatives	-	109
Funds withheld reinsurance liabilities	4,478	4,441
Deferred gain on business sold through reinsurance	144	220
Payables for collateral on investments	4,565	4,311
Variable interest entities’ liabilities	4	13
Other liabilities	5,781	5,804
Separate account liabilities	123,619	125,265
Total liabilities	237,802	236,613

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	10,677	10,652
Retained earnings	3,118	3,066
Accumulated other comprehensive income (loss)	1,091	3,179
Total stockholder’s equity	14,886	16,897
Total liabilities and stockholder’s equity	$252,688	$253,510

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2015	2014	2013
Revenues
Insurance premiums	$2,825	$2,371	$2,339
Fee income	4,960	4,608	4,008
Net investment income	4,611	4,648	4,561
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(75)	(25)	(75)
Portion of loss recognized in other comprehensive income	25	10	10
Net other-than-temporary impairment losses on securities recognized in earnings	(50)	(15)	(65)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(172)	(509)	122
Total realized gain (loss)	(222)	(524)	57
Amortization of deferred gain on business sold through reinsurance	69	69	69
Other revenues	440	867	426
Total revenues	12,683	12,039	11,460
Expenses
Interest credited	2,472	2,492	2,468
Benefits	4,529	4,354	3,613
Commissions and other expenses	4,109	3,876	3,526
Interest and debt expense	105	103	93
Total expenses	11,215	10,825	9,700
Income (loss) before taxes	1,468	1,214	1,760
Federal income tax expense (benefit)	295	220	431
Net income (loss)	1,173	994	1,329
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(2,090)	1,752	(2,424)
Funded status of employee benefit plans	2	(3)	(6)
Total other comprehensive income (loss), net of tax	(2,088)	1,749	(2,430)
Comprehensive income (loss)	$(915)	$2,743	$(1,101)

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2015	2014	2013

Common Stock
Balance as of beginning-of-year	$10,652	$10,636	$10,620
Stock compensation/issued for benefit plans	25	16	16
Balance as of end-of-year	10,677	10,652	10,636

Retained Earnings
Balance as of beginning-of-year	3,066	2,778	2,089
Net income (loss)	1,173	994	1,329
Dividends declared	(1,121)	(706)	(640)
Balance as of end-of-year	3,118	3,066	2,778

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	3,179	1,430	3,860
Other comprehensive income (loss), net of tax	(2,088)	1,749	(2,430)
Balance as of end-of-year	1,091	3,179	1,430
Total stockholder’s equity as of end-of-year	$14,886	$16,897	$14,844

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2015	2014	2013
Cash Flows from Operating Activities
Net income (loss)	$1,173	$994	$1,329
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(176)	(535)	(539)
Trading securities purchases, sales and maturities, net	143	310	131
Change in premiums and fees receivable	101	(56)	(42)
Change in accrued investment income	(18)	(14)	(16)
Change in future contract benefits and other contract holder funds	868	1,407	(232)
Change in reinsurance related assets and liabilities	(1,060)	(960)	68
Change in federal income tax accruals	170	48	437
Realized (gain) loss	222	524	(57)
Amortization of deferred gain on business sold through reinsurance	(69)	(69)	(69)
Proceeds from reinsurance recapture	-	422	-
Change in cash management agreement investment	351	329	(29)
Other	45	249	(85)
Net cash provided by (used in) operating activities	1,750	2,649	896

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(8,858)	(8,306)	(11,002)
Sales of available-for-sale securities	1,329	1,120	954
Maturities of available-for-sale securities	4,265	4,984	5,952
Purchases of other investments	(13,868)	(5,013)	(2,481)
Sales or maturities of other investments	13,104	4,411	2,494
Increase (decrease) in payables for collateral on investments	254	1,446	(1,256)
Proceeds (outflows) from business ceded, recaptured and novated	-	(3)	(22)
Proceeds from sale of subsidiary/business	75	-	-
Other	(80)	(82)	(95)
Net cash provided by (used in) investing activities	(3,779)	(1,443)	(5,456)

Cash Flows from Financing Activities
Payment of long-term debt, including current maturities	(4)	-	-
Issuance of long-term debt, net of issuance costs	-	-	311
Issuance (decrease) in short-term debt	88	(49)	23
Proceeds from sales leaseback transaction	47	83	-
Deposits of fixed account values, including the fixed portion of variable	10,745	10,363	10,466
Withdrawals of fixed account values, including the fixed portion of variable	(6,062)	(5,775)	(5,230)
Transfers to and from separate accounts, net	(2,474)	(2,509)	(3,001)
Common stock issued for benefit plans and excess tax benefits	(14)	(19)	(17)
Dividends paid to common and preferred stockholders	(1,121)	(706)	(640)
Net cash provided by (used in) financing activities	1,205	1,388	1,912

Net increase (decrease) in cash and invested cash	(824)	2,594	(2,648)
Cash and invested cash as of beginning-of-year	3,224	630	3,278
Cash and invested cash as of end-of-year	$2,400	$3,224	$630

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors and Lincoln Financial Advisors, LNC’s wholesaling and retailing business units, respectively.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 22 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.    We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”),  variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit’s fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit’s goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs, assets under capital leases, guaranteed living benefit (“GLB”) reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 7, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.50%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2015 and 2014, participating policies comprised approximately 1% of the face amount of business in force, and dividend expenses were $67 million, $64 million and $62 million for the years ended December 31, 2015,  2014 and 2013, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL’s short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. (“Swiss Re”) in December 2001 through a series of indemnity reinsurance transactions.  We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments, proceeds from reinsurance recaptures and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2013 through 2015 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.

2.    New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standard Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-01, Accounting for Investments in Qualified Affordable Housing Projects

This standard permits an entity to make an accounting policy to use the proportional amortization method of accounting to recognize investments in qualified affordable housing projects, if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in the income statement as a component of income tax expense (benefit). Entities that previously applied the effective yield method to investments in qualified affordable housing prior to the adoption of this standard may continue to apply the effective yield method to those pre-existing investments.

		January 1, 2015	The adoption of this ASU did not have an effect on our consolidated financial condition and results of operations.
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changes the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity’s operations and financial results. The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.  Early adoption is permitted, but only for disposals that have not been reported in financial statements previously issued or available for issuance.

		Early adopted as of October 1, 2014	We applied the guidance in this standard to our sale of Lincoln Financial Media (“LFM”) in the fourth quarter of 2014. For more information regarding our sale of LFM see Note 3.
ASU 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures

This standard eliminates a distinction in current GAAP related to certain repurchase agreements, and amends current GAAP to require repurchase-to-maturity transactions and linked repurchase financings to be accounted for as secured borrowings; consistent with the accounting for other repurchase agreements.  The standard also includes new disclosure requirements related to transfers accounted for as sales that are economically similar to repurchase agreements and information about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings.  The new disclosures are not required for comparative periods before the effective date.

		January 1, 2015, except for disclosures related to collateral pledged that were adopted for the interim period ended June 30, 2015	The adoption of this ASU did not have an effect on our consolidated financial condition and results of operations.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers & ASU 2015- 14, Revenue from Contracts with Customers; Deferral of the Effective Date

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Retrospective application is required.  After performing extensive outreach, the FASB decided to delay the effective date of ASU 2014-09 for one year.  Early application is permitted but only for annual reporting periods beginning after December 15, 2016.

January 1, 2018

We will adopt the accounting guidance in this standard for non-insurance related products and services, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.

ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.  Early adoption of this standard is permitted, and application is under a modified retrospective basis to existing hybrid financial instruments that are within the scope of the standard.

		January 1, 2016	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard is intended to improve consolidation accounting guidance related to limited partnerships, limited liability corporations and securitization structures.  The new standard includes changes to existing consolidation models that will eliminate the presumption that a general partner should consolidate a limited partnership, clarify when fees paid to a decision maker should be a factor in the VIEs consolidation evaluation and reduce the VIEs consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.  Early adoption is permitted, including adoption in an interim period.

		January 1, 2016	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs

Under current accounting guidance, debt issuance costs are recognized as a deferred charge in the balance sheet.  This amendment requires that debt issuance costs be presented in the balance sheet as a direct deduction from the carrying amount of that debt.  This standard does not change the recognition and measurement requirements related to debt issuance costs.  Early adoption of this standard is permitted, and retrospective application is required for all periods presented in the financial statements.

January 1, 2016

We will reclassify all of our debt issuance costs in accordance with this ASU.  The amendment is not expected to have a material effect on our consolidated financial condition and results of operations.

ASU 2015-05, Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement

This standard clarifies the accounting requirements for recognizing cloud computing arrangements.  If an entity purchases a software license through a cloud computing arrangement, the software license should be accounted for in a manner consistent with the acquisition of other software licenses.  If a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract.  Early adoption of this standard is permitted, and the amendments can be adopted either prospectively or retrospectively.

		January 1, 2016	We will adopt this ASU prospectively. The amendment is not expected to have a material effect on our consolidated financial condition and results of operations.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2015-07, Disclosures for Certain Investments That Calculate Net Asset Value per Share (or its Equivalent)

This standard removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient.  In addition, the standard also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient, and limits those disclosures only to those investments for which the practical expedient has been elected.  Early adoption is permitted, and the disclosures must be provided retrospectively for all periods presented in the financial statements.

		January 1, 2016	We will appropriately amend our financial statement disclosures in accordance with this standard as of the adoption date.
ASU 2015-09, Disclosures about Short-Duration Contracts

This standard enhances the disclosure requirements related to short-duration insurance contracts.  The new disclosure requirements focus on providing users of financial statements with more transparent information about an insurance entity’s (1) initial claims estimates and subsequent adjustments to those estimates, (2) methodologies and judgments in estimating claims, and (3) timing, frequency and severity of claims.  Early application of this standard is permitted, and retrospective application is required for each comparative period presented, except for those requirements that apply only to the current period.

		Annual periods beginning January 1, 2016; interim periods within annual periods beginning January 1, 2017	We are currently evaluating these disclosure changes and will provide the additional disclosures upon adoption.
ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements

Given the absence of authoritative accounting guidance in ASU 2015-03 related to debt issuance costs for line-of-credit arrangements, this standard clarifies that the Securities and Exchange Commission ("SEC") Staff would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement.

		January 1, 2016	We will include any necessary disclosures in connection with our adoption of ASU 2015-03.
ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments should be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.
ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU will use a modified retrospective adoption approach which includes a number of optional practical expedients that entities may elect upon adoption.

		January 1, 2019	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3.  Dispositions

LFM

On July 16, 2015, we closed on the sale of LFM to Entercom Communications Corp. (“Entercom Parent”) and Entercom Radio, LLC.  We received $75 million in cash, net of transaction expenses, and $28 million face amount of perpetual cumulative convertible preferred stock of Entercom Parent.

As of December 31, 2014, we adjusted the carrying amount of the assets and liabilities of LFM that were to be sold to fair value less cost to sell and reclassified such amounts as held-for-sale within other assets and other liabilities on our Consolidated Balance Sheets.  Accordingly, we recognized a loss of $28 million, after-tax, during the fourth quarter of 2014 reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss).  During 2015, we recognized an additional loss of $2 million, after-tax, related to finalizing the transaction.

4.  Business Ceded, Recaptured and Novated

Business Ceded

We completed a reinsurance transaction during 2014 whereby we ceded a block of business to LNBAR that resulted in the release of $64 million of statutory capital previously supporting a portion of statutory reserves related to our Worksite UL business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(1)
DAC and VOBA	(12)
Reinsurance recoverables	3
Other assets (deferred loss on business sold through reinsurance)	9
Total assets	$(1)

Liabilities
Other liabilities	(1)
Total liabilities	$(1)

We completed a reinsurance transaction during 2014 whereby we ceded an additional block of business to LNBAR that resulted in the release of $28 million of statutory capital previously supporting a portion of statutory reserves related to our UL/survivorship UL (“SUL”) business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(2)
DAC and VOBA	(8)
Reinsurance recoverables	5
Other assets (deferred loss on business sold through reinsurance)	1
Total assets	$(4)

Liabilities
Other contract holder funds	$(2)
Other liabilities	(2)
Total liabilities	$(4)

We completed reinsurance transactions during 2013 whereby we ceded blocks of business to LNBAR that resulted in the release of $196 million of statutory capital previously supporting a portion of statutory reserves related to our UL/SUL business.  The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets as of December 31, 2013:

Assets
Cash and invested cash	$(22)
DAC and VOBA	(65)
Reinsurance recoverables	76
Total assets	$(11)

Liabilities
Other contract holder funds	$(7)
Deferred gain on business sold through reinsurance	18
Other liabilities	(22)
Total liabilities	$(11)

Business Recaptured

We completed a reinsurance transaction during 2014 whereby we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $500 million, of which $78 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $57 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $226 million and a reduction of DAC of $123 million.

5.  Variable Interest Entities

Consolidated VIEs

Credit-Linked Notes

We have invested in the Class 1 notes of two credit-linked note (“CLN”) structures, which represent special purpose trusts combining ABS with credit default swaps to produce multi-class structured securities.  The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures.  The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest.  We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps.  In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures.  As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs.  We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures.  The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio.  The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2015:

	Amount and Date of Issuance
	$400	$200
	December	April
	2006	2007
Original attachment point (subordination)	5.50%	2.05%
Current attachment point (subordination)	4.21%	1.48%
Maturity	12/20/2016	3/20/2017
Current rating of tranche	BBB+	BB
Current rating of underlying reference obligations	AA - B	AAA - CCC
Number of defaults in underlying reference obligations	3	2
Number of entities	123	99
Number of countries	20	21

There has been no event of default on the CLNs themselves.  Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions.  Similar to other debt instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures’ underlying reference portfolios by industry and rating as of December 31, 2015:

	AAA	AA	A	BBB	BB	B	CCC	Total
Industry
Financial intermediaries	0.0%	2.1%	5.4%	3.0%	0.0%	0.0%	0.0%	10.5%
Telecommunications	0.0%	0.0%	2.4%	7.2%	0.9%	0.5%	0.0%	11.0%
Oil and gas	0.3%	2.1%	1.0%	3.4%	1.2%	0.0%	0.0%	8.0%
Utilities	0.0%	0.0%	1.6%	3.0%	0.0%	0.0%	0.0%	4.6%
Chemicals and plastics	0.0%	0.0%	2.3%	1.2%	0.3%	0.0%	0.0%	3.8%
Drugs	0.3%	1.6%	1.8%	0.0%	0.0%	0.0%	0.0%	3.7%
Retailers (except food
and drug)	0.0%	0.0%	2.1%	0.9%	0.5%	0.0%	0.0%	3.5%
Industrial equipment	0.0%	0.0%	2.1%	0.7%	0.0%	0.0%	0.0%	2.8%
Sovereign	0.0%	1.2%	1.0%	0.7%	0.3%	0.0%	0.0%	3.2%
Conglomerates	0.0%	2.3%	0.9%	0.0%	0.0%	0.0%	0.0%	3.2%
Forest products	0.0%	0.0%	0.5%	1.1%	1.4%	0.0%	0.0%	3.0%
Other	0.0%	4.1%	13.8%	18.2%	5.6%	0.7%	0.3%	42.7%
Total	0.6%	13.4%	34.9%	39.4%	10.2%	1.2%	0.3%	100.0%

Statutory Trust Note

In August 2011, we purchased a $100 million note issued by a statutory trust (“Issuer”) in a private placement offering.  The proceeds were used by the Issuer to purchase U.S. government bonds to be held as collateral assets supporting an excess mortality swap.  We concluded that the Issuer of the note was a VIE and that we were the primary beneficiary.  We consolidated all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

On December 16, 2013, the excess mortality swap underlying this VIE was terminated as a result of a cancellation event under the associated swap agreement.  Subsequently, the U.S. government bonds were redeemed on January 6, 2014, and our $100 million note issued by the statutory trust was cancelled.    The combination of these two events, under the direction of LNC and its counterparty, has provided for the dissolution of this VIE effective January 6, 2014.  As such, we no longer have any exposure to loss related to this VIE.

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2015			As of December 31, 2014
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans (1)	N/A	$-	$598	N/A	$-	$598

Liabilities
Non-qualifying hedges:
Credit default swaps	2	$600	$4	2	$600	$13
Contingent forwards	2	-	-	2	-	-
Total liabilities (2)	4	$600	$4	4	$600	$13

(1)	Reported in variable interest entities’ fixed maturity securities on our Consolidated Balance Sheets.
(2)	Reported in variable interest entities’ liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see Note 6.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2015.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2015	2014
Non-Qualifying Hedges
Credit default swaps	$9	$14
Contingent forwards	-	-
Total non-qualifying hedges (1)	$9	$14

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2015, our special purpose financial insurance company subsidiary, the Lincoln Reinsurance Company of Vermont VI, issued a long-term surplus note for $275 million to a non-affiliated VIE in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE primarily are to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note was $336 million as of December 31, 2015, and is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  In addition, the terms of the long-term surplus note provide us with a set-off right with the corporate bond AFS securities we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 6.

Qualified Affordable Housing Projects

We invest in certain LPs that operate qualified affordable housing projects that we have concluded are VIEs.  We are not the primary beneficiary of these VIEs as we do not have the power to direct the most significant activities of the LPs.  We receive returns from the LPs in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were less than $1 million for the years ended December 31, 2015 and 2014.  The carrying amounts of our investments in qualified affordable housing projects are recognized in other investments on our Consolidated Balance Sheets and were $47 million and $60 million as of December 31, 2015 and 2014, respectively.  Our exposure to loss is limited to the capital we invest in the LPs, and we do not have any contingent commitments to provide additional capital funding to these LPs.  There have been no indicators of impairment that would require us to recognize an impairment loss related to these LPs due to forfeiture, ineligibility of tax credits or for any other circumstances as of December 31, 2015.

6.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2015
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$70,584	$3,787	$1,913	$1	$72,457
ABS	1,022	40	16	(12)	1,058
U.S. government bonds	346	41	2	-	385
Foreign government bonds	459	60	1	-	518
RMBS	3,400	178	35	(11)	3,554
CMBS	347	10	2	(4)	359
CLOs	587	1	3	(3)	588
State and municipal bonds	3,706	672	12	-	4,366
Hybrid and redeemable preferred securities	745	86	44	-	787
VIEs’ fixed maturity securities	596	2	-	-	598
Total fixed maturity securities	81,792	4,877	2,028	(29)	84,670
Equity securities	226	17	6	-	237
Total AFS securities	$82,018	$4,894	$2,034	$(29)	$84,907

	As of December 31, 2014
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$67,000	$6,491	$431	$5	$73,055
ABS	1,037	53	18	(7)	1,079
U.S. government bonds	339	51	-	-	390
Foreign government bonds	468	68	-	-	536
RMBS	3,797	232	13	(17)	4,033
CMBS	532	21	1	6	546
CLOs	374	1	2	(2)	375
State and municipal bonds	3,628	855	4	-	4,479
Hybrid and redeemable preferred securities	864	104	40	-	928
VIEs’ fixed maturity securities	587	11	-	-	598
Total fixed maturity securities	78,626	7,887	509	(15)	86,019
Equity securities	216	16	1	-	231
Total AFS securities	$78,842	$7,903	$510	$(15)	$86,250

(1)	Includes unrealized gains and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

Certain amounts reported in prior years’ consolidated financial statements have been reclassified to conform to the presentation adopted in the current year.  Specifically, we reclassified amounts related to subsequent changes in the fair value of AFS securities for which non-credit OTTI was previously recognized in OCI.  Historically, these amounts were recognized through unrealized gain (loss) on AFS securities in the Consolidated Statements of Comprehensive Income (Loss).  To better reflect the economic position of our AFS fixed maturity securities, these amounts are now recognized through unrealized OTTI on AFS securities in the Consolidated Statements of Comprehensive Income (Loss).  These reclassifications had no effect on net income (loss) or stockholder’s equity for the prior years.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2015, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,623	$2,656
Due after one year through five years	17,750	18,558
Due after five years through ten years	20,100	20,051
Due after ten years	35,367	37,248
Subtotal	75,840	78,513
Structured securities (ABS, MBS, CLOs)	5,952	6,157
Total fixed maturity AFS securities	$81,792	$84,670

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2015
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$19,285	$1,307	$2,349	$613	$21,634	$1,920
ABS	212	4	257	27	469	31
U.S. government bonds	15	2	-	-	15	2
Foreign government bonds	37	1	-	-	37	1
RMBS	593	21	362	21	955	42
CMBS	114	2	11	2	125	4
CLOs	271	2	49	1	320	3
State and municipal bonds	124	8	27	4	151	12
Hybrid and redeemable
preferred securities	37	1	147	43	184	44
Total fixed maturity securities	20,688	1,348	3,202	711	23,890	2,059
Equity securities	47	6	-	-	47	6
Total AFS securities	$20,735	$1,354	$3,202	$711	$23,937	$2,065

Total number of AFS securities in an unrealized loss position						1,923

	As of December 31, 2014
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$4,636	$202	$4,291	$238	$8,927	$440
ABS	94	1	310	40	404	41
RMBS	417	7	238	13	655	20
CMBS	121	-	19	10	140	10
CLOs	110	1	69	1	179	2
State and municipal bonds	6	-	26	4	32	4
Hybrid and redeemable
preferred securities	29	-	176	40	205	40
Total fixed maturity securities	5,413	211	5,129	346	10,542	557
Equity securities	37	1	-	-	37	1
Total AFS securities	$5,450	$212	$5,129	$346	$10,579	$558

Total number of AFS securities in an unrealized loss position						990

For information regarding our investments in VIEs, see Note 5.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2015
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1,536	$678	$2	135
Six months or greater, but less than nine months	76	85	-	19
Nine months or greater, but less than twelve months	39	38	-	2
Twelve months or greater	153	83	15	60
Total	$1,804	$884	$17	216

	As of December 31, 2014
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$48	$19	$-	12
Six months or greater, but less than nine months	8	7	-	3
Twelve months or greater	239	70	59	82
Total	$295	$96	$59	97

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities increased $1.5  billion for the year ended December 31, 2015.  As discussed further below, we believe the unrealized loss position as of December 31, 2015, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2015, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2015,  the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2015, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2015, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$360	$378	$402
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	19	4	37
Credit losses on securities for which an OTTI was previously recognized	15	15	40
Decreases attributable to:
Securities sold, paid down or matured	(31)	(37)	(101)
Balance as of end-of-year	$363	$360	$378

During 2015,  2014 and 2013, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2015
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$31	$(2)	$29	$28
ABS	186	13	199	101
RMBS	341	10	351	182
CMBS	34	4	38	47
CLOs	11	2	13	5
Total	$603	$27	$630	$363

	As of December 31, 2014
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$38	$(5)	$33	$20
ABS	206	7	213	96
RMBS	417	17	434	180
CMBS	46	(6)	40	59
CLOs	11	2	13	5
Total	$718	$15	$733	$360

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2015	2014
Fixed maturity securities:
Corporate bonds	$1,328	$1,434
ABS	25	32
U.S. government bonds	221	278
Foreign government bonds	24	24
RMBS	102	132
CMBS	4	4
CLOs	10	9
State and municipal bonds	17	21
Hybrid and redeemable preferred securities	31	32
Total trading securities	$1,762	$1,966

The portion of the market adjustment for gains (losses) that relate to trading securities still held as of December 31, 2015, 2014 and 2013, was $(96) million, $40 million and $(166) million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 21%  and 10%, respectively, of mortgage loans on real estate as of December 31, 2015 and 24% and 9%, respectively, of mortgage loans on real estate as of December 31, 2014.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2015	2014
Current	$8,512	$7,386
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(3)
Unamortized premium (discount)	3	4
Total carrying value	$8,513	$7,387

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2015	2014
Number of impaired mortgage loans on real estate	2	3

Principal balance of impaired mortgage loans on real estate	$8	$26
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(3)
Carrying value of impaired mortgage loans on real estate	$6	$23

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	As of December 31,
	2015	2014	2013
Balance as of beginning-of-year	$3	$3	$6
Additions	-	-	3
Charge-offs, net of recoveries	(1)	-	(6)
Balance as of end-of-year	$2	$3	$3

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Average carrying value for impaired mortgage loans on real estate	$17	$24	$30
Interest income recognized on impaired mortgage loans on real estate	1	2	2
Interest income collected on impaired mortgage loans on real estate	1	2	2

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2015			As of December 31, 2014
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$7,591	89.2%	2.07	$6,463	87.5%	1.91
65% to 74%	650	7.6%	1.60	622	8.4%	1.55
75% to 100%	266	3.1%	0.80	271	3.7%	0.73
Greater than 100%	6	0.1%	1.05	31	0.4%	0.77
Total mortgage loans on real estate	$8,513	100.0%		$7,387	100.0%

Alternative Investments

As of December 31, 2015 and 2014, alternative investments included investments in 190 and 156 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Fixed maturity AFS securities	$3,981	$3,937	$3,876
Equity AFS securities	9	9	6
Trading securities	102	119	130
Mortgage loans on real estate	385	367	377
Real estate	1	3	5
Policy loans	150	153	153
Invested cash	3	1	3
Commercial mortgage loan prepayment and bond make-whole premiums	98	132	107
Alternative investments	88	130	86
Consent fees	5	2	4
Other investments	6	(2)	4
Investment income	4,828	4,851	4,751
Investment expense	(217)	(203)	(190)
Net investment income	$4,611	$4,648	$4,561

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For The Years Ended December 31,
	2015	2014	2013
Fixed maturity AFS securities: (1)
Gross gains	$41	$37	$20
Gross losses	(94)	(28)	(89)
Equity AFS securities:
Gross gains	3	5	8
Gross losses	-	-	(2)
Gain (loss) on other investments	(7)	4	6
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(26)	(31)	(27)
Total realized gain (loss) related to certain investments, pre-tax	$(83)	$(13)	$(84)

(1)	These amounts are represented net of related fair value hedging activity. See Note 7 for more information. 32

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(42)	$(1)	$(16)
ABS	(6)	(10)	(19)
RMBS	(7)	(7)	(28)
CMBS	(1)	(1)	(14)
Total fixed maturity securities	(56)	(19)	(77)
Equity securities	-	-	(1)
Gross OTTI recognized in net income (loss)	(56)	(19)	(78)
Associated amortization of DAC, VOBA, DSI and DFEL	6	4	13
Net OTTI recognized in net income (loss), pre-tax	$(50)	$(15)	$(65)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$29	$11	$11
Change in DAC, VOBA, DSI and DFEL	(4)	(1)	(1)
Net portion of OTTI recognized in OCI, pre-tax	$25	$10	$10

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2015 and 2014, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2015 and 2014, 96% of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2015 and 2014, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.6 billion and $3.2 billion, respectively, and a fair value of $3.2 billion.  As of December 31, 2015 and 2014,  95% and 88%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2015 and 2014, the portion of our ABS portfolio rated below investment grade had an amortized cost of $104 million and $188 million, respectively, and a fair value of $89 million and $171 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2015 and 2014, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

Determination of Credit Losses on MBS

As of December 31, 2015 and 2014, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2015		As of December 31, 2014
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$1,294	$1,294	$1,577	$1,577
Securities pledged under securities lending agreements (2)	242	231	204	196
Securities pledged under repurchase agreements (3)	674	706	605	631
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (4)	2,355	3,391	1,925	3,151
Total payables for collateral on investments	$4,565	$5,622	$4,311	$5,555

(1)    We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 7 for additional information.

(2)    Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)    Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)    Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2015	2014	2013
Collateral payable for derivative investments	$(283)	$1,313	$(2,243)
Securities pledged under securities lending agreements	38	20	(13)
Securities pledged under repurchase agreements	69	75	250
Securities pledged for Term Asset-Backed Securities Loan Facility	-	(36)	(1)
Investments pledged for FHLBI	430	74	751
Total increase (decrease) in payables for collateral on investments	$254	$1,446	$(1,256)

The remaining contractual maturities of repurchase agreements and securities lending transactions accounted for as secured borrowings were as follows:

	As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
RMBS	$-	$-	$-	$250	$250
Corporate bonds	-	-	275	149	424
Total	-	-	275	399	674
Securities Lending
Corporate bonds	242	-	-	-	242
Total	242	-	-	-	242
Total secured borrowings	$242	$-	$275	$399	$916

Gross amount of recognized liabilities for repurchase agreements and securities lending:					$916
Amounts related to agreements not included in offsetting disclosures:					$-

We receive securities in connection with reverse repurchase and securities borrowing agreements that we are permitted to sell or re-pledge.  As of December 31, 2015, the fair value of all collateral received that we are permitted to sell or re-pledge was $174 million.  We have not sold or re-pledged this collateral.

Investment Commitments

As of December 31, 2015, our investment commitments were $1.3 billion, which included $744 million of LPs, $330 million of private placement securities and $257 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2015 and 2014, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.7 billion and $2.1 billion, respectively, or 2% of our invested assets portfolio, and our investments in securities issued by Fannie Mae with a fair value of $1.2 billion and $1.3 billion, respectively, or 1% of our invested assets portfolio.

As of December 31, 2015 and 2014, our most significant investments in one industry were our investment securities in the utilities industry with a fair value of $12.3 billion and $12.4 billion, respectively, or 12% of our invested assets portfolio, and our investment securities in the consumer non-cyclical industry with a fair value of $11.7 billion and $11.3 billion, respectively, or 12% and 11%, respectively, of our invested assets portfolio.

Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair market value of $66 million and $65 million as of December 31, 2015 and 2014, respectively.

7.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed-rate securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges, to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified rate of exchange.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

Our indexed annuity and indexed universal life (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® (“S&P 500”).  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.  We receive a floating-rate of interest and pay the total return on a portfolio of indexes.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception of the contract.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Selling Protection

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.    We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).    We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede the risk under certain UL contracts for no lapse benefit guarantees to LNBAR.  If our contract holders’ account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2015			As of December 31, 2014
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,474	$192	$29	$2,091	$369	$198
Foreign currency contracts (1)	910	84	2	642	46	21
Total cash flow hedges	2,384	276	31	2,733	415	219
Fair value hedges:
Interest rate contracts (1)	654	-	198	-	-	-
Non-Qualifying Hedges
Interest rate contracts (1)	71,899	1,087	330	54,401	989	342
Foreign currency contracts (1)	74	-	-	68	-	-
Equity market contracts (1)	27,712	680	269	24,144	886	243
Credit contracts (2)	103	-	9	126	-	3
Embedded derivatives:
GLB reserves (3)	-	952	-	-	174	-
GLB reserves (2)	-	-	952	-	-	174
Reinsurance related (4)	-	95	-	-	-	109
Indexed annuity and IUL contracts (5)	-	-	1,100	-	-	1,170
Total derivative instruments	$102,826	$3,090	$2,889	$81,472	$2,464	$2,260

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other liabilities on our Consolidated Balance Sheets.
(3)	Reported in other assets on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2015
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$10,407	$32,455	$18,554	$12,611	$-	$74,027
Foreign currency contracts (2)	103	139	334	408	-	984
Equity market contracts	18,048	6,626	2,753	18	267	27,712
Credit contracts	45	58	-	-	-	103
Total derivative instruments
with notional amounts	$28,603	$39,278	$21,641	$13,037	$267	$102,826

(1)	As of December 31, 2015, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2)	As of December 31, 2015, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 2045.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$127	$5	$101
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	(202)	78	(126)
Foreign currency contracts	17	36	(24)
Change in foreign currency exchange rate adjustment	48	50	(19)
Change in DAC, VOBA, DSI and DFEL	3	2	5
Income tax benefit (expense)	46	(58)	57
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	(190)	(22)	(21)
Foreign currency contracts (1)	6	-	3
Associated amortization of DAC, VOBA, DSI and DFEL	2	1	1
Income tax benefit (expense)	64	7	6
Balance as of end-of-year	$157	$127	$5

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$8	$(22)	$(21)
Foreign currency contracts (1)	6	-	3
Total cash flow hedges	14	(22)	(18)
Fair value hedges:
Interest rate contracts (1)	(30)	-	-
Interest rate contracts (2)	(198)	-	-
Total fair value hedges	(228)	-	-
Non-Qualifying Hedges
Interest rate contracts (2)	304	1,304	(998)
Foreign currency contracts (2)	(11)	(8)	(4)
Equity market contracts (2)	(118)	(215)	(1,306)
Equity market contracts (3)	1	11	37
Credit contracts (2)	(6)	(1)	9
Embedded derivatives:
Other assets – GLB reserves (2)	778	1,391	(2,153)
Other liabilities – GLB reserves (2)	(778)	(1,391)	2,153
Reinsurance related (2)	221	(242)	352
Indexed annuity and IUL contracts (2)	(57)	(210)	(356)
Total derivative instruments	$120	$617	$(2,284)

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Offset to net investment income	$14	(22)	(18)

As of December 31, 2015, $17 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2015 and 2014, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

As of December 31, 2015
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	2	$(2)	$45
3/20/2017 (3)	(4)	(5)	BBB-	3	(7)	58
				5	$(9)	$103

As of December 31, 2014
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	3	$(2)	$68
3/20/2017 (3)	(4)	(5)	BBB-	3	(1)	58
				6	$(3)	$126

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 5.
(4)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of December 31,
	2015	2014
Maximum potential payout	$103	$126
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$103	$126

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post $9 million as of December 31, 2015.

Credit Risk

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure less collateral held.  As of December 31, 2015, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2015, our exposure was $15 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2015		As of December 31, 2014
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$92	$-	$64	$-
A+	67	-	48	-
A	791	(107)	1,047	(85)
A-	11	-	252	-
BBB+	333	-	27	-
	$1,294	$(107)	$1,438	$(85)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2015
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,981	$1,048	$3,029
Gross amounts offset	(496)	-	(496)
Net amount of assets	1,485	1,048	2,533
Gross amounts not offset:
Cash collateral	(1,294)	-	(1,294)
Net amount	$191	$1,048	$1,239

Financial Liabilities
Gross amount of recognized liabilities	$340	$2,053	$2,393
Gross amounts offset	(61)	-	(61)
Net amount of liabilities	279	2,053	2,332
Gross amounts not offset:
Cash collateral	(107)	-	(107)
Net amount	$172	$2,053	$2,225

	As of December 31, 2014
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$2,240	$174	$2,414
Gross amounts offset	(477)	-	(477)
Net amount of assets	1,763	174	1,937
Gross amounts not offset:
Cash collateral	(1,438)	-	(1,438)
Net amount	$325	$174	$499

Financial Liabilities
Gross amount of recognized liabilities	$330	$1,453	$1,783
Gross amounts offset	(50)	-	(50)
Net amount of liabilities	280	1,453	1,733
Gross amounts not offset:
Cash collateral	(85)	-	(85)
Net amount	$195	$1,453	$1,648

8.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Current	$71	$104	$211
Deferred	224	116	220
Federal income tax expense (benefit)	$295	$220	$431

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Tax rate of 35% times pre-tax income	$514	$425	$616
Effect of:
Separate account dividends
received deduction	(192)	(174)	(145)
Tax credits	(26)	(24)	(35)
Change in uncertain tax positions	1	(12)	7
Other items	(2)	5	(12)
Federal income tax expense (benefit)	$295	$220	$431
Effective tax rate	20%	18%	24%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The benefit for tax credits is attributable to foreign tax credits and low income housing tax credits.  We file with a consolidated group, however we calculate our tax expense on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2015	2014
Current	$104	$49
Deferred	(2,422)	(3,306)
Total federal income tax asset (liability)	$(2,318)	$(3,257)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2015	2014
Deferred Tax Assets
Future contract benefits and other contract holder funds	$960	$544
Deferred gain on business sold through reinsurance	30	(7)
Reinsurance related embedded derivative asset	25	177
Investment activity	-	317
Compensation and benefit plans	186	198
Net capital loss	-	3
Tax credits	33	-
VIE	-	45
Other	172	62
Total deferred tax assets	1,406	1,339
Deferred Tax Liabilities
DAC	2,147	1,731
VOBA	306	(186)
Net unrealized gain on AFS securities	1,084	3,100
Net unrealized gain on trading securities	67	100
Intangibles	7	22
Investment activity	183	-
Other	34	(122)
Total deferred tax liabilities	3,828	4,645
Net deferred tax asset (liability)	$(2,422)	$(3,306)

As of December 31, 2015, we had $33 million of alternative minimum tax credits that are not subject to expiration.    Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2015 and 2014, $10 million of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2015	2014
Balance as of beginning-of-year	$10	$75
Increases for prior year tax positions	-	35
Decreases for prior year tax positions	-	(23)
Decreases for settlements with taxing authorities	-	(77)
Balance as of end-of-year	$10	$10

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2015, 2014 and 2013, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $1 million, $(12) million and $2 million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million and $1 million as of December 31, 2015 and 2014, respectively.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  The Internal Revenue Service (“IRS”) examination for tax years 2009 through 2011 was closed in 2015.  We are currently not under examination by the IRS.  However, LNC has filed a protest with the IRS Appeals division (“Appeals”).  A protest for tax years 2005 through 2008 was previously filed with Appeals, and all tax years from 2005 through 2011 for the Company remain open.  All protested items have been resolved for all open years but are subject to review by the U.S. Joint Committee on Taxation before a final settlement is reached.  We do not expect any adjustments that would be material to our consolidated results of operations or financial condition.

9.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$7,527	$7,690	$6,030
Business acquired (sold) through reinsurance	38	(20)	(67)
Deferrals	1,483	1,525	1,559
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(813)	(956)	(795)
Unlocking	(232)	18	42
Adjustment related to realized (gains) losses	(44)	(58)	(49)
Adjustment related to unrealized (gains) losses	661	(672)	970
Balance as of end-of-year	$8,620	$7,527	$7,690

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$628	$1,169	$702
Business acquired (sold) through reinsurance	(22)	2	3
Deferrals	8	9	13
Amortization:
Amortization, excluding unlocking	(128)	(185)	(179)
Unlocking	(82)	(21)	(52)
Accretion of interest (1)	56	64	68
Adjustment related to realized (gains) losses	(1)	(1)	(1)
Adjustment related to unrealized (gains) losses	414	(409)	615
Balance as of end-of-year	$873	$628	$1,169

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2015, was as follows:

2016	$61
2017	65
2018	68
2019	73
2020	82

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$285	$310	$296
Deferrals	29	13	10
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(33)	(37)	(41)
Unlocking	2	2	8
Adjustment related to realized (gains) losses	(1)	(3)	(3)
Adjustment related to unrealized (gains) losses	19	-	40
Balance as of end-of-year	$301	$285	$310

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$1,365	$1,899	$1,342
Business acquired (sold) through reinsurance	-	(2)	(7)
Deferrals	537	400	319
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(299)	(326)	(210)
Unlocking	(66)	(50)	(14)
Adjustment related to realized (gains) losses	(8)	(8)	(8)
Adjustment related to unrealized (gains) losses	394	(548)	477
Balance as of end-of-year	$1,923	$1,365	$1,899

10.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2015	2014	2013
Direct insurance premiums and fee income	$9,354	$8,880	$7,833
Reinsurance assumed	83	16	19
Reinsurance ceded	(1,652)	(1,917)	(1,505)
Total insurance premiums and fee income	$7,785	$6,979	$6,347

Direct insurance benefits	$6,304	$5,970	$5,346
Reinsurance recoveries netted against benefits	(1,775)	(1,616)	(1,733)
Total benefits	$4,529	$4,354	$3,613

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2015, our policy for our reinsurance program was to retain no more than $20 million on a single insured life.  We reinsure approximately 25% of the mortality risk on newly issued life insurance contracts.  As of December 31, 2015, approximately 38% of our total individual life in-force amount is reinsured.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2015, the reserves associated with these reinsurance arrangements totaled $617 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.    Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $7.1 billion and $6.9 billion as of December 31, 2015 and 2014, respectively.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain of our liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $2.4 billion and $3.1 billion as of December 31, 2015 and 2014, respectively.  Swiss Re has funded a trust, with a balance of $2.6 billion as of December 31, 2015, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2015, included $634 million and $79 million, respectively, related to the business sold to Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets.  The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.  We amortized $48 million, after-tax, of deferred gain on business sold through reinsurance during 2015,  2014 and 2013.

11.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2015
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

	For the Year Ended December 31, 2014
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Other Operations – Media	176	(176)	-	-
Total goodwill	$3,696	$(1,423)	$-	$2,273

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2015		As of December 31, 2014
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$39	$100	$35
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Total	$105	$39	$105	$35

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2015, was as follows:

2016	$4
2017	4
2018	4
2019	4
2020	4
Thereafter	41

12.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2015 (1)	2014 (1)
Return of Net Deposits
Total account value	$85,345	$85,917
Net amount at risk (2)	1,201	183
Average attained age of contract holders	63 years	62 years

Minimum Return
Total account value	$111	$135
Net amount at risk (2)	24	25
Average attained age of contract holders	75 years	74 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$24,659	$26,021
Net amount at risk (2)	1,345	597
Average attained age of contract holders	69 years	68 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$89	$73	$104
Changes in reserves	52	34	(10)
Benefits paid	(26)	(18)	(21)
Balance as of end-of-year	$115	$89	$73

Variable Annuity Contracts

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2015	2014
Asset Type
Domestic equity	$46,668	$47,930
International equity	17,686	18,103
Bonds	25,386	25,742
Money market	12,488	12,173
Total	$102,228	$103,948

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 36% of total life insurance in-force reserves as of December 31, 2015, and 33% of total sales for the year ended December 31, 2015.

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2015	2014
Short-Term Debt
Short-term debt (1)	$90	$2

Long-Term Debt, Excluding Current Portion
1.40% note, due 2016	$-	$4
LIBOR + 3 bps loan, due 2017	250	250
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	240	240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	479	422
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	-
LIBOR + 100 bps surplus note, due 2037	375	375
Total surplus notes	2,495	2,408
Total long-term debt	$2,745	$2,662

(1)    The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2015, were as follows:

2016	$-
2017	250
2018	-
2019	-
2020	-
Thereafter	2,495
Total	$2,745

On September 10, 2013, we issued a note of $4 million to LNC.  This note calls for us to pay the principal amount of the note on or before September 10, 2016, and interest to be paid semiannually at an annual rate of 1.40%.  This note was settled as part of the disposition of LFM in 2015.  See Note 3 for additional information.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017.

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate “LIBOR” + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the “Commissioner”), we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the

Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2015, was $479 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2015.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2015, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $175 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County (“Court”), Indiana, captioned Peter S. Bezich v. The Lincoln National Life Insurance Company, No. 02C01-0906-PL73, asserting he was charged a cost of insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract.  Solely to avoid the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, we reached a settlement with the plaintiff resolving all claims related to this litigation.  On September 9, 2015, the litigation was stayed pending court approval of the settlement for the entire class.  The Court approved the settlement on February 4, 2016.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding captioned Lehman Brothers Special Financing, Inc. v. Bank of America, N.A. et al., Adv. Pro. No. 10-03547 (JMP) and instituted under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York.  Plaintiff Lehman Brothers Special Financing Inc. seeks to (i) overturn the application of certain priority of payment provisions in 47 CDO transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to noteholders in accordance with the note agreements.  We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019.  We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.  These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.  In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2015, 2014 and 2013, was $35 million,  $38 million and $37 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2015, were as follows:

2016	$32
2017	29
2018	23
2019	15
2020	8
Thereafter	28
Total	$135

Capital Leases

In December 2015, we entered into a five-year, sale-leaseback transaction on $47 million (net of amortization) of assets.  In December 2014, we entered into a five-year, sale-leaseback transaction on $83 million (net of amortization) of assets.  Both of these transactions have been classified as capital leases on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  Total accumulated amortization related to these leased assets was $64 million and $55 million as of December 31, 2015 and 2014, respectively.   Future minimum lease payments under capital leases (in millions) as of December 31, 2015, were as follows:

2016	$2
2017	2
2018	2
2019	85
2020	48
Total minimum lease payments	139
Less: Amount representing interest	9
Present value of minimum lease payments	$130

Vulnerability from Concentrations

As of December 31, 2015, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity (“ALVA”) product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 18%,  20% and 17% of Annuities’ variable annuity product deposits in 2015, 2014 and 2013, respectively, and represented approximately 42%,  44% and 47% of the segment’s total variable annuity product account values as of December 31, 2015, 2014 and 2013, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM (“AFIS”) funds.  For the Annuities segment, AFIS funds accounted for 20%, 22% and 19% of variable annuity product deposits in 2015, 2014 and 2013, respectively, and represented 48%,  50% and 54% of the segment’s total variable annuity product account values as of December 31, 2015, 2014 and 2013, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(17) million as of December 31, 2015 and 2014, respectively.

15.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$3,054	$1,453	$3,832
Unrealized holding gains (losses) arising during the year	(4,386)	3,745	(5,607)
Change in foreign currency exchange rate adjustment	(45)	(47)	20
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	1,293	(1,252)	1,835
Income tax benefit (expense)	1,095	(857)	1,314
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	147	14	(63)
Associated amortization of DAC, VOBA, DSI and DFEL	(28)	(32)	(28)
Income tax benefit (expense)	(42)	6	32
Balance as of end-of-year	$934	$3,054	$1,453
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$19	$(10)	$(61)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(29)	(11)	(11)
Change in DAC, VOBA, DSI and DFEL	4	1	1
Income tax benefit (expense)	8	3	4
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	43	61	96
Change in DAC, VOBA, DSI and DFEL	(17)	(6)	(8)
Income tax benefit (expense)	(9)	(19)	(31)
Balance as of end-of-year	$19	$19	$(10)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$127	$5	$101
Unrealized holding gains (losses) arising during the year	(185)	114	(150)
Change in foreign currency exchange rate adjustment	48	50	(19)
Change in DAC, VOBA, DSI and DFEL	3	2	5
Income tax benefit (expense)	46	(58)	57
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(184)	(22)	(18)
Associated amortization of DAC, VOBA, DSI and DFEL	2	1	1
Income tax benefit (expense)	64	7	6
Balance as of end-of-year	$157	$127	$5
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(21)	$(18)	$(12)
Adjustment arising during the year	3	(5)	(9)
Income tax benefit (expense)	(1)	2	3
Balance as of end-of-year	$(19)	$(21)	$(18)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2015	2014	2013
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$147	$14	$(63)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(28)	(32)	(28)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	119	(18)	(91)	operations before taxes
Income tax benefit (expense)	(42)	6	32	Federal income tax expense (benefit)
Reclassification, net of income tax	$77	$(12)	$(59)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$2	$61	$96	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	(6)	(8)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	2	55	88	operations before taxes
Income tax benefit (expense)	-	(19)	(31)	Federal income tax expense (benefit)
Reclassification, net of income tax	$2	$36	$57	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$(190)	$(22)	$(21)	Net investment income
Foreign currency contracts	6	-	3	Net investment income
Total gross reclassifications	(184)	(22)	(18)
Associated amortization of DAC,
VOBA, DSI and DFEL	2	1	1	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	(182)	(21)	(17)	operations before taxes
Income tax benefit (expense)	64	7	6	Federal income tax expense (benefit)
Reclassification, net of income tax	$(118)	$(14)	$(11)	Net income (loss)

16.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Total realized gain (loss) related to certain investments (1)	$(83)	$(13)	$(84)
Realized gain (loss) on the mark-to-market on certain instruments (2)	123	(250)	308
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(78)	(35)	(39)
Associated amortization of DAC, VOBA, DSI and DFEL	14	6	9
Variable annuity net derivatives results: (4)
Gross gain (loss)	(161)	(150)	(104)
Associated amortization of DAC, VOBA, DSI and DFEL	(34)	(36)	(33)
Realized gain (loss) on sale of subsidiaries/businesses (5)	(3)	(46)	-
Total realized gain (loss)	$(222)	$(524)	$57

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 6.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)

Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.

(5)	See “LFM” in Note 3.

17.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Commissions	$2,082	$2,100	$1,980
General and administrative expenses	1,683	1,582	1,569
Expenses associated with reserve financing and unrelated LOCs	32	31	40
DAC and VOBA deferrals and interest, net of amortization	(292)	(454)	(656)
Broker-dealer expenses	329	302	288
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	28	60	62
Taxes, licenses and fees	243	251	239
Total	$4,109	$3,876	$3,526

18.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which many of our agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements and do not expect to be required to make any contributions to these pension plans in 2016.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $3 million, $3 million, and $(3) million during 2015, 2014, and 2013, respectively.  In 2016, we expect to make benefit payments of approximately $13 million for these plans.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2015	2014	2015	2014

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$124	$133	$7	$6
Projected benefit obligation	117	127	15	16
Funded status of plan	$7	$6	$(8)	$(10)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$9	$9	$-	$-
Other liabilities	(2)	(3)	(8)	(10)
Net amount recognized	$7	$6	$(8)	$(10)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Net periodic benefit cost:
Weighted-average discount rate	4.00%	4.50%	4.00%	4.50%
Expected return on plan assets	5.00%	5.00%	6.50%	6.50%

The discount rate was determined based on a corporate yield curve as of December 31, 2015, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate these assumptions each plan year.

In October 2014, the Society of Actuaries published updated mortality tables that were incorporated into our assumptions, resulting in an increase in our pension plans’ benefit obligation of $7 million, pre-tax.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category

	As of December 31,
	2015	2014

Fixed maturity securities:
Corporate bonds	$25	$30
U.S. government bonds	94	99
Cash and invested cash	5	4
Other investments	7	6
Total	$131	$139

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 21 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for many of our employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  For the years ended December 31, 2015, 2014 and 2013, expenses for these plans were $30 million, $1 million and $1 million, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC to eligible employees.  For the years ended December 31, 2015, 2014 and 2013, expenses for these plans were $79 million, $75 million and $70 million, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  For further discussion of total return swaps related to our deferred compensation plans, see Note 7.  For the years ended December 31, 2015, 2014 and 2013, expenses for these plans were $12 million, $21 million and $27 million, respectively.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2015	2014
Total liabilities (1)	$417	$423
Investments dedicated to fund liabilities (2)	151	160

(1)Reported in other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets on our Consolidated Balance Sheets.

19.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Stock options	$7	$9	$8
Performance shares	11	12	10
SARs	-	2	5
RSUs	21	15	15
Total	$39	$38	$38

Recognized tax benefit	$14	$13	$13

20.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V and Lincoln Reinsurance Company of Vermont VI.

	As of December 31,
	2015	2014
U.S. capital and surplus	$7,614	$7,991

	For the Years Ended December 31,
	2015	2014	2013
U.S. net gain (loss) from operations, after-tax	$583	$1,170	$425
U.S. net income (loss)	786	1,401	495
U.S. dividends to LNC holding company	1,121	705	640

Comparison of 2015 to 2014

Statutory net income (loss) decreased due primarily to the recapture in 2014 of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products in 2014 and a decrease in favorable tax items.

Comparison of 2014 to 2013

Statutory net income (loss) increased due primarily to the recapture of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products and a lower effective tax rate due to the use of tax credit carryforwards.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP.  Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under a letter of credit (“LOC”) and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2015 and 2014.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2015	2014
Calculation of reserves using the Indiana universal life method	$109	$140
Calculation of reserves using continuous CARVM	(1)	(1)
Conservative valuation rate on certain annuities	(43)	(39)
Lesser of LOC and XXX additional reserve as surplus	2,835	2,751

During the third quarter of 2013, the New York State Department of Financial Services (“NYDFS”) announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, which was effective as of December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY.  LLANY discontinued the sale of these products in early 2013, but the change affects those policies sold prior to that time.  We  began phasing in the increase in reserves over five years beginning in 2013.  As of December 31, 2014, we have increased reserves by $180 million.  The additional increase in reserves over the next three years is subject to ongoing discussions with the NYDFS.  However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2015, the Company’s RBC ratio was nearly five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiary, LLANY, a New York domiciled insurance company, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $850 million in 2016 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

21.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2015		As of December 31, 2014
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$84,072	$84,072	$85,421	$85,421
VIEs’ fixed maturity securities	598	598	598	598
Equity securities	237	237	231	231
Trading securities	1,762	1,762	1,966	1,966
Mortgage loans on real estate	8,513	8,762	7,387	7,838
Derivative investments (1)	1,486	1,486	1,763	1,763
Other investments	1,588	1,588	1,551	1,551
Cash and invested cash	2,400	2,400	3,224	3,224
Reinsurance related embedded derivatives	95	95	-	-
Other assets – reinsurance recoverable	952	952	174	174
Separate account assets	123,619	123,619	125,265	125,265

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1,100)	(1,100)	(1,170)	(1,170)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(687)	(687)	(699)	(699)
Account values of certain investment contracts	(30,346)	(34,567)	(27,779)	(31,493)
Short-term debt	(90)	(90)	(2)	(2)
Long-term debt	(2,745)	(2,662)	(2,662)	(3,047)
Reinsurance related embedded derivatives	-	-	(109)	(109)
VIEs’ liabilities – derivative instruments	(4)	(4)	(13)	(13)
Other liabilities:
Credit default swaps	(9)	(9)	(3)	(3)
Derivative liabilities (1)	(271)	(271)	(277)	(277)
GLB reserves embedded derivatives (2)	(952)	(952)	(174)	(174)

Benefit Plans’ Assets (3)	131	131	139	139

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Portions of our GLB reserves embedded derivatives are ceded to third-party reinsurance counterparties. Refer to Note 7 for additional detail.
(3)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair  value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2015 and 2014, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of long-term debt is based on quoted market prices.  For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2015 or 2014, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2015
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$60	$68,124	$4,273	$72,457
ABS	-	1,013	45	1,058
U.S. government bonds	369	16	-	385
Foreign government bonds	-	407	111	518
RMBS	-	3,553	1	3,554
CMBS	-	349	10	359
CLOs	-	37	551	588
State and municipal bonds	-	4,366	-	4,366
Hybrid and redeemable preferred securities	47	646	94	787
VIEs’ fixed maturity securities	-	598	-	598
Equity AFS securities	8	65	164	237
Trading securities	160	1,529	73	1,762
Derivative investments (1)	-	1,190	853	2,043
Cash and invested cash	-	2,400	-	2,400
Reinsurance related embedded derivatives	-	95	-	95
Other assets – reinsurance recoverable	-	-	952	952
Separate account assets	1,053	122,566	-	123,619
Total assets	$1,697	$206,954	$7,127	$215,778

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,100)	$(1,100)
VIEs’ liabilities – derivative instruments	-	-	(4)	(4)
Other liabilities:
Credit default swaps	-	-	(9)	(9)
Derivative liabilities (1)	-	(530)	(298)	(828)
GLB reserves embedded derivatives	-	-	(952)	(952)
Total liabilities	$-	$(530)	$(2,363)	$(2,893)

Benefit Plans’ Assets	$-	$131	$-	$131

	As of December 31, 2014
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$63	$68,940	$4,052	$73,055
ABS	-	1,045	33	1,078
U.S. government bonds	354	36	-	390
Foreign government bonds	-	426	110	536
RMBS	-	4,032	1	4,033
CMBS	-	532	15	547
CLOs	-	7	368	375
State and municipal bonds	-	4,479	-	4,479
Hybrid and redeemable preferred securities	44	829	55	928
VIEs’ fixed maturity securities	-	598	-	598
Equity AFS securities	7	67	157	231
Trading securities	-	1,893	73	1,966
Other investments	150	-	-	150
Derivative investments (1)	-	1,059	1,232	2,291
Cash and invested cash	-	3,224	-	3,224
Other assets – reinsurance recoverable	-	-	174	174
Separate account assets	1,539	123,726	-	125,265
Total assets	$2,157	$210,893	$6,270	$219,320

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,170)	$(1,170)
Reinsurance related embedded derivatives	-	(109)	-	(109)
VIEs’ liabilities – derivative instruments	-	-	(13)	(13)
Other liabilities:
Credit default swaps	-	-	(3)	(3)
Derivative liabilities (1)	-	(562)	(243)	(805)
GLB reserves embedded derivatives	-	-	(174)	(174)
Total liabilities	$-	$(671)	$(1,603)	$(2,274)

Benefit Plans’ Assets	$-	$139	$-	$139

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2015
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$4,052	$4	$(138)	$298	$57	$4,273
ABS	33	-	-	12	-	45
Foreign government bonds	110	-	1	-	-	111
RMBS	1	3	-	(3)	-	1
CMBS	15	1	8	(14)	-	10
CLOs	368	-	1	194	(12)	551
Hybrid and redeemable
preferred securities	55	-	(3)	-	42	94
Equity AFS securities	157	1	4	3	(1)	164
Trading securities	73	2	(2)	-	-	73
Derivative investments	989	(90)	(41)	(303)	-	555
Other assets – reinsurance recoverable (5)	174	778	-	-	-	952
Future contract benefits – indexed annuity
and IUL contracts embedded
derivatives (5)	(1,170)	(57)	-	127	-	(1,100)
VIEs’ liabilities – derivative instruments (6)	(13)	9	-	-	-	(4)
Other liabilities:
Credit default swaps (7)	(3)	(6)	-	-	-	(9)
GLB reserves embedded derivatives (5)	(174)	(778)	-	-	-	(952)
Total, net	$4,667	$(133)	$(170)	$314	$86	$4,764

	For the Year Ended December 31, 2014
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)(3)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,951	$8	$28	$1,039	$26	$4,052
ABS	9	-	-	-	24	33
Foreign government bonds	78	-	7	-	25	110
RMBS	1	-	-	-	-	1
CMBS	20	-	2	(13)	6	15
CLOs	178	-	6	134	50	368
State and municipal bonds	28	-	-	-	(28)	-
Hybrid and redeemable
preferred securities	66	-	-	(5)	(6)	55
Equity AFS securities	161	4	(3)	(5)	-	157
Trading securities	53	3	7	10	-	73
Derivative investments	866	72	357	(280)	(26)	989
Other assets:
GLB reserves embedded derivatives	1,244	(1,264)	-	-	20	-
Reinsurance recoverable	-	174	-	-	-	174
Future contract benefits –
indexed annuity and IUL
contracts embedded derivatives (5)	(1,048)	(210)	-	88	-	(1,170)
VIEs’ liabilities – derivative instruments (6)	(27)	14	-	-	-	(13)
Other liabilities:
Credit default swaps (7)	(2)	(1)	-	-	-	(3)
GLB reserves embedded derivatives (5)	(1,244)	1,090	-	-	(20)	(174)
Total, net	$3,334	$(110)	$404	$968	$71	$4,667

	For the Year Ended December 31, 2013
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,051	$(17)	$-	$996	$(79)	$2,951
ABS	14	-	-	30	(35)	9
U.S. government bonds	1	-	-	(1)	-	-
Foreign government bonds	46	-	(1)	33	-	78
RMBS	3	-	-	(2)	-	1
CMBS	27	-	6	(5)	(8)	20
CLOs	154	(1)	4	50	(29)	178
State and municipal bonds	32	-	(4)	-	-	28
Hybrid and redeemable
preferred securities	116	-	13	(33)	(30)	66
Equity AFS securities	87	(1)	2	73	-	161
Trading securities	56	2	(7)	(6)	8	53
Derivative investments	1,916	(681)	(194)	(175)	-	866
Other assets – GLB embedded derivatives	909	(2,153)	-	-	2,488	1,244
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(732)	(356)	-	40	-	(1,048)
VIEs’ liabilities – derivative instruments (6)	(128)	101	-	-	-	(27)
Other liabilities – credit default swaps (7)	(11)	9	-	-	-	(2)
GLB reserves embedded derivatives	(909)	2,153	-	-	(2,488)	(1,244)
Total, net	$3,632	$(944)	$(181)	$1,000	$(173)	$3,334

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 7).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Consolidated Balance Sheets.
(4)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(5)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6)	Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(7)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$537	$(38)	$(44)	$(117)	$(40)	$298
ABS	13	-	-	(1)	-	12
RMBS	-	(3)	-	-	-	(3)
CMBS	-	-	-	(13)	(1)	(14)
CLOs	217	-	-	(23)	-	194
Equity AFS securities	43	(40)	-	-	-	3
Trading securities	1	-	-	(1)	-	-
Derivative investments	179	(162)	(320)	-	-	(303)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(51)	-	-	178	-	127
Total, net	$939	$(243)	$(364)	$23	$(41)	$314

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,939	$(576)	$(115)	$(47)	$(162)	$1,039
CMBS	-	-	-	(13)	-	(13)
CLOs	185	-	-	(46)	(5)	134
Hybrid and redeemable preferred
securities	-	(5)	-	-	-	(5)
Equity AFS securities	-	(5)	-	-	-	(5)
Trading securities	14	-	-	(4)	-	10
Derivative investments	160	(87)	(353)	-	-	(280)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(69)	-	-	157	-	88
Total, net	$2,229	$(673)	$(468)	$47	$(167)	$968

	For the Year Ended December 31, 2013
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,205	$(51)	$(44)	$(45)	$(69)	$996
ABS	30	-	-	-	-	30
U.S. government bonds	-	-	-	(1)	-	(1)
Foreign government bonds	50	-	(17)	-	-	33
RMBS	-	-	-	(2)	-	(2)
CMBS	-	-	-	(3)	(2)	(5)
CLOs	74	-	-	(24)	-	50
Hybrid and redeemable preferred
securities	-	(33)	-	-	-	(33)
Equity AFS securities	78	(5)	-	-	-	73
Trading securities	-	(3)	(1)	(2)	-	(6)
Derivative investments	152	(23)	(304)	-	-	(175)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(68)	-	-	108	-	40
Total, net	$1,521	$(115)	$(366)	$31	$(71)	$1,000

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Derivative investments (1)	$(102)	$(15)	$(753)
Embedded derivatives: (1)
Indexed annuity and IUL contracts	(84)	(37)	(44)
Other assets – GLB reserves	(244)	(678)	(2,444)
Other liabilities – GLB reserves	244	678	2,444
VIEs’ liabilities – derivative instruments (2)	9	14	101
Credit default swaps (1)	(6)	(1)	9
Total, net	$(183)	$(39)	$(687)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$224	$(167)	$57
Foreign government bonds	4	(4)	-
CLOs	4	(16)	(12)
Hybrid and redeemable preferred
securities	47	(5)	42
Equity AFS securities	-	(1)	(1)
Trading securities	4	(4)	-
Total, net	$283	$(197)	$86

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$473	$(447)	$26
ABS	26	(2)	24
Foreign government bonds	25	-	25
CMBS	6	-	6
CLOs	50	-	50
State and municipal bonds	-	(28)	(28)
Hybrid and redeemable preferred securities	17	(23)	(6)
Trading securities	10	(10)	-
Derivative investments	-	(26)	(26)
Other assets – GLB reserves
embedded derivatives	20	-	20
Other liabilities – GLB reserves embedded
derivatives	-	(20)	(20)
Total, net	$627	$(556)	$71

	For the Year Ended December 31, 2013
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$367	$(446)	$(79)
ABS	-	(35)	(35)
CMBS	-	(8)	(8)
CLOs	-	(29)	(29)
Hybrid and redeemable preferred securities	20	(50)	(30)
Trading securities	8	-	8
Total, net	$395	$(568)	$(173)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2015, 2014 and 2013 transfers in and out were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the year ended December 31, 2015, the transfers from Level 2 to Level 1 of the fair value hierarchy were $172 million for our financial instruments carried at fair value which was attributable to quoted market prices becoming available.  For the years ended December 31, 2014 and 2013 the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2015:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$1,296	Discounted cash flow	Liquidity/duration adjustment (1)	0.1%	-	11.7%
ABS	25	Discounted cash flow	Liquidity/duration adjustment (1)	3.3%	-	3.3%
Foreign government bonds	77	Discounted cash flow	Liquidity/duration adjustment (1)	1.9%	-	4.4%
Hybrid and redeemable
preferred securities	20	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.1%
Equity AFS and trading securities	27	Discounted cash flow	Liquidity/duration adjustment (1)	4.3%	-	5.8%
Other assets – reinsurance
recoverable	952	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	120%
			NPR (5)	0.02%	-	0.38%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(1,100)	Discounted cash flow	Lapse rate (2)	1%	-	15%
			Mortality rate (6)			(8)
Other liabilities – GLB reserves
embedded derivatives	(952)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	120%
			NPR (5)	0.02%	-	0.38%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•	Indexed annuity and IUL contracts embedded derivatives – An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives –  Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

22.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
▪	Changes in the fair value of the embedded derivatives of our GLB riders reflected within variable annuity net derivative results accounted for at fair value;
▪	Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Revenues
Operating revenues:
Annuities	$3,815	$3,450	$3,044
Retirement Plan Services	1,090	1,081	1,061
Life Insurance	5,484	5,343	4,781
Group Protection	2,356	2,445	2,260
Other Operations	335	406	392
Excluded realized gain (loss), pre-tax	(400)	(689)	(81)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	3	3	3
Total revenues	$12,683	$12,039	$11,460

	For the Years Ended December 31,
	2015	2014	2013
Net Income (Loss)
Income (loss) from operations:
Annuities	$1,032	$901	$715
Retirement Plan Services	134	154	135
Life Insurance	296	373	464
Group Protection	42	23	71
Other Operations	(73)	(13)	(5)
Excluded realized gain (loss), after-tax	(260)	(446)	(53)
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	2	2	2
Net income (loss)	$1,173	$994	$1,329

	For the Years Ended December 31,
	2015	2014	2013
Net Investment Income
Annuities	$977	$1,013	$1,022
Retirement Plan Services	842	828	825
Life Insurance	2,390	2,376	2,317
Group Protection	183	180	165
Other Operations	219	251	232
Total net investment income	$4,611	$4,648	$4,561

	For the Years Ended December 31,
	2015	2014	2013
Amortization of DAC and VOBA, Net of Interest
Annuities	$284	$346	$374
Retirement Plan Services	29	37	48
Life Insurance	806	640	441
Group Protection	80	57	53
Total amortization of DAC and VOBA, net of interest	$1,199	$1,080	$916

	For the Years Ended December 31,
	2015	2014	2013
Federal Income Tax Expense (Benefit)
Annuities	$281	$225	$159
Retirement Plan Services	46	48	46
Life Insurance	118	167	225
Group Protection	23	12	38
Other Operations	(33)	10	(9)
Excluded realized gain (loss)	(141)	(243)	(29)
Reserve changes (net of related amortization)
on business sold through reinsurance	1	1	1
Total federal income tax expense (benefit)	$295	$220	$431

	As of December 31,
	2015	2014
Assets
Annuities	$130,840	$130,509
Retirement Plan Services	32,651	33,686
Life Insurance	70,695	69,712
Group Protection	4,182	4,239
Other Operations	14,320	15,364
Total assets	$252,688	$253,510

23.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Interest paid	$106	$104	$91
Income taxes paid (received)	125	172	(6)
Significant non-cash investing and financing transactions:
Disposal of note receivable from affiliate	-	(500)	-
Acquisition of note receivable from affiliate	54	712	-
Other assets received in our financing transaction	252	-	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	123	88	360
Carrying value of liability	(123)	(88)	(360)
Net asset (liability) from exchange	$-	$-	$-
Reinsurance ceded:
Carrying value of assets	$-	$15	$11
Carrying value of liabilities	-	15	11
Total reinsurance ceded	$-	$30	$22

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

T

	As of December 31,
	2015	2014
Assets with affiliates:
Accrued inter-company interest receivable	$4	$2	Accrued investment income
Bonds	1,534	1,410	Fixed maturity AFS securities
Ceded reinsurance contracts	(226)	(239)	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	1,983	1,700	Reinsurance recoverables
Ceded reinsurance contracts	184	44	Reinsurance related embedded derivatives
Ceded reinsurance contracts	714	71	Other assets
Cash management agreement investment	98	449	Other assets
Service agreement receivable	42	48	Other assets
Ceded reinsurance contracts	9	10	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	2	4	Other liabilities
Assumed reinsurance contracts	34	25	Future contract benefits
Assumed reinsurance contracts	414	413	Other contract holder funds
Service agreement payable	34	62	Other liabilities
Ceded reinsurance contracts	(50)	(53)	Other contract holder funds
Ceded reinsurance contracts	3,841	3,677	Funds withheld reinsurance liabilities
Ceded reinsurance contracts
Ceded reinsurance contracts	81	72	Other liabilities
Inter-company short-term debt	90	2	Short-term debt
Inter-company long-term debt	2,495	2,412	Long-term debt

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2015	2014	2013
Revenues with affiliates:
Premiums received on assumed reinsurance contracts	$(411)	$(574)	$(318)	Insurance premiums
Net investment income on intercompany notes	31	12	5	Net investment income
Fees for management of general account	(109)	(105)	(103)	Net investment income
Net investment income on ceded funds withheld treaties	(62)	-	-	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	664	1,265	(2,153)	Realized gain (loss)
Reinsurance related settlements	(881)	(1,573)	2,110	Realized gain (loss)
Other gains (losses)	157	(199)	242	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	(478)	255	(205)	Benefits
Ceded reinsurance contracts	(15)	-	-	Commissions and other
				expenses
Service agreement payments	42	76	100	Commissions and other
				expenses
Interest expense on inter-company debt	102	102	92	Interest and debt expense
Interest credited on assumed reinsurance contracts	59	15	-	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, weighted policies in force, and sales.

Ceded Reinsurance Contracts

As discussed in Note 10, we cede insurance contracts to and assume insurance contracts from affiliated companies.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 7, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.  As discussed in Note 4, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $401 million and $186 million as of December 31, 2015 and 2014, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25.  Subsequent Events

Management evaluated subsequent events for the Company through March 31, 2016, the date the financial statements were available to be issued.  On March 28, 2016, LNL paid a cash dividend in the amount of $200 million to LNC.  Management identified no other items or events required for disclosure.

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Life Flexible Premium Variable Life Account R

Statements of assets and liabilities

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
AB VPS Global Thematic Growth Portfolio Class A	$2,623,245	$—	$2,623,245	$—	$42	$2,623,203
AB VPS Growth and Income Portfolio Class A	8,739,407	—	8,739,407	—	172	8,739,235
AB VPS International Value Portfolio Class A	2,653,579	—	2,653,579	—	38	2,653,541
AB VPS Large Cap Growth Portfolio Class A	3,184,126	189	3,184,315	—	70	3,184,245
AB VPS Small/Mid Cap Value Portfolio Class A	16,213,760	1,116	16,214,876	—	281	16,214,595
American Century VP Inflation Protection Fund Class I	7,757,052	1,388	7,758,440	—	144	7,758,296
American Funds Global Growth Fund Class 2	21,399,086	6,831	21,405,917	—	351	21,405,566
American Funds Global Small Capitalization Fund Class 2	16,535,887	2,947	16,538,834	—	295	16,538,539
American Funds Growth Fund Class 2	74,750,921	2,666	74,753,587	—	1,424	74,752,163
American Funds Growth-Income Fund Class 2	72,719,701	6,905	72,726,606	—	1,311	72,725,295
American Funds International Fund Class 2	43,615,306	33,035	43,648,341	—	728	43,647,613
BlackRock Global Allocation V.I. Fund Class I	44,593,987	28,219	44,622,206	—	658	44,621,548
ClearBridge Variable Mid Cap Core Portfolio Class I	2,787,383	—	2,787,383	—	47	2,787,336
Delaware VIP Diversified Income Series Standard Class	25,693,226	—	25,693,226	22	436	25,692,768
Delaware VIP Emerging Markets Series Standard Class	23,773,701	4,340	23,778,041	—	395	23,777,646
Delaware VIP High Yield Series Standard Class	16,519,798	1,086	16,520,884	—	312	16,520,572
Delaware VIP Limited-Term Diversified Income Series Standard Class	8,327,155	12,822	8,339,977	—	117	8,339,860
Delaware VIP REIT Series Standard Class	22,656,303	10,358	22,666,661	—	409	22,666,252
Delaware VIP Small Cap Value Series Standard Class	26,240,488	1,531	26,242,019	—	511	26,241,508
Delaware VIP Smid Cap Growth Series Standard Class	27,197,987	7,667	27,205,654	—	532	27,205,122
Delaware VIP U.S. Growth Series Standard Class	9,287,012	2,206	9,289,218	—	146	9,289,072
Delaware VIP Value Series Standard Class	28,271,545	8,343	28,279,888	—	500	28,279,388
Deutsche Alternative Asset Allocation VIP Portfolio A	2,579,012	15,904	2,594,916	—	41	2,594,875
Deutsche Equity 500 Index VIP Portfolio A	50,572,905	—	50,572,905	32	1,071	50,571,802
Deutsche Small Cap Index VIP Portfolio A	6,688,543	—	6,688,543	107	138	6,688,298
Fidelity VIP Asset Manager Portfolio Initial Class	803,621	—	803,621	70	18	803,533
Fidelity VIP Contrafund Portfolio Service Class	60,796,727	4,141	60,800,868	—	1,085	60,799,783
Fidelity VIP Equity-Income Portfolio Initial Class	2,432,894	—	2,432,894	—	54	2,432,840
Fidelity VIP Equity-Income Portfolio Service Class	1,640,314	—	1,640,314	—	35	1,640,279
Fidelity VIP Growth Opportunities Portfolio Service Class	1,934,883	—	1,934,883	—	43	1,934,840
Fidelity VIP Growth Portfolio Service Class	19,483,201	26,363	19,509,564	—	363	19,509,201
Fidelity VIP High Income Portfolio Service Class	1,763,721	—	1,763,721	—	39	1,763,682
Fidelity VIP Investment Grade Bond Portfolio Initial Class	2,215,380	—	2,215,380	—	48	2,215,332
Fidelity VIP Mid Cap Portfolio Service Class	13,861,057	25,682	13,886,739	—	212	13,886,527
Fidelity VIP Overseas Portfolio Service Class	4,584,104	—	4,584,104	—	90	4,584,014
Franklin Income VIP Fund Class 1	17,718,360	7,249	17,725,609	—	269	17,725,340
Franklin Mutual Shares VIP Fund Class 1	9,253,395	—	9,253,395	—	106	9,253,289
Franklin Small-Mid Cap Growth VIP Fund Class 1	5,746,263	144	5,746,407	—	111	5,746,296
Invesco V.I. American Franchise Fund Series I	10,466,440	7,130	10,473,570	—	232	10,473,338

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Invesco V.I. Core Equity Fund Series I	$12,982,217	$—	$12,982,217	$342	$287	$12,981,588
Invesco V.I. Core Plus Bond Fund Series I	567,065	—	567,065	—	12	567,053
Invesco V.I. International Growth Fund Series I	10,085,442	—	10,085,442	—	199	10,085,243
Janus Aspen Balanced Portfolio Institutional Shares	11,010,547	5,704	11,016,251	—	243	11,016,008
Janus Aspen Balanced Portfolio Service Shares	2,600,674	—	2,600,674	—	56	2,600,618
Janus Aspen Enterprise Portfolio Service Shares	2,617,697	288	2,617,985	—	57	2,617,928
Janus Aspen Global Research Portfolio Institutional Shares	7,894,029	—	7,894,029	161	174	7,893,694
Janus Aspen Global Research Portfolio Service Shares	1,944,885	—	1,944,885	—	43	1,944,842
Janus Aspen Global Technology Portfolio Service Shares	4,881,083	—	4,881,083	—	108	4,880,975
JPMIT Global Allocation Portfolio Class 1	8,101	—	8,101	—	—	8,101
LVIP Baron Growth Opportunities Fund Standard Class	486,181	—	486,181	—	9	486,172
LVIP Baron Growth Opportunities Fund Service Class	12,273,007	—	12,273,007	—	214	12,272,793
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	4,932,397	—	4,932,397	—	80	4,932,317
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	18,970,680	14,110	18,984,790	—	317	18,984,473
LVIP BlackRock Inflation Protected Bond Fund Standard Class	5,295,962	15,904	5,311,866	—	67	5,311,799
LVIP Clarion Global Real Estate Fund Standard Class	6,452,575	—	6,452,575	—	102	6,452,473
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	7,423	—	7,423	—	—	7,423
LVIP Delaware Bond Fund Standard Class	52,378,840	3,315	52,382,155	—	944	52,381,211
LVIP Delaware Diversified Floating Rate Fund Standard Class	5,890,976	12,822	5,903,798	—	94	5,903,704
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	3,073,886	2,852	3,076,738	—	56	3,076,682
LVIP Delaware Social Awareness Fund Standard Class	3,771,757	7,671	3,779,428	—	66	3,779,362
LVIP Delaware Special Opportunities Fund Standard Class	4,409,499	—	4,409,499	—	71	4,409,428
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	3,404,256	—	3,404,256	—	56	3,404,200
LVIP Dimensional International Core Equity Fund Standard Class	501,816	—	501,816	—	3	501,813
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	1,091,689	—	1,091,689	—	18	1,091,671
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	5,038,057	63,616	5,101,673	—	83	5,101,590
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	696,258	—	696,258	—	2	696,256
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	9,452,033	31,808	9,483,841	—	137	9,483,704
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	7,211,845	—	7,211,845	—	119	7,211,726
LVIP Global Growth Allocation Managed Risk Fund Standard Class	37,554,983	—	37,554,983	—	560	37,554,423

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Global Income Fund Standard Class	$3,323,145	$—	$3,323,145	$—	$49	$3,323,096
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	38,833,357	—	38,833,357	—	539	38,832,818
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	148,132	—	148,132	—	2	148,130
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	3,917,131	—	3,917,131	—	63	3,917,068
LVIP JPMorgan High Yield Fund Standard Class	7,711,475	30,932	7,742,407	—	106	7,742,301
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	5,691,792	14,110	5,705,902	—	92	5,705,810
LVIP Managed Risk Profile 2010 Fund Standard Class	305,763	—	305,763	—	5	305,758
LVIP Managed Risk Profile 2020 Fund Standard Class	984,540	—	984,540	—	19	984,521
LVIP Managed Risk Profile 2030 Fund Standard Class	1,506,778	—	1,506,778	—	25	1,506,753
LVIP Managed Risk Profile 2040 Fund Standard Class	1,397,317	—	1,397,317	50	30	1,397,237
LVIP MFS International Growth Fund Standard Class	7,652,098	—	7,652,098	—	116	7,651,982
LVIP MFS Value Fund Standard Class	19,267,706	3,310	19,271,016	—	282	19,270,734
LVIP Mondrian International Value Fund Standard Class	12,804,560	14,217	12,818,777	—	223	12,818,554
LVIP Money Market Fund Standard Class	55,167,497	5,168,445	60,335,942	—	879	60,335,063
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	247,476	—	247,476	—	5	247,471
LVIP SSgA Bond Index Fund Standard Class	8,946,241	—	8,946,241	—	143	8,946,098
LVIP SSgA Conservative Index Allocation Fund Standard Class	4,047,838	—	4,047,838	—	66	4,047,772
LVIP SSgA Conservative Structured Allocation Fund Standard Class	2,435,081	—	2,435,081	—	40	2,435,041
LVIP SSgA Developed International 150 Fund Standard Class	6,008,084	—	6,008,084	—	89	6,007,995
LVIP SSgA Emerging Markets 100 Fund Standard Class	7,369,918	14,110	7,384,028	—	116	7,383,912
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	6,902,649	7,599	6,910,248	—	106	6,910,142
LVIP SSgA International Index Fund Standard Class	18,584,721	28,219	18,612,940	—	292	18,612,648
LVIP SSgA Large Cap 100 Fund Standard Class	6,420,117	—	6,420,117	—	103	6,420,014
LVIP SSgA Moderate Index Allocation Fund Standard Class	15,454,648	—	15,454,648	—	230	15,454,418
LVIP SSgA Moderate Structured Allocation Fund Standard Class	15,310,324	—	15,310,324	—	231	15,310,093
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	20,406,530	—	20,406,530	—	335	20,406,195
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	8,184,348	—	8,184,348	—	122	8,184,226
LVIP SSgA S&P 500 Index Fund Standard Class	104,411,463	20,493	104,431,956	—	1,634	104,430,322
LVIP SSgA Small-Cap Index Fund Standard Class	13,302,425	20,521	13,322,946	—	201	13,322,745
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	6,060,498	—	6,060,498	—	95	6,060,403

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP T. Rowe Price Growth Stock Fund Standard Class	$13,663,386	$20,493	$13,683,879	$—	$214	$13,683,665
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	7,310,971	7,671	7,318,642	—	129	7,318,513
LVIP Templeton Growth Managed Volatility Fund Standard Class	3,343,839	—	3,343,839	—	53	3,343,786
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	165,894	—	165,894	—	3	165,891
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	4,265,594	—	4,265,594	—	76	4,265,518
LVIP Vanguard Domestic Equity ETF Fund Standard Class	17,192,494	4,830	17,197,324	—	272	17,197,052
LVIP Vanguard International Equity ETF Fund Standard Class	13,338,100	167	13,338,267	—	209	13,338,058
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	409,998	—	409,998	—	7	409,991
LVIP Wellington Capital Growth Fund Standard Class	2,826,712	—	2,826,712	—	27	2,826,685
LVIP Wellington Mid-Cap Value Fund Standard Class	3,785,100	1,766	3,786,866	—	59	3,786,807
M Capital Appreciation Fund	1,251,352	—	1,251,352	—	23	1,251,329
M International Equity Fund	1,935,043	—	1,935,043	—	37	1,935,006
M Large Cap Growth Fund	1,323,373	—	1,323,373	—	24	1,323,349
M Large Cap Value Fund	785,671	—	785,671	—	13	785,658
MFS VIT Growth Series Initial Class	12,652,227	2,852	12,655,079	—	247	12,654,832
MFS VIT Total Return Series Initial Class	17,964,936	—	17,964,936	—	353	17,964,583
MFS VIT Utilities Series Initial Class	16,325,088	—	16,325,088	719	314	16,324,055
MFS VIT II Core Equity Portfolio Initial Class	1,196,946	—	1,196,946	—	26	1,196,920
NB AMT Large Cap Value Portfolio I Class	1,651,876	—	1,651,876	—	36	1,651,840
NB AMT Mid Cap Growth Portfolio I Class	16,225,929	—	16,225,929	—	345	16,225,584
NB AMT Mid Cap Intrinsic Value Portfolio I Class	3,523,312	—	3,523,312	—	70	3,523,242
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	6,259,885	1,766	6,261,651	—	90	6,261,561
Putnam VT Global Health Care Fund Class IB	3,075,395	—	3,075,395	—	68	3,075,327
Putnam VT Growth & Income Fund Class IB	1,317,041	—	1,317,041	—	29	1,317,012
Templeton Foreign VIP Fund Class 1	1,747,288	—	1,747,288	—	39	1,747,249
Templeton Foreign VIP Fund Class 2	3,290,895	—	3,290,895	—	73	3,290,822
Templeton Global Bond VIP Fund Class 1	11,492,584	3,972	11,496,556	—	180	11,496,376
Templeton Growth VIP Fund Class 1	3,756,604	—	3,756,604	—	74	3,756,530
Templeton Growth VIP Fund Class 2	1,236,161	—	1,236,161	—	27	1,236,134

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R

Statements of operations

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio Class A	$—	$(9,411)	$(9,411)	$32,013
AB VPS Growth and Income Portfolio Class A	129,238	(66,397)	62,841	486,483
AB VPS International Value Portfolio Class A	68,467	(14,437)	54,030	(12,691)
AB VPS Large Cap Growth Portfolio Class A	—	(20,311)	(20,311)	86,481
AB VPS Small/Mid Cap Value Portfolio Class A	131,580	(104,698)	26,882	182,113
American Century VP Inflation Protection Fund Class I	189,219	(54,654)	134,565	(63,224)
American Funds Global Growth Fund Class 2	215,777	(121,795)	93,982	349,051
American Funds Global Small Capitalization Fund Class 2	—	(107,380)	(107,380)	376,380
American Funds Growth Fund Class 2	450,983	(517,974)	(66,991)	1,510,563
American Funds Growth-Income Fund Class 2	947,256	(452,479)	494,777	1,120,846
American Funds International Fund Class 2	674,727	(251,820)	422,907	416,513
BlackRock Global Allocation V.I. Fund Class I	503,552	(223,977)	279,575	(136,699)
ClearBridge Variable Mid Cap Core Portfolio Class I	833	(8,153)	(7,320)	241
Delaware VIP Diversified Income Series Standard Class	767,914	(158,615)	609,299	(27,197)
Delaware VIP Emerging Markets Series Standard Class	204,217	(149,105)	55,112	(190,947)
Delaware VIP High Yield Series Standard Class	1,181,857	(122,343)	1,059,514	(256,785)
Delaware VIP Limited-Term Diversified Income Series Standard Class	126,638	(38,285)	88,353	(5,957)
Delaware VIP REIT Series Standard Class	257,682	(142,047)	115,635	553,679
Delaware VIP Small Cap Value Series Standard Class	195,397	(197,814)	(2,417)	580,397
Delaware VIP Smid Cap Growth Series Standard Class	94,872	(183,887)	(89,015)	523,588
Delaware VIP U.S. Growth Series Standard Class	48,668	(48,541)	127	272,447
Delaware VIP Value Series Standard Class	433,563	(173,395)	260,168	616,715
Deutsche Alternative Asset Allocation VIP Portfolio A	67,052	(13,744)	53,308	(1,275)
Deutsche Equity 500 Index VIP Portfolio A	848,557	(396,742)	451,815	1,587,921
Deutsche Small Cap Index VIP Portfolio A	77,919	(54,920)	22,999	189,098
Fidelity VIP Asset Manager Portfolio Initial Class	14,934	(7,707)	7,227	11,898
Fidelity VIP Contrafund Portfolio Service Class	580,171	(395,249)	184,922	1,311,856
Fidelity VIP Equity-Income Portfolio Initial Class	82,602	(20,935)	61,667	1,525
Fidelity VIP Equity-Income Portfolio Service Class	53,374	(14,033)	39,341	6,407
Fidelity VIP Growth Opportunities Portfolio Service Class	1,151	(16,058)	(14,907)	123,225
Fidelity VIP Growth Portfolio Service Class	31,555	(125,787)	(94,232)	504,059
Fidelity VIP High Income Portfolio Service Class	123,236	(16,869)	106,367	(8,936)
Fidelity VIP Investment Grade Bond Portfolio Initial Class	61,049	(19,251)	41,798	(1,634)
Fidelity VIP Mid Cap Portfolio Service Class	58,038	(73,590)	(15,552)	31,107
Fidelity VIP Overseas Portfolio Service Class	60,437	(32,464)	27,973	24,517
Franklin Income VIP Fund Class 1	824,438	(94,419)	730,019	(34,070)
Franklin Mutual Shares VIP Fund Class 1	301,357	(36,388)	264,969	153,862
Franklin Small-Mid Cap Growth VIP Fund Class 1	—	(43,862)	(43,862)	23,422
Invesco V.I. American Franchise Fund Series I	—	(84,436)	(84,436)	268,971
Invesco V.I. Core Equity Fund Series I	155,508	(110,540)	44,968	407,167
Invesco V.I. Core Plus Bond Fund Series I	27,167	(4,671)	22,496	(3,047)
Invesco V.I. International Growth Fund Series I	138,017	(62,687)	75,330	92,560
Janus Aspen Balanced Portfolio Institutional Shares	219,859	(110,517)	109,342	300,911
Janus Aspen Balanced Portfolio Service Shares	34,516	(19,296)	15,220	12,447
Janus Aspen Enterprise Portfolio Service Shares	13,509	(20,207)	(6,698)	110,359
Janus Aspen Global Research Portfolio Institutional Shares	57,261	(70,951)	(13,690)	331,027
Janus Aspen Global Research Portfolio Service Shares	10,847	(16,515)	(5,668)	74,079
Janus Aspen Global Technology Portfolio Service Shares	—	(38,650)	(38,650)	134,277
JPMIT Global Allocation Portfolio Class 1	83	(3)	80	(1)
LVIP Baron Growth Opportunities Fund Standard Class	—	(4,060)	(4,060)	21,179
LVIP Baron Growth Opportunities Fund Service Class	—	(76,478)	(76,478)	534,466
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	73,667	(19,659)	54,008	(13,329)
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	340,670	(106,160)	234,510	86,623
LVIP BlackRock Inflation Protected Bond Fund Standard Class	62,409	(22,700)	39,709	(20,057)
LVIP Clarion Global Real Estate Fund Standard Class	177,387	(30,068)	147,319	107,070
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	62	(3)	59	11
LVIP Delaware Bond Fund Standard Class	1,253,524	(350,312)	903,212	203,516

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio Class A	$—	$32,013	$(11,115)	$11,487
AB VPS Growth and Income Portfolio Class A	—	486,483	(457,895)	91,429
AB VPS International Value Portfolio Class A	—	(12,691)	22,668	64,007
AB VPS Large Cap Growth Portfolio Class A	226,064	312,545	(57,835)	234,399
AB VPS Small/Mid Cap Value Portfolio Class A	2,674,483	2,856,596	(3,933,421)	(1,049,943)
American Century VP Inflation Protection Fund Class I	—	(63,224)	(308,165)	(236,824)
American Funds Global Growth Fund Class 2	1,905,004	2,254,055	(1,256,980)	1,091,057
American Funds Global Small Capitalization Fund Class 2	1,228,305	1,604,685	(1,679,619)	(182,314)
American Funds Growth Fund Class 2	15,453,843	16,964,406	(12,603,635)	4,293,780
American Funds Growth-Income Fund Class 2	9,792,655	10,913,501	(11,002,631)	405,647
American Funds International Fund Class 2	2,252,637	2,669,150	(5,453,124)	(2,361,067)
BlackRock Global Allocation V.I. Fund Class I	2,342,705	2,206,006	(3,218,013)	(732,432)
ClearBridge Variable Mid Cap Core Portfolio Class I	150,948	151,189	(185,922)	(42,053)
Delaware VIP Diversified Income Series Standard Class	281,803	254,606	(1,320,424)	(456,519)
Delaware VIP Emerging Markets Series Standard Class	479,466	288,519	(4,264,431)	(3,920,800)
Delaware VIP High Yield Series Standard Class	247,809	(8,976)	(2,314,838)	(1,264,300)
Delaware VIP Limited-Term Diversified Income Series Standard Class	—	(5,957)	(66,003)	16,393
Delaware VIP REIT Series Standard Class	—	553,679	(84,715)	584,599
Delaware VIP Small Cap Value Series Standard Class	2,840,827	3,421,224	(5,375,132)	(1,956,325)
Delaware VIP Smid Cap Growth Series Standard Class	2,035,008	2,558,596	(886,701)	1,582,880
Delaware VIP U.S. Growth Series Standard Class	669,185	941,632	(563,481)	378,278
Delaware VIP Value Series Standard Class	—	616,715	(1,201,025)	(324,142)
Deutsche Alternative Asset Allocation VIP Portfolio A	4,927	3,652	(234,951)	(177,991)
Deutsche Equity 500 Index VIP Portfolio A	2,363,603	3,951,524	(4,207,643)	195,696
Deutsche Small Cap Index VIP Portfolio A	561,170	750,268	(1,139,472)	(366,205)
Fidelity VIP Asset Manager Portfolio Initial Class	65,582	77,480	(91,206)	(6,499)
Fidelity VIP Contrafund Portfolio Service Class	5,140,216	6,452,072	(6,751,816)	(114,822)
Fidelity VIP Equity-Income Portfolio Initial Class	243,414	244,939	(430,958)	(124,352)
Fidelity VIP Equity-Income Portfolio Service Class	173,672	180,079	(303,081)	(83,661)
Fidelity VIP Growth Opportunities Portfolio Service Class	192,821	316,046	(213,579)	87,560
Fidelity VIP Growth Portfolio Service Class	504,079	1,008,138	82,817	996,723
Fidelity VIP High Income Portfolio Service Class	—	(8,936)	(180,504)	(83,073)
Fidelity VIP Investment Grade Bond Portfolio Initial Class	1,882	248	(74,656)	(32,610)
Fidelity VIP Mid Cap Portfolio Service Class	1,473,129	1,504,236	(1,786,128)	(297,444)
Fidelity VIP Overseas Portfolio Service Class	4,759	29,276	80,082	137,331
Franklin Income VIP Fund Class 1	—	(34,070)	(2,068,941)	(1,372,992)
Franklin Mutual Shares VIP Fund Class 1	606,846	760,708	(1,558,463)	(532,786)
Franklin Small-Mid Cap Growth VIP Fund Class 1	1,409,342	1,432,764	(1,578,849)	(189,947)
Invesco V.I. American Franchise Fund Series I	56,237	325,208	189,670	430,442
Invesco V.I. Core Equity Fund Series I	1,422,128	1,829,295	(2,781,042)	(906,779)
Invesco V.I. Core Plus Bond Fund Series I	—	(3,047)	(26,362)	(6,913)
Invesco V.I. International Growth Fund Series I	—	92,560	(547,944)	(380,054)
Janus Aspen Balanced Portfolio Institutional Shares	461,624	762,535	(880,949)	(9,072)
Janus Aspen Balanced Portfolio Service Shares	78,875	91,322	(117,893)	(11,351)
Janus Aspen Enterprise Portfolio Service Shares	277,715	388,074	(300,336)	81,040
Janus Aspen Global Research Portfolio Institutional Shares	—	331,027	(564,917)	(247,580)
Janus Aspen Global Research Portfolio Service Shares	—	74,079	(131,486)	(63,075)
Janus Aspen Global Technology Portfolio Service Shares	674,924	809,201	(593,996)	176,555
JPMIT Global Allocation Portfolio Class 1	27	26	(172)	(66)
LVIP Baron Growth Opportunities Fund Standard Class	41,184	62,363	(87,357)	(29,054)
LVIP Baron Growth Opportunities Fund Service Class	958,889	1,493,355	(2,101,355)	(684,478)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	—	(13,329)	(728,154)	(687,475)
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	—	86,623	(1,288,257)	(967,124)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	—	(20,057)	(201,005)	(181,353)
LVIP Clarion Global Real Estate Fund Standard Class	—	107,070	(415,163)	(160,774)
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	—	11	21	91
LVIP Delaware Bond Fund Standard Class	120,595	324,111	(1,366,487)	(139,164)

Lincoln Life Flexible Premium Variable Life Account R

Statements of operations (continued)

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Delaware Diversified Floating Rate Fund Standard Class	$94,637	$(27,799)	$66,838	$(7,855)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	55,390	(24,572)	30,818	92,695
LVIP Delaware Social Awareness Fund Standard Class	57,605	(23,571)	34,034	27,873
LVIP Delaware Special Opportunities Fund Standard Class	56,263	(22,930)	33,333	15,803
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	33,750	(17,990)	15,760	(1,422)
LVIP Dimensional International Core Equity Fund Standard Class	4,213	(204)	4,009	5
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	18,563	(6,707)	11,856	10,504
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	62,057	(26,469)	35,588	21,874
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	4,926	(127)	4,799	36
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	155,053	(40,041)	115,012	3,562
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	157,406	(46,523)	110,883	37,294
LVIP Global Growth Allocation Managed Risk Fund Standard Class	770,034	(190,369)	579,665	248,992
LVIP Global Income Fund Standard Class	107,065	(17,780)	89,285	(9,341)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	808,923	(206,410)	602,513	627,188
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	2,721	(835)	1,886	(1,915)
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	—	(21,942)	(21,942)	30,361
LVIP JPMorgan High Yield Fund Standard Class	398,901	(33,354)	365,547	(20,915)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	45,351	(30,615)	14,736	55,752
LVIP Managed Risk Profile 2010 Fund Standard Class	5,897	(1,982)	3,915	2,154
LVIP Managed Risk Profile 2020 Fund Standard Class	18,846	(6,975)	11,871	4,706
LVIP Managed Risk Profile 2030 Fund Standard Class	27,779	(9,617)	18,162	15,167
LVIP Managed Risk Profile 2040 Fund Standard Class	25,132	(11,174)	13,958	5,406
LVIP MFS International Growth Fund Standard Class	87,564	(32,521)	55,043	20,569
LVIP MFS Value Fund Standard Class	401,300	(80,203)	321,097	392,666
LVIP Mondrian International Value Fund Standard Class	396,187	(75,411)	320,776	18,159
LVIP Money Market Fund Standard Class	13,655	(356,620)	(342,965)	—
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	3,780	(1,044)	2,736	(351)
LVIP SSgA Bond Index Fund Standard Class	220,712	(40,131)	180,581	4,591
LVIP SSgA Conservative Index Allocation Fund Standard Class	83,501	(27,382)	56,119	(1,329)
LVIP SSgA Conservative Structured Allocation Fund Standard Class	65,299	(16,721)	48,578	(18,057)
LVIP SSgA Developed International 150 Fund Standard Class	186,638	(26,845)	159,793	4,630
LVIP SSgA Emerging Markets 100 Fund Standard Class	339,890	(34,788)	305,102	(93,671)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	220,601	(37,157)	183,444	77,031
LVIP SSgA International Index Fund Standard Class	464,415	(90,620)	373,795	(17,086)
LVIP SSgA Large Cap 100 Fund Standard Class	180,238	(29,899)	150,339	(24,839)
LVIP SSgA Moderate Index Allocation Fund Standard Class	281,935	(77,483)	204,452	22,658
LVIP SSgA Moderate Structured Allocation Fund Standard Class	450,306	(83,087)	367,219	8,709
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	388,783	(98,580)	290,203	37,046
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	264,826	(38,392)	226,434	(6,302)
LVIP SSgA S&P 500 Index Fund Standard Class	1,951,427	(429,252)	1,522,175	582,846
LVIP SSgA Small-Cap Index Fund Standard Class	124,444	(57,998)	66,446	203,775
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	155,564	(27,273)	128,291	18,290
LVIP T. Rowe Price Growth Stock Fund Standard Class	—	(59,847)	(59,847)	337,435
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	9,333	(39,538)	(30,205)	156,758
LVIP Templeton Growth Managed Volatility Fund Standard Class	49,564	(18,068)	31,496	20,084
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	1,943	(145)	1,798	(2)
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	—	(30,188)	(30,188)	261,791
LVIP Vanguard Domestic Equity ETF Fund Standard Class	285,075	(74,764)	210,311	50,456
LVIP Vanguard International Equity ETF Fund Standard Class	318,551	(53,894)	264,657	(8,408)
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	2,544	(1,140)	1,404	(15,613)
LVIP Wellington Capital Growth Fund Standard Class	—	(8,105)	(8,105)	60,072
LVIP Wellington Mid-Cap Value Fund Standard Class	25,045	(19,861)	5,184	89,336
M Capital Appreciation Fund	—	(9,041)	(9,041)	20,614
M International Equity Fund	34,296	(14,113)	20,183	(4,025)
M Large Cap Growth Fund	366	(8,820)	(8,454)	31,744
M Large Cap Value Fund	10,900	(4,728)	6,172	6,558

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Delaware Diversified Floating Rate Fund Standard Class	$—	$(7,855)	$(124,754)	$(65,771)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	124,503	217,198	(308,193)	(60,177)
LVIP Delaware Social Awareness Fund Standard Class	409,923	437,796	(526,162)	(54,332)
LVIP Delaware Special Opportunities Fund Standard Class	294,404	310,207	(396,531)	(52,991)
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	—	(1,422)	(199,519)	(185,181)
LVIP Dimensional International Core Equity Fund Standard Class	—	5	(6,948)	(2,934)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	128,258	138,762	(177,897)	(27,279)
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	—	21,874	(449,776)	(392,314)
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	1,717	1,753	(11,722)	(5,170)
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	2,636	6,198	(165,690)	(44,480)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	97,875	135,169	(462,782)	(216,730)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	—	248,992	(2,519,414)	(1,690,757)
LVIP Global Income Fund Standard Class	30,295	20,954	(196,540)	(86,301)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	26,661	653,849	(2,786,812)	(1,530,450)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	—	(1,915)	(9,350)	(9,379)
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	45,627	75,988	(241,944)	(187,898)
LVIP JPMorgan High Yield Fund Standard Class	36,909	15,994	(740,815)	(359,274)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	—	55,752	(524,306)	(453,818)
LVIP Managed Risk Profile 2010 Fund Standard Class	16,120	18,274	(29,736)	(7,547)
LVIP Managed Risk Profile 2020 Fund Standard Class	33,327	38,033	(79,482)	(29,578)
LVIP Managed Risk Profile 2030 Fund Standard Class	89,746	104,913	(172,286)	(49,211)
LVIP Managed Risk Profile 2040 Fund Standard Class	90,927	96,333	(167,578)	(57,287)
LVIP MFS International Growth Fund Standard Class	—	20,569	(115,514)	(39,902)
LVIP MFS Value Fund Standard Class	383,223	775,889	(1,239,329)	(142,343)
LVIP Mondrian International Value Fund Standard Class	—	18,159	(1,019,048)	(680,113)
LVIP Money Market Fund Standard Class	—	—	—	(342,965)
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	157	(194)	(23,369)	(20,827)
LVIP SSgA Bond Index Fund Standard Class	—	4,591	(241,256)	(56,084)
LVIP SSgA Conservative Index Allocation Fund Standard Class	6,327	4,998	(135,273)	(74,156)
LVIP SSgA Conservative Structured Allocation Fund Standard Class	16,421	(1,636)	(121,843)	(74,901)
LVIP SSgA Developed International 150 Fund Standard Class	484,647	489,277	(1,087,998)	(438,928)
LVIP SSgA Emerging Markets 100 Fund Standard Class	—	(93,671)	(1,455,628)	(1,244,197)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	—	77,031	(756,670)	(496,195)
LVIP SSgA International Index Fund Standard Class	—	(17,086)	(1,002,162)	(645,453)
LVIP SSgA Large Cap 100 Fund Standard Class	750,198	725,359	(1,209,001)	(333,303)
LVIP SSgA Moderate Index Allocation Fund Standard Class	30,475	53,133	(668,696)	(411,111)
LVIP SSgA Moderate Structured Allocation Fund Standard Class	105,105	113,814	(992,784)	(511,751)
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	37,889	74,935	(1,026,806)	(661,668)
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	34,161	27,859	(634,210)	(379,917)
LVIP SSgA S&P 500 Index Fund Standard Class	820,109	1,402,955	(3,032,250)	(107,120)
LVIP SSgA Small-Cap Index Fund Standard Class	392,830	596,605	(1,434,911)	(771,860)
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	721,741	740,031	(1,311,483)	(443,161)
LVIP T. Rowe Price Growth Stock Fund Standard Class	400,528	737,963	322,296	1,000,412
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	403,703	560,461	(529,413)	843
LVIP Templeton Growth Managed Volatility Fund Standard Class	—	20,084	(334,826)	(283,246)
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	284	282	(4,058)	(1,978)
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	—	261,791	(203,853)	27,750
LVIP Vanguard Domestic Equity ETF Fund Standard Class	17,952	68,408	(425,761)	(147,042)
LVIP Vanguard International Equity ETF Fund Standard Class	—	(8,408)	(877,725)	(621,476)
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	—	(15,613)	(12,868)	(27,077)
LVIP Wellington Capital Growth Fund Standard Class	370,752	430,824	(278,712)	144,007
LVIP Wellington Mid-Cap Value Fund Standard Class	—	89,336	(195,004)	(100,484)
M Capital Appreciation Fund	143,293	163,907	(250,607)	(95,741)
M International Equity Fund	—	(4,025)	(107,303)	(91,145)
M Large Cap Growth Fund	223,063	254,807	(156,204)	90,149
M Large Cap Value Fund	69,861	76,419	(92,659)	(10,068)

Lincoln Life Flexible Premium Variable Life Account R

Statements of operations (continued)

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
MFS VIT Core Equity Series Initial Class	$14,782	$(2,919)	$11,863	$603,557
MFS VIT Growth Series Initial Class	19,201	(88,896)	(69,695)	696,827
MFS VIT Total Return Series Initial Class	490,996	(133,606)	357,390	233,105
MFS VIT Utilities Series Initial Class	762,756	(131,671)	631,085	393,134
MFS VIT II Core Equity Portfolio Initial Class	7,057	(8,491)	(1,434)	2,232
NB AMT Large Cap Value Portfolio I Class	12,829	(14,430)	(1,601)	52,554
NB AMT Mid Cap Growth Portfolio I Class	—	(135,462)	(135,462)	267,479
NB AMT Mid Cap Intrinsic Value Portfolio I Class	30,220	(28,757)	1,463	111,505
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	245,275	(33,034)	212,241	(315,744)
Putnam VT Global Health Care Fund Class IB	—	(21,598)	(21,598)	46,016
Putnam VT Growth & Income Fund Class IB	24,866	(11,313)	13,553	45,197
Templeton Foreign VIP Fund Class 1	65,287	(15,191)	50,096	574
Templeton Foreign VIP Fund Class 2	118,806	(29,571)	89,235	36,264
Templeton Global Bond VIP Fund Class 1	882,296	(63,350)	818,946	(79,468)
Templeton Growth VIP Fund Class 1	113,247	(28,302)	84,945	54,522
Templeton Growth VIP Fund Class 2	36,475	(11,651)	24,824	66,737

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
MFS VIT Core Equity Series Initial Class	$78,641	$682,198	$(658,987)	$35,074
MFS VIT Growth Series Initial Class	668,171	1,364,998	(454,825)	840,478
MFS VIT Total Return Series Initial Class	698,465	931,570	(1,480,704)	(191,744)
MFS VIT Utilities Series Initial Class	1,259,665	1,652,799	(5,129,940)	(2,846,056)
MFS VIT II Core Equity Portfolio Initial Class	97,124	99,356	(134,293)	(36,371)
NB AMT Large Cap Value Portfolio I Class	129,643	182,197	(413,040)	(232,444)
NB AMT Mid Cap Growth Portfolio I Class	1,415,986	1,683,465	(1,398,556)	149,447
NB AMT Mid Cap Intrinsic Value Portfolio I Class	90,056	201,561	(541,364)	(338,340)
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	—	(315,744)	(1,822,276)	(1,925,779)
Putnam VT Global Health Care Fund Class IB	190,055	236,071	(76,213)	138,260
Putnam VT Growth & Income Fund Class IB	—	45,197	(178,009)	(119,259)
Templeton Foreign VIP Fund Class 1	61,222	61,796	(244,183)	(132,291)
Templeton Foreign VIP Fund Class 2	121,346	157,610	(492,991)	(246,146)
Templeton Global Bond VIP Fund Class 1	55,545	(23,923)	(1,340,361)	(545,338)
Templeton Growth VIP Fund Class 1	—	54,522	(415,222)	(275,755)
Templeton Growth VIP Fund Class 2	—	66,737	(182,262)	(90,701)

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets

Years Ended December 31, 2014 and 2015

	AB VPS Global Thematic Growth Portfolio Class A Subaccount	AB VPS Growth and Income Portfolio Class A Subaccount	AB VPS International Value Portfolio Class A Subaccount	AB VPS Large Cap Growth Portfolio Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio Class A Subaccount	American Century VP Inflation Protection Fund Class I Subaccount	American Funds Global Growth Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2014	$1,033,182	$9,122,870	$2,868,673	$2,155,273	$14,292,756	$9,296,299	$14,886,496
Changes From Operations:
• Net investment income (loss)	(6,718)	70,187	86,268	(16,744)	8,582	65,539	95,970
• Net realized gain (loss) on investments	12,492	338,636	(18,811)	123,486	2,232,609	137,198	1,742,836
• Net change in unrealized appreciation or depreciation on investments	38,191	415,164	(246,209)	162,621	(1,026,598)	45,769	(1,543,117)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	43,965	823,987	(178,752)	269,363	1,214,593	248,506	295,689
Changes From Unit Transactions:
• Contract purchases	102,378	318,164	222,081	65,670	1,111,032	470,302	1,190,844
• Contract withdrawals	(46,985)	(920,227)	(209,688)	(48,571)	(866,530)	(436,252)	(729,704)
• Contract transfers	54,020	649,542	(94,511)	(104,488)	343,020	(1,268,879)	2,020,629
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	109,413	47,479	(82,118)	(87,389)	587,522	(1,234,829)	2,481,769
TOTAL INCREASE (DECREASE) IN NET ASSETS	153,378	871,466	(260,870)	181,974	1,802,115	(986,323)	2,777,458
NET ASSETS AT DECEMBER 31, 2014	1,186,560	9,994,336	2,607,803	2,337,247	16,094,871	8,309,976	17,663,954
Changes From Operations:
• Net investment income (loss)	(9,411)	62,841	54,030	(20,311)	26,882	134,565	93,982
• Net realized gain (loss) on investments	32,013	486,483	(12,691)	312,545	2,856,596	(63,224)	2,254,055
• Net change in unrealized appreciation or depreciation on investments	(11,115)	(457,895)	22,668	(57,835)	(3,933,421)	(308,165)	(1,256,980)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,487	91,429	64,007	234,399	(1,049,943)	(236,824)	1,091,057
Changes From Unit Transactions:
• Contract purchases	870,293	256,098	120,487	40,825	1,030,047	289,522	2,216,000
• Contract withdrawals	(138,846)	(427,519)	(168,954)	(81,285)	(989,492)	(338,932)	(995,942)
• Contract transfers	693,709	(1,175,109)	30,198	653,059	1,129,112	(265,446)	1,430,497
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,425,156	(1,346,530)	(18,269)	612,599	1,169,667	(314,856)	2,650,555
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,436,643	(1,255,101)	45,738	846,998	119,724	(551,680)	3,741,612
NET ASSETS AT DECEMBER 31, 2015	$2,623,203	$8,739,235	$2,653,541	$3,184,245	$16,214,595	$7,758,296	$21,405,566

See accompanying notes.

	American Funds Global Small Capitalization Fund Class 2 Subaccount	American Funds Growth Fund Class 2 Subaccount	American Funds Growth- Income Fund Class 2 Subaccount	American Funds International Fund Class 2 Subaccount	BlackRock Global Allocation V.I. Fund Class I Subaccount	ClearBridge Variable Mid Cap Core Portfolio Class I Subaccount
NET ASSETS AT JANUARY 1, 2014	$13,693,889	$63,508,085	$52,269,600	$31,006,785	$29,318,646	$—
Changes From Operations:
• Net investment income (loss)	(79,880)	75,508	385,557	303,301	676,804	341
• Net realized gain (loss) on investments	401,054	5,005,707	4,087,740	335,910	3,401,290	20,594
• Net change in unrealized appreciation or depreciation on investments	(128,280)	(6,995)	1,077,267	(1,842,878)	(3,559,262)	(13,019)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	192,894	5,074,220	5,550,564	(1,203,667)	518,832	7,916
Changes From Unit Transactions:
• Contract purchases	1,059,239	5,798,825	5,616,106	4,346,302	2,995,343	141,953
• Contract withdrawals	(863,499)	(3,629,053)	(2,351,713)	(1,549,399)	(1,836,494)	(18,787)
• Contract transfers	610,794	473,334	2,866,416	4,574,014	7,824,358	233,698
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	806,534	2,643,106	6,130,809	7,370,917	8,983,207	356,864
TOTAL INCREASE (DECREASE) IN NET ASSETS	999,428	7,717,326	11,681,373	6,167,250	9,502,039	364,780
NET ASSETS AT DECEMBER 31, 2014	14,693,317	71,225,411	63,950,973	37,174,035	38,820,685	364,780
Changes From Operations:
• Net investment income (loss)	(107,380)	(66,991)	494,777	422,907	279,575	(7,320)
• Net realized gain (loss) on investments	1,604,685	16,964,406	10,913,501	2,669,150	2,206,006	151,189
• Net change in unrealized appreciation or depreciation on investments	(1,679,619)	(12,603,635)	(11,002,631)	(5,453,124)	(3,218,013)	(185,922)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(182,314)	4,293,780	405,647	(2,361,067)	(732,432)	(42,053)
Changes From Unit Transactions:
• Contract purchases	1,586,431	4,894,113	5,953,425	3,016,833	5,304,195	647,565
• Contract withdrawals	(872,039)	(3,478,255)	(3,292,519)	(1,557,847)	(2,049,614)	(119,632)
• Contract transfers	1,313,144	(2,182,886)	5,707,769	7,375,659	3,278,714	1,936,676
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,027,536	(767,028)	8,368,675	8,834,645	6,533,295	2,464,609
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,845,222	3,526,752	8,774,322	6,473,578	5,800,863	2,422,556
NET ASSETS AT DECEMBER 31, 2015	$16,538,539	$74,752,163	$72,725,295	$43,647,613	$44,621,548	$2,787,336

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Delaware VIP Diversified Income Series Standard Class Subaccount	Delaware VIP Emerging Markets Series Standard Class Subaccount	Delaware VIP High Yield Series Standard Class Subaccount	Delaware VIP Limited-Term Diversified Income Series Standard Class Subaccount	Delaware VIP REIT Series Standard Class Subaccount	Delaware VIP Small Cap Value Series Standard Class Subaccount	Delaware VIP Smid Cap Growth Series Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$20,474,190	$22,119,782	$19,198,128	$3,611,407	$14,039,003	$25,623,347	$21,061,946
Changes From Operations:
• Net investment income (loss)	361,585	(1,494)	1,152,951	64,631	103,513	(52,628)	(142,166)
• Net realized gain (loss) on investments	38,194	326,673	391,813	(698)	409,327	2,894,152	2,469,444
• Net change in unrealized appreciation or depreciation on investments	591,962	(2,438,816)	(1,733,207)	(3,730)	3,638,046	(1,544,284)	(1,688,811)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	991,741	(2,113,637)	(188,443)	60,203	4,150,886	1,297,240	638,467
Changes From Unit Transactions:
• Contract purchases	2,081,161	2,022,673	729,403	564,291	1,645,143	1,750,858	2,191,105
• Contract withdrawals	(1,129,479)	(1,213,632)	(964,655)	(284,616)	(760,103)	(1,578,990)	(1,210,446)
• Contract transfers	1,821,767	2,455,482	(831,195)	3,233,722	1,272,870	597,418	624,391
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,773,449	3,264,523	(1,066,447)	3,513,397	2,157,910	769,286	1,605,050
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,765,190	1,150,886	(1,254,890)	3,573,600	6,308,796	2,066,526	2,243,517
NET ASSETS AT DECEMBER 31, 2014	24,239,380	23,270,668	17,943,238	7,185,007	20,347,799	27,689,873	23,305,463
Changes From Operations:
• Net investment income (loss)	609,299	55,112	1,059,514	88,353	115,635	(2,417)	(89,015)
• Net realized gain (loss) on investments	254,606	288,519	(8,976)	(5,957)	553,679	3,421,224	2,558,596
• Net change in unrealized appreciation or depreciation on investments	(1,320,424)	(4,264,431)	(2,314,838)	(66,003)	(84,715)	(5,375,132)	(886,701)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(456,519)	(3,920,800)	(1,264,300)	16,393	584,599	(1,956,325)	1,582,880
Changes From Unit Transactions:
• Contract purchases	2,080,405	2,054,598	1,463,488	1,139,343	1,196,269	1,313,697	1,334,170
• Contract withdrawals	(1,320,972)	(1,317,260)	(983,822)	(440,522)	(1,052,899)	(1,579,260)	(1,130,945)
• Contract transfers	1,150,474	3,690,440	(638,032)	439,639	1,590,484	773,523	2,113,554
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,909,907	4,427,778	(158,366)	1,138,460	1,733,854	507,960	2,316,779
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,453,388	506,978	(1,422,666)	1,154,853	2,318,453	(1,448,365)	3,899,659
NET ASSETS AT DECEMBER 31, 2015	$25,692,768	$23,777,646	$16,520,572	$8,339,860	$22,666,252	$26,241,508	$27,205,122

See accompanying notes.

	Delaware VIP U.S. Growth Series Standard Class Subaccount	Delaware VIP Value Series Standard Class Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio A Subaccount	Deutsche Equity 500 Index VIP Portfolio A Subaccount	Deutsche Small Cap Index VIP Portfolio A Subaccount	Fidelity VIP Asset Manager Portfolio Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$5,279,924	$19,735,847	$1,091,569	$51,471,828	$7,690,638	$959,665
Changes From Operations:
• Net investment income (loss)	(22,051)	204,168	16,302	551,000	14,616	6,874
• Net realized gain (loss) on investments	761,700	976,869	12,817	3,971,748	615,517	56,852
• Net change in unrealized appreciation or depreciation on investments	12,254	1,508,771	(5,036)	1,462,611	(353,822)	(16,271)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	751,903	2,689,808	24,083	5,985,359	276,311	47,455
Changes From Unit Transactions:
• Contract purchases	889,523	1,865,876	398,896	1,416,896	183,499	35,666
• Contract withdrawals	(662,413)	(1,067,588)	(103,754)	(3,390,117)	(268,883)	(77,519)
• Contract transfers	818,619	1,033,790	649,565	(2,766,103)	(367,881)	1,120
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,045,729	1,832,078	944,707	(4,739,324)	(453,265)	(40,733)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,797,632	4,521,886	968,790	1,246,035	(176,954)	6,722
NET ASSETS AT DECEMBER 31, 2014	7,077,556	24,257,733	2,060,359	52,717,863	7,513,684	966,387
Changes From Operations:
• Net investment income (loss)	127	260,168	53,308	451,815	22,999	7,227
• Net realized gain (loss) on investments	941,632	616,715	3,652	3,951,524	750,268	77,480
• Net change in unrealized appreciation or depreciation on investments	(563,481)	(1,201,025)	(234,951)	(4,207,643)	(1,139,472)	(91,206)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	378,278	(324,142)	(177,991)	195,696	(366,205)	(6,499)
Changes From Unit Transactions:
• Contract purchases	708,030	1,451,957	387,117	1,192,045	151,716	35,238
• Contract withdrawals	(357,059)	(961,828)	(126,643)	(3,513,429)	(347,941)	(96,372)
• Contract transfers	1,482,267	3,855,668	452,033	(20,373)	(262,956)	(95,221)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,833,238	4,345,797	712,507	(2,341,757)	(459,181)	(156,355)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,211,516	4,021,655	534,516	(2,146,061)	(825,386)	(162,854)
NET ASSETS AT DECEMBER 31, 2015	$9,289,072	$28,279,388	$2,594,875	$50,571,802	$6,688,298	$803,533

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Fidelity VIP Contrafund Portfolio Service Class Subaccount	Fidelity VIP Equity- Income Portfolio Initial Class Subaccount	Fidelity VIP Equity- Income Portfolio Service Class Subaccount	Fidelity VIP Growth Opportunities Portfolio Service Class Subaccount	Fidelity VIP Growth Portfolio Service Class Subaccount	Fidelity VIP High Income Portfolio Service Class Subaccount	Fidelity VIP Investment Grade Bond Portfolio Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$46,080,955	$2,412,811	$2,242,393	$1,921,267	$10,425,430	$2,386,119	$2,808,317
Changes From Operations:
• Net investment income (loss)	126,697	55,301	34,920	(13,103)	(75,699)	108,410	30,470
• Net realized gain (loss) on investments	2,484,471	61,330	109,736	91,067	544,871	18,768	7,270
• Net change in unrealized appreciation or depreciation on investments	2,758,981	86,883	30,412	129,523	734,440	(116,673)	98,155
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,370,149	203,514	175,068	207,487	1,203,612	10,505	135,895
Changes From Unit Transactions:
• Contract purchases	5,237,934	106,387	47,149	102,790	1,523,993	69,999	132,872
• Contract withdrawals	(2,181,084)	(188,580)	(469,492)	(127,881)	(700,155)	(141,090)	(717,234)
• Contract transfers	2,114,208	174,557	(73,008)	(82,790)	3,244,988	(155,561)	60,040
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,171,058	92,364	(495,351)	(107,881)	4,068,826	(226,652)	(524,322)
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,541,207	295,878	(320,283)	99,606	5,272,438	(216,147)	(388,427)
NET ASSETS AT DECEMBER 31, 2014	56,622,162	2,708,689	1,922,110	2,020,873	15,697,868	2,169,972	2,419,890
Changes From Operations:
• Net investment income (loss)	184,922	61,667	39,341	(14,907)	(94,232)	106,367	41,798
• Net realized gain (loss) on investments	6,452,072	244,939	180,079	316,046	1,008,138	(8,936)	248
• Net change in unrealized appreciation or depreciation on investments	(6,751,816)	(430,958)	(303,081)	(213,579)	82,817	(180,504)	(74,656)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(114,822)	(124,352)	(83,661)	87,560	996,723	(83,073)	(32,610)
Changes From Unit Transactions:
• Contract purchases	3,795,936	83,533	39,432	101,753	1,370,009	52,653	127,367
• Contract withdrawals	(3,033,543)	(202,105)	(63,319)	(212,908)	(723,960)	(182,056)	(241,163)
• Contract transfers	3,530,050	(32,925)	(174,283)	(62,438)	2,168,561	(193,814)	(58,152)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,292,443	(151,497)	(198,170)	(173,593)	2,814,610	(323,217)	(171,948)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,177,621	(275,849)	(281,831)	(86,033)	3,811,333	(406,290)	(204,558)
NET ASSETS AT DECEMBER 31, 2015	$60,799,783	$2,432,840	$1,640,279	$1,934,840	$19,509,201	$1,763,682	$2,215,332

See accompanying notes.

	Fidelity VIP Mid Cap Portfolio Service Class Subaccount	Fidelity VIP Overseas Portfolio Service Class Subaccount	Franklin Income VIP Fund Class 1 Subaccount	Franklin Mutual Shares VIP Fund Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Fund Class 1 Subaccount	Invesco V.I. American Franchise Fund Series I Subaccount
NET ASSETS AT JANUARY 1, 2014	$7,592,263	$4,238,043	$9,940,197	$3,962,961	$5,579,769	$10,708,474
Changes From Operations:
• Net investment income (loss)	(33,629)	32,901	547,737	120,628	(41,062)	(79,560)
• Net realized gain (loss) on investments	337,943	52,085	163,433	184,266	1,186,052	384,631
• Net change in unrealized appreciation or depreciation on investments	273,406	(535,153)	(268,845)	23,053	(743,700)	455,767
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	577,720	(450,167)	442,325	327,947	401,290	760,838
Changes From Unit Transactions:
• Contract purchases	1,713,764	193,418	1,430,196	1,041,781	187,450	419,114
• Contract withdrawals	(677,449)	(168,018)	(545,525)	(419,940)	(239,639)	(903,730)
• Contract transfers	2,492,446	1,071,119	2,423,453	2,635,190	215,475	(495,645)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,528,761	1,096,519	3,308,124	3,257,031	163,286	(980,261)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,106,481	646,352	3,750,449	3,584,978	564,576	(219,423)
NET ASSETS AT DECEMBER 31, 2014	11,698,744	4,884,395	13,690,646	7,547,939	6,144,345	10,489,051
Changes From Operations:
• Net investment income (loss)	(15,552)	27,973	730,019	264,969	(43,862)	(84,436)
• Net realized gain (loss) on investments	1,504,236	29,276	(34,070)	760,708	1,432,764	325,208
• Net change in unrealized appreciation or depreciation on investments	(1,786,128)	80,082	(2,068,941)	(1,558,463)	(1,578,849)	189,670
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(297,444)	137,331	(1,372,992)	(532,786)	(189,947)	430,442
Changes From Unit Transactions:
• Contract purchases	2,220,141	173,192	2,194,313	680,260	153,850	339,572
• Contract withdrawals	(918,852)	(161,377)	(830,278)	(396,213)	(171,597)	(736,549)
• Contract transfers	1,183,938	(449,527)	4,043,651	1,954,089	(190,355)	(49,178)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,485,227	(437,712)	5,407,686	2,238,136	(208,102)	(446,155)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,187,783	(300,381)	4,034,694	1,705,350	(398,049)	(15,713)
NET ASSETS AT DECEMBER 31, 2015	$13,886,527	$4,584,014	$17,725,340	$9,253,289	$5,746,296	$10,473,338

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Invesco V.I. Core Equity Fund Series I Subaccount	Invesco V.I. Core Plus Bond Fund Series I Subaccount	Invesco V.I. International Growth Fund Series I Subaccount	Janus Aspen Balanced Portfolio Institutional Shares Subaccount	Janus Aspen Balanced Portfolio Service Shares Subaccount	Janus Aspen Enterprise Portfolio Service Shares Subaccount	Janus Aspen Global Research Portfolio Institutional Shares Subaccount
NET ASSETS AT JANUARY 1, 2014	$14,905,314	$596,552	$6,459,554	$10,711,008	$2,394,684	$2,109,032	$8,342,195
Changes From Operations:
• Net investment income (loss)	8,430	24,842	45,060	117,482	18,076	(16,051)	24,587
• Net realized gain (loss) on investments	775,575	(4,041)	451,957	413,945	96,988	266,342	131,838
• Net change in unrealized appreciation or depreciation on investments	251,743	20,019	(528,915)	322,050	55,087	(15,550)	399,138
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,035,748	40,820	(31,898)	853,477	170,151	234,741	555,563
Changes From Unit Transactions:
• Contract purchases	528,949	22,582	263,661	430,177	52,934	60,676	486,561
• Contract withdrawals	(1,109,261)	(98,773)	(591,376)	(794,315)	(44,575)	(208,285)	(349,256)
• Contract transfers	(889,936)	11,116	(466,501)	2,732,288	(166,227)	260,254	(53,580)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,470,248)	(65,075)	(794,216)	2,368,150	(157,868)	112,645	83,725
TOTAL INCREASE (DECREASE) IN NET ASSETS	(434,500)	(24,255)	(826,114)	3,221,627	12,283	347,386	639,288
NET ASSETS AT DECEMBER 31, 2014	14,470,814	572,297	5,633,440	13,932,635	2,406,967	2,456,418	8,981,483
Changes From Operations:
• Net investment income (loss)	44,968	22,496	75,330	109,342	15,220	(6,698)	(13,690)
• Net realized gain (loss) on investments	1,829,295	(3,047)	92,560	762,535	91,322	388,074	331,027
• Net change in unrealized appreciation or depreciation on investments	(2,781,042)	(26,362)	(547,944)	(880,949)	(117,893)	(300,336)	(564,917)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(906,779)	(6,913)	(380,054)	(9,072)	(11,351)	81,040	(247,580)
Changes From Unit Transactions:
• Contract purchases	482,722	33,258	1,084,549	553,305	49,734	50,323	218,721
• Contract withdrawals	(1,031,588)	(59,416)	(464,703)	(3,467,724)	(49,976)	(179,480)	(418,878)
• Contract transfers	(33,581)	27,827	4,212,011	6,864	205,244	209,627	(640,052)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(582,447)	1,669	4,831,857	(2,907,555)	205,002	80,470	(840,209)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,489,226)	(5,244)	4,451,803	(2,916,627)	193,651	161,510	(1,087,789)
NET ASSETS AT DECEMBER 31, 2015	$12,981,588	$567,053	$10,085,243	$11,016,008	$2,600,618	$2,617,928	$7,893,694

See accompanying notes.

	Janus Aspen Global Research Portfolio Service Shares Subaccount	Janus Aspen Global Technology Portfolio Service Shares Subaccount	JPMIT Global Allocation Portfolio Class 1 Subaccount	LVIP Baron Growth Opportunities Fund Standard Class Subaccount	LVIP Baron Growth Opportunities Fund Service Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$2,009,455	$4,405,183	$—	$465,005	$9,329,018	$249,198
Changes From Operations:
• Net investment income (loss)	3,516	(35,809)	—	(1,441)	(45,954)	16,227
• Net realized gain (loss) on investments	16,968	421,672	—	30,148	410,113	1,855
• Net change in unrealized appreciation or depreciation on investments	106,829	(21,587)	—	(1,705)	124,068	(153,199)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	127,313	364,276	—	27,002	488,227	(135,117)
Changes From Unit Transactions:
• Contract purchases	27,053	294,578	—	37,252	1,073,946	205,225
• Contract withdrawals	(34,864)	(194,833)	—	(21,644)	(799,272)	(48,989)
• Contract transfers	8,357	(139,882)	—	88,686	1,406,153	1,637,294
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	546	(40,137)	—	104,294	1,680,827	1,793,530
TOTAL INCREASE (DECREASE) IN NET ASSETS	127,859	324,139	—	131,296	2,169,054	1,658,413
NET ASSETS AT DECEMBER 31, 2014	2,137,314	4,729,322	—	596,301	11,498,072	1,907,611
Changes From Operations:
• Net investment income (loss)	(5,668)	(38,650)	80	(4,060)	(76,478)	54,008
• Net realized gain (loss) on investments	74,079	809,201	26	62,363	1,493,355	(13,329)
• Net change in unrealized appreciation or depreciation on investments	(131,486)	(593,996)	(172)	(87,357)	(2,101,355)	(728,154)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(63,075)	176,555	(66)	(29,054)	(684,478)	(687,475)
Changes From Unit Transactions:
• Contract purchases	24,365	43,767	7,005	19,951	1,305,648	567,274
• Contract withdrawals	(183,951)	(186,629)	(357)	(21,282)	(705,954)	(168,066)
• Contract transfers	30,189	117,960	1,519	(79,744)	859,505	3,312,973
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(129,397)	(24,902)	8,167	(81,075)	1,459,199	3,712,181
TOTAL INCREASE (DECREASE) IN NET ASSETS	(192,472)	151,653	8,101	(110,129)	774,721	3,024,706
NET ASSETS AT DECEMBER 31, 2015	$1,944,842	$4,880,975	$8,101	$486,172	$12,272,793	$4,932,317

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund Standard Class Subaccount	LVIP Clarion Global Real Estate Fund Standard Class Subaccount	LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class Subaccount	LVIP Delaware Bond Fund Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund Standard Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$8,829,476	$2,802,434	$2,565,547	$—	$45,187,729	$3,426,305	$3,602,003
Changes From Operations:
• Net investment income (loss)	148,684	41,988	76,594	—	743,965	36,110	59,683
• Net realized gain (loss) on investments	52,179	(16,368)	68,583	—	385,428	18,986	45,554
• Net change in unrealized appreciation or depreciation on investments	117,939	42,580	230,009	—	1,355,236	(52,070)	23,287
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	318,802	68,200	375,186	—	2,484,629	3,026	128,524
Changes From Unit Transactions:
• Contract purchases	1,235,168	309,479	503,604	—	2,793,630	598,450	120,341
• Contract withdrawals	(406,640)	(169,901)	(178,718)	—	(2,538,276)	(193,652)	(236,840)
• Contract transfers	5,265,076	1,246,452	610,452	—	5,847,680	386,299	18,986
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,093,604	1,386,030	935,338	—	6,103,034	791,097	(97,513)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,412,406	1,454,230	1,310,524	—	8,587,663	794,123	31,011
NET ASSETS AT DECEMBER 31, 2014	15,241,882	4,256,664	3,876,071	—	53,775,392	4,220,428	3,633,014
Changes From Operations:
• Net investment income (loss)	234,510	39,709	147,319	59	903,212	66,838	30,818
• Net realized gain (loss) on investments	86,623	(20,057)	107,070	11	324,111	(7,855)	217,198
• Net change in unrealized appreciation or depreciation on investments	(1,288,257)	(201,005)	(415,163)	21	(1,366,487)	(124,754)	(308,193)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(967,124)	(181,353)	(160,774)	91	(139,164)	(65,771)	(60,177)
Changes From Unit Transactions:
• Contract purchases	1,624,429	642,313	1,141,330	—	4,275,410	1,702,284	118,259
• Contract withdrawals	(682,001)	(243,665)	(306,633)	(888)	(3,103,723)	(287,241)	(144,234)
• Contract transfers	3,767,287	837,840	1,902,479	8,220	(2,426,704)	334,004	(470,180)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,709,715	1,236,488	2,737,176	7,332	(1,255,017)	1,749,047	(496,155)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,742,591	1,055,135	2,576,402	7,423	(1,394,181)	1,683,276	(556,332)
NET ASSETS AT DECEMBER 31, 2015	$18,984,473	$5,311,799	$6,452,473	$7,423	$52,381,211	$5,903,704	$3,076,682
See accompanying notes.

	LVIP Delaware Social Awareness Fund Standard Class Subaccount	LVIP Delaware Special Opportunities Fund Standard Class Subaccount	LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class Subaccount	LVIP Dimensional International Core Equity Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$1,187,618	$1,457,098	$1,157,764	$—	$864,846	$1,983,457
Changes From Operations:
• Net investment income (loss)	34,531	24,050	40,004	—	14,244	16,164
• Net realized gain (loss) on investments	203,165	162,683	21,022	—	80,169	26,219
• Net change in unrealized appreciation or depreciation on investments	29,487	(57,774)	(228,022)	—	17,261	78,761
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	267,183	128,959	(166,996)	—	111,674	121,144
Changes From Unit Transactions:
• Contract purchases	82,269	468,213	409,985	—	63,512	645,793
• Contract withdrawals	(79,871)	(103,926)	(85,647)	—	(33,492)	(141,461)
• Contract transfers	1,935,677	919,194	989,693	—	45,665	844,228
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,938,075	1,283,481	1,314,031	—	75,685	1,348,560
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,205,258	1,412,440	1,147,035	—	187,359	1,469,704
NET ASSETS AT DECEMBER 31, 2014	3,392,876	2,869,538	2,304,799	—	1,052,205	3,453,161
Changes From Operations:
• Net investment income (loss)	34,034	33,333	15,760	4,009	11,856	35,588
• Net realized gain (loss) on investments	437,796	310,207	(1,422)	5	138,762	21,874
• Net change in unrealized appreciation or depreciation on investments	(526,162)	(396,531)	(199,519)	(6,948)	(177,897)	(449,776)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(54,332)	(52,991)	(185,181)	(2,934)	(27,279)	(392,314)
Changes From Unit Transactions:
• Contract purchases	65,541	686,033	641,759	—	54,478	762,461
• Contract withdrawals	(140,292)	(184,525)	(159,590)	(3,095)	(35,628)	(219,040)
• Contract transfers	515,569	1,091,373	802,413	507,842	47,895	1,497,322
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	440,818	1,592,881	1,284,582	504,747	66,745	2,040,743
TOTAL INCREASE (DECREASE) IN NET ASSETS	386,486	1,539,890	1,099,401	501,813	39,466	1,648,429
NET ASSETS AT DECEMBER 31, 2015	$3,779,362	$4,409,428	$3,404,200	$501,813	$1,091,671	$5,101,590

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Income Fund Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund Standard Class Subaccount	LVIP Invesco Diversified Equity- Income Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$1,582,815	$5,442,008	$22,084,158	$2,351,299	$31,839,252	$—
Changes From Operations:
• Net investment income (loss)	—	60,377	101,002	483,067	4,247	547,727	895
• Net realized gain (loss) on investments	—	6,259	155,758	204,252	4,157	238,897	511
• Net change in unrealized appreciation or depreciation on investments	—	53,646	26,613	(78,359)	28,731	423,212	(2,109)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	120,282	283,373	608,960	37,135	1,209,836	(703)
Changes From Unit Transactions:
• Contract purchases	—	928,565	1,905,167	4,289,278	250,513	2,762,596	100,576
• Contract withdrawals	—	(261,221)	(431,184)	(1,750,753)	(146,900)	(1,545,400)	(7,939)
• Contract transfers	—	2,603,270	(145,082)	5,353,872	664,103	3,508,056	41,934
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	3,270,614	1,328,901	7,892,397	767,716	4,725,252	134,571
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	3,390,896	1,612,274	8,501,357	804,851	5,935,088	133,868
NET ASSETS AT DECEMBER 31, 2014	—	4,973,711	7,054,282	30,585,515	3,156,150	37,774,340	133,868
Changes From Operations:
• Net investment income (loss)	4,799	115,012	110,883	579,665	89,285	602,513	1,886
• Net realized gain (loss) on investments	1,753	6,198	135,169	248,992	20,954	653,849	(1,915)
• Net change in unrealized appreciation or depreciation on investments	(11,722)	(165,690)	(462,782)	(2,519,414)	(196,540)	(2,786,812)	(9,350)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,170)	(44,480)	(216,730)	(1,690,757)	(86,301)	(1,530,450)	(9,379)
Changes From Unit Transactions:
• Contract purchases	40,766	2,606,994	269,089	6,564,087	383,074	6,717,706	59,190
• Contract withdrawals	(7,309)	(533,569)	(239,535)	(2,749,286)	(196,214)	(2,482,094)	(11,259)
• Contract transfers	667,969	2,481,048	344,620	4,844,864	66,387	(1,646,684)	(24,290)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	701,426	4,554,473	374,174	8,659,665	253,247	2,588,928	23,641
TOTAL INCREASE (DECREASE) IN NET ASSETS	696,256	4,509,993	157,444	6,968,908	166,946	1,058,478	14,262
NET ASSETS AT DECEMBER 31, 2015	$696,256	$9,483,704	$7,211,726	$37,554,423	$3,323,096	$38,832,818	$148,130

See accompanying notes.

	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class Subaccount	LVIP JPMorgan High Yield Fund Standard Class Subaccount	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class Subaccount	LVIP Managed Risk Profile 2010 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2020 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2030 Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$3,118,290	$2,826,642	$1,643,422	$643,677	$979,488	$1,755,955
Changes From Operations:
• Net investment income (loss)	(20,287)	202,391	17,829	3,042	12,705	21,607
• Net realized gain (loss) on investments	(14,035)	26,981	80,141	93,002	14,667	60,723
• Net change in unrealized appreciation or depreciation on investments	(275,143)	(173,041)	180,938	(80,999)	7,684	(26,344)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(309,465)	56,331	278,908	15,045	35,056	55,986
Changes From Unit Transactions:
• Contract purchases	143,692	912,007	904,337	14,302	15,458	136,543
• Contract withdrawals	(113,362)	(282,259)	(178,983)	(27,787)	(43,022)	(87,824)
• Contract transfers	658,148	1,945,311	1,984,967	(358,136)	18,436	(257,915)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	688,478	2,575,059	2,710,321	(371,621)	(9,128)	(209,196)
TOTAL INCREASE (DECREASE) IN NET ASSETS	379,013	2,631,390	2,989,229	(356,576)	25,928	(153,210)
NET ASSETS AT DECEMBER 31, 2014	3,497,303	5,458,032	4,632,651	287,101	1,005,416	1,602,745
Changes From Operations:
• Net investment income (loss)	(21,942)	365,547	14,736	3,915	11,871	18,162
• Net realized gain (loss) on investments	75,988	15,994	55,752	18,274	38,033	104,913
• Net change in unrealized appreciation or depreciation on investments	(241,944)	(740,815)	(524,306)	(29,736)	(79,482)	(172,286)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(187,898)	(359,274)	(453,818)	(7,547)	(29,578)	(49,211)
Changes From Unit Transactions:
• Contract purchases	526,936	1,203,116	831,364	6,802	17,754	45,000
• Contract withdrawals	(170,209)	(417,514)	(237,957)	(9,544)	(19,132)	(91,781)
• Contract transfers	250,936	1,857,941	933,570	28,946	10,061	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	607,663	2,643,543	1,526,977	26,204	8,683	(46,781)
TOTAL INCREASE (DECREASE) IN NET ASSETS	419,765	2,284,269	1,073,159	18,657	(20,895)	(95,992)
NET ASSETS AT DECEMBER 31, 2015	$3,917,068	$7,742,301	$5,705,810	$305,758	$984,521	$1,506,753

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP Managed Risk Profile 2040 Fund Standard Class Subaccount	LVIP MFS International Growth Fund Standard Class Subaccount	LVIP MFS Value Fund Standard Class Subaccount	LVIP Mondrian International Value Fund Standard Class Subaccount	LVIP Money Market Fund Standard Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class Subaccount	LVIP SSgA Bond Index Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$1,050,516	$2,841,115	$7,749,055	$9,629,073	$54,706,127	$—	$2,704,484
Changes From Operations:
• Net investment income (loss)	23,556	31,507	213,933	320,302	(362,152)	—	50,474
• Net realized gain (loss) on investments	42,563	13,347	327,244	168,298	—	—	(7,063)
• Net change in unrealized appreciation or depreciation on investments	(27,811)	(304,091)	446,376	(797,781)	—	—	89,447
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	38,308	(259,237)	987,553	(309,181)	(362,152)	—	132,858
Changes From Unit Transactions:
• Contract purchases	60,274	805,676	1,146,317	583,984	234,616,709	—	390,771
• Contract withdrawals	(98,386)	(189,362)	(439,215)	(551,103)	(22,478,710)	—	(174,462)
• Contract transfers	349,455	1,753,611	2,171,701	(151,972)	(183,135,157)	—	683,574
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	311,343	2,369,925	2,878,803	(119,091)	29,002,842	—	899,883
TOTAL INCREASE (DECREASE) IN NET ASSETS	349,651	2,110,688	3,866,356	(428,272)	28,640,690	—	1,032,741
NET ASSETS AT DECEMBER 31, 2014	1,400,167	4,951,803	11,615,411	9,200,801	83,346,817	—	3,737,225
Changes From Operations:
• Net investment income (loss)	13,958	55,043	321,097	320,776	(342,965)	2,736	180,581
• Net realized gain (loss) on investments	96,333	20,569	775,889	18,159	—	(194)	4,591
• Net change in unrealized appreciation or depreciation on investments	(167,578)	(115,514)	(1,239,329)	(1,019,048)	—	(23,369)	(241,256)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(57,287)	(39,902)	(142,343)	(680,113)	(342,965)	(20,827)	(56,084)
Changes From Unit Transactions:
• Contract purchases	56,598	1,561,142	3,378,114	567,378	196,559,813	8,595	1,984,494
• Contract withdrawals	(27,906)	(328,902)	(872,816)	(482,970)	(20,028,687)	(9,096)	(470,285)
• Contract transfers	25,665	1,507,841	5,292,368	4,213,458	(199,199,915)	268,799	3,750,748
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	54,357	2,740,081	7,797,666	4,297,866	(22,668,789)	268,298	5,264,957
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,930)	2,700,179	7,655,323	3,617,753	(23,011,754)	247,471	5,208,873
NET ASSETS AT DECEMBER 31, 2015	$1,397,237	$7,651,982	$19,270,734	$12,818,554	$60,335,063	$247,471	$8,946,098

See accompanying notes.

	LVIP SSgA Conservative Index Allocation Fund Standard Class Subaccount	LVIP SSgA Conservative Structured Allocation Fund Standard Class Subaccount	LVIP SSgA Developed International 150 Fund Standard Class Subaccount	LVIP SSgA Emerging Markets 100 Fund Standard Class Subaccount	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class Subaccount	LVIP SSgA International Index Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$2,697,029	$1,378,222	$822,023	$3,432,444	$5,188,052	$3,629,579
Changes From Operations:
• Net investment income (loss)	53,271	52,914	92,276	124,998	111,760	266,136
• Net realized gain (loss) on investments	40,466	68,347	76,780	(69,125)	52,360	40,665
• Net change in unrealized appreciation or depreciation on investments	37,192	(5,060)	(254,404)	(225,781)	20,989	(1,071,617)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	130,929	116,201	(85,348)	(169,908)	185,109	(764,816)
Changes From Unit Transactions:
• Contract purchases	1,526,061	677,271	952,461	362,397	1,134,512	1,371,733
• Contract withdrawals	(229,584)	(142,534)	(124,167)	(216,606)	(501,733)	(357,405)
• Contract transfers	95,532	853,650	1,735,435	1,490,526	479,188	7,756,236
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,392,009	1,388,387	2,563,729	1,636,317	1,111,967	8,770,564
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,522,938	1,504,588	2,478,381	1,466,409	1,297,076	8,005,748
NET ASSETS AT DECEMBER 31, 2014	4,219,967	2,882,810	3,300,404	4,898,853	6,485,128	11,635,327
Changes From Operations:
• Net investment income (loss)	56,119	48,578	159,793	305,102	183,444	373,795
• Net realized gain (loss) on investments	4,998	(1,636)	489,277	(93,671)	77,031	(17,086)
• Net change in unrealized appreciation or depreciation on investments	(135,273)	(121,843)	(1,087,998)	(1,455,628)	(756,670)	(1,002,162)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(74,156)	(74,901)	(438,928)	(1,244,197)	(496,195)	(645,453)
Changes From Unit Transactions:
• Contract purchases	137,728	111,882	593,914	1,416,478	1,344,234	1,611,361
• Contract withdrawals	(154,810)	(117,839)	(206,105)	(386,883)	(381,404)	(642,225)
• Contract transfers	(80,957)	(366,911)	2,758,710	2,699,661	(41,621)	6,653,638
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(98,039)	(372,868)	3,146,519	3,729,256	921,209	7,622,774
TOTAL INCREASE (DECREASE) IN NET ASSETS	(172,195)	(447,769)	2,707,591	2,485,059	425,014	6,977,321
NET ASSETS AT DECEMBER 31, 2015	$4,047,772	$2,435,041	$6,007,995	$7,383,912	$6,910,142	$18,612,648

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP SSgA Large Cap 100 Fund Standard Class Subaccount	LVIP SSgA Moderate Index Allocation Fund Standard Class Subaccount	LVIP SSgA Moderate Structured Allocation Fund Standard Class Subaccount	LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class Subaccount	LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class Subaccount	LVIP SSgA S&P 500 Index Fund Standard Class Subaccount	LVIP SSgA Small-Cap Index Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$879,666	$4,390,335	$6,322,477	$5,794,569	$2,606,676	$20,995,800	$3,830,619
Changes From Operations:
• Net investment income (loss)	51,365	197,563	336,617	213,448	143,643	777,518	35,359
• Net realized gain (loss) on investments	144,658	57,391	112,762	78,547	99,378	1,184,628	373,179
• Net change in unrealized appreciation or depreciation on investments	48,259	(37,364)	(140,727)	(64,489)	(68,517)	2,957,452	(65,142)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	244,282	217,590	308,652	227,506	174,504	4,919,598	343,396
Changes From Unit Transactions:
• Contract purchases	659,565	4,997,873	1,322,388	4,514,151	1,450,832	8,685,906	1,511,913
• Contract withdrawals	(121,094)	(698,711)	(495,914)	(608,618)	(350,735)	(1,921,549)	(281,584)
• Contract transfers	1,136,282	2,888,678	6,500,356	2,560,563	1,916,913	22,450,731	2,443,023
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,674,753	7,187,840	7,326,830	6,466,096	3,017,010	29,215,088	3,673,352
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,919,035	7,405,430	7,635,482	6,693,602	3,191,514	34,134,686	4,016,748
NET ASSETS AT DECEMBER 31, 2014	2,798,701	11,795,765	13,957,959	12,488,171	5,798,190	55,130,486	7,847,367
Changes From Operations:
• Net investment income (loss)	150,339	204,452	367,219	290,203	226,434	1,522,175	66,446
• Net realized gain (loss) on investments	725,359	53,133	113,814	74,935	27,859	1,402,955	596,605
• Net change in unrealized appreciation or depreciation on investments	(1,209,001)	(668,696)	(992,784)	(1,026,806)	(634,210)	(3,032,250)	(1,434,911)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(333,303)	(411,111)	(511,751)	(661,668)	(379,917)	(107,120)	(771,860)
Changes From Unit Transactions:
• Contract purchases	989,960	2,473,290	1,268,816	2,478,226	2,205,551	14,099,121	1,453,839
• Contract withdrawals	(304,801)	(863,352)	(769,729)	(793,997)	(525,541)	(3,585,398)	(474,529)
• Contract transfers	3,269,457	2,459,826	1,364,798	6,895,463	1,085,943	38,893,233	5,267,928
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,954,616	4,069,764	1,863,885	8,579,692	2,765,953	49,406,956	6,247,238
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,621,313	3,658,653	1,352,134	7,918,024	2,386,036	49,299,836	5,475,378
NET ASSETS AT DECEMBER 31, 2015	$6,420,014	$15,454,418	$15,310,093	$20,406,195	$8,184,226	$104,430,322	$13,322,745

See accompanying notes.

	LVIP SSgA Small-Mid Cap 200 Fund Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class Subaccount	LVIP Templeton Growth Managed Volatility Fund Standard Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$2,452,895	$2,636,981	$3,845,501	$1,428,445	$—	$3,779,757
Changes From Operations:
• Net investment income (loss)	102,415	(23,626)	(15,634)	28,742	—	(28,361)
• Net realized gain (loss) on investments	156,840	121,182	416,013	14,631	—	62,283
• Net change in unrealized appreciation or depreciation on investments	(130,365)	272,865	61,208	(130,947)	—	175,186
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	128,890	370,421	461,587	(87,574)	—	209,108
Changes From Unit Transactions:
• Contract purchases	257,835	1,918,260	370,320	723,075	—	244,476
• Contract withdrawals	(162,943)	(354,668)	(133,967)	(179,124)	—	(159,155)
• Contract transfers	1,194,413	1,893,603	616,465	910,840	—	558,051
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,289,305	3,457,195	852,818	1,454,791	—	643,372
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,418,195	3,827,616	1,314,405	1,367,217	—	852,480
NET ASSETS AT DECEMBER 31, 2014	3,871,090	6,464,597	5,159,906	2,795,662	—	4,632,237
Changes From Operations:
• Net investment income (loss)	128,291	(59,847)	(30,205)	31,496	1,798	(30,188)
• Net realized gain (loss) on investments	740,031	737,963	560,461	20,084	282	261,791
• Net change in unrealized appreciation or depreciation on investments	(1,311,483)	322,296	(529,413)	(334,826)	(4,058)	(203,853)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(443,161)	1,000,412	843	(283,246)	(1,978)	27,750
Changes From Unit Transactions:
• Contract purchases	468,979	1,856,111	649,171	436,048	143,481	244,407
• Contract withdrawals	(227,637)	(519,332)	(238,314)	(205,877)	(10,637)	(236,783)
• Contract transfers	2,391,132	4,881,877	1,746,907	601,199	35,025	(402,093)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,632,474	6,218,656	2,157,764	831,370	167,869	(394,469)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,189,313	7,219,068	2,158,607	548,124	165,891	(366,719)
NET ASSETS AT DECEMBER 31, 2015	$6,060,403	$13,683,665	$7,318,513	$3,343,786	$165,891	$4,265,518

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP Vanguard Domestic Equity ETF Fund Standard Class Subaccount	LVIP Vanguard International Equity ETF Fund Standard Class Subaccount	LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class Subaccount	LVIP Wellington Capital Growth Fund Standard Class Subaccount	LVIP Wellington Mid-Cap Value Fund Standard Class Subaccount	M Capital Appreciation Fund Subaccount	M International Equity Fund Subaccount
NET ASSETS AT JANUARY 1, 2014	$2,218,935	$1,960,144	$—	$1,176,314	$2,350,326	$1,461,935	$1,865,489
Changes From Operations:
• Net investment income (loss)	116,687	95,900	4,191	(3,685)	(5,284)	(9,054)	33,393
• Net realized gain (loss) on investments	62,161	56,038	(99)	107,855	130,124	205,059	586
• Net change in unrealized appreciation or depreciation on investments	405,085	(421,408)	(8,245)	51,015	56,380	(48,577)	(190,616)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	583,933	(269,470)	(4,153)	155,185	181,220	147,428	(156,637)
Changes From Unit Transactions:
• Contract purchases	1,442,459	825,119	—	313,205	611,600	24,105	40,003
• Contract withdrawals	(296,271)	(195,618)	(13,185)	(85,016)	(138,721)	(26,225)	(33,268)
• Contract transfers	4,443,997	3,343,525	501,656	50,516	324,042	(232,837)	214,861
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,590,185	3,973,026	488,471	278,705	796,921	(234,957)	221,596
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,174,118	3,703,556	484,318	433,890	978,141	(87,529)	64,959
NET ASSETS AT DECEMBER 31, 2014	8,393,053	5,663,700	484,318	1,610,204	3,328,467	1,374,406	1,930,448
Changes From Operations:
• Net investment income (loss)	210,311	264,657	1,404	(8,105)	5,184	(9,041)	20,183
• Net realized gain (loss) on investments	68,408	(8,408)	(15,613)	430,824	89,336	163,907	(4,025)
• Net change in unrealized appreciation or depreciation on investments	(425,761)	(877,725)	(12,868)	(278,712)	(195,004)	(250,607)	(107,303)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(147,042)	(621,476)	(27,077)	144,007	(100,484)	(95,741)	(91,145)
Changes From Unit Transactions:
• Contract purchases	2,858,350	2,774,232	227,340	146,181	491,172	19,968	36,568
• Contract withdrawals	(713,126)	(611,986)	(24,447)	(130,569)	(182,236)	(27,147)	(33,175)
• Contract transfers	6,805,817	6,133,588	(250,143)	1,056,862	249,888	(20,157)	92,310
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,951,041	8,295,834	(47,250)	1,072,474	558,824	(27,336)	95,703
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,803,999	7,674,358	(74,327)	1,216,481	458,340	(123,077)	4,558
NET ASSETS AT DECEMBER 31, 2015	$17,197,052	$13,338,058	$409,991	$2,826,685	$3,786,807	$1,251,329	$1,935,006

See accompanying notes.

	M Large Cap Growth Fund Subaccount	M Large Cap Value Fund Subaccount	MFS VIT Core Equity Series Initial Class Subaccount	MFS VIT Growth Series Initial Class Subaccount	MFS VIT Total Return Series Initial Class Subaccount	MFS VIT Utilities Series Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2014	$1,422,883	$722,108	$1,453,304	$10,986,197	$17,572,435	$16,243,187
Changes From Operations:
• Net investment income (loss)	(8,117)	4,668	(179)	(72,115)	188,625	247,800
• Net realized gain (loss) on investments	244,254	93,262	60,646	1,368,254	948,586	1,295,839
• Net change in unrealized appreciation or depreciation on investments	(125,590)	(32,286)	81,978	(390,085)	107,914	399,207
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	110,547	65,644	142,445	906,054	1,245,125	1,942,846
Changes From Unit Transactions:
• Contract purchases	23,161	18,817	8,982	470,629	686,086	1,678,707
• Contract withdrawals	(27,109)	(16,873)	(39,605)	(710,072)	(1,374,730)	(1,371,196)
• Contract transfers	(209,519)	12,156	(33,361)	781,907	(1,051,026)	861,989
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(213,467)	14,100	(63,984)	542,464	(1,739,670)	1,169,500
TOTAL INCREASE (DECREASE) IN NET ASSETS	(102,920)	79,744	78,461	1,448,518	(494,545)	3,112,346
NET ASSETS AT DECEMBER 31, 2014	1,319,963	801,852	1,531,765	12,434,715	17,077,890	19,355,533
Changes From Operations:
• Net investment income (loss)	(8,454)	6,172	11,863	(69,695)	357,390	631,085
• Net realized gain (loss) on investments	254,807	76,419	682,198	1,364,998	931,570	1,652,799
• Net change in unrealized appreciation or depreciation on investments	(156,204)	(92,659)	(658,987)	(454,825)	(1,480,704)	(5,129,940)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	90,149	(10,068)	35,074	840,478	(191,744)	(2,846,056)
Changes From Unit Transactions:
• Contract purchases	20,513	17,061	6,172	854,664	651,877	1,010,667
• Contract withdrawals	(28,483)	(17,716)	(35,659)	(711,551)	(1,044,931)	(1,363,733)
• Contract transfers	(78,793)	(5,471)	(1,537,352)	(763,474)	1,471,491	167,644
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(86,763)	(6,126)	(1,566,839)	(620,361)	1,078,437	(185,422)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,386	(16,194)	(1,531,765)	220,117	886,693	(3,031,478)
NET ASSETS AT DECEMBER 31, 2015	$1,323,349	$785,658	$—	$12,654,832	$17,964,583	$16,324,055

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	MFS VIT II Core Equity Portfolio Initial Class Subaccount	NB AMT Large Cap Value Portfolio I Class Subaccount	NB AMT Mid Cap Growth Portfolio I Class Subaccount	NB AMT Mid Cap Intrinsic Value Portfolio I Class Subaccount	PIMCO VIT Commodity- RealReturn Strategy Portfolio Administrative Class Subaccount	Putnam VT Global Health Care Fund Class IB Subaccount
NET ASSETS AT JANUARY 1, 2014	$—	$1,924,724	$16,087,067	$3,795,543	$4,554,148	$1,610,658
Changes From Operations:
• Net investment income (loss)	—	(1,109)	(125,516)	13,389	(7,045)	(10,209)
• Net realized gain (loss) on investments	—	22,611	7,135,292	222,133	(139,450)	231,837
• Net change in unrealized appreciation or depreciation on investments	—	145,112	(5,921,835)	240,192	(1,089,221)	212,550
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	166,614	1,087,941	475,714	(1,235,716)	434,178
Changes From Unit Transactions:
• Contract purchases	—	51,855	753,538	104,425	805,985	23,249
• Contract withdrawals	—	(69,394)	(629,217)	(225,000)	(307,184)	(41,820)
• Contract transfers	—	(75,021)	(117,659)	(114,767)	1,655,452	75,437
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(92,560)	6,662	(235,342)	2,154,253	56,866
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	74,054	1,094,603	240,372	918,537	491,044
NET ASSETS AT DECEMBER 31, 2014	—	1,998,778	17,181,670	4,035,915	5,472,685	2,101,702
Changes From Operations:
• Net investment income (loss)	(1,434)	(1,601)	(135,462)	1,463	212,241	(21,598)
• Net realized gain (loss) on investments	99,356	182,197	1,683,465	201,561	(315,744)	236,071
• Net change in unrealized appreciation or depreciation on investments	(134,293)	(413,040)	(1,398,556)	(541,364)	(1,822,276)	(76,213)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(36,371)	(232,444)	149,447	(338,340)	(1,925,779)	138,260
Changes From Unit Transactions:
• Contract purchases	7,060	22,343	326,790	77,567	833,984	85,103
• Contract withdrawals	(713,872)	(75,419)	(705,552)	(119,003)	(288,539)	(112,383)
• Contract transfers	1,940,103	(61,418)	(726,771)	(132,897)	2,169,210	862,645
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,233,291	(114,494)	(1,105,533)	(174,333)	2,714,655	835,365
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,196,920	(346,938)	(956,086)	(512,673)	788,876	973,625
NET ASSETS AT DECEMBER 31, 2015	$1,196,920	$1,651,840	$16,225,584	$3,523,242	$6,261,561	$3,075,327
See accompanying notes.

	Putnam VT Growth & Income Fund Class IB Subaccount	Templeton Foreign VIP Fund Class 1 Subaccount	Templeton Foreign VIP Fund Class 2 Subaccount	Templeton Global Bond VIP Fund Class 1 Subaccount	Templeton Growth VIP Fund Class 1 Subaccount	Templeton Growth VIP Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2014	$1,439,827	$2,941,007	$5,266,506	$6,295,985	$4,253,696	$1,673,460
Changes From Operations:
• Net investment income (loss)	7,471	32,901	47,955	294,750	36,411	8,861
• Net realized gain (loss) on investments	63,675	123,960	186,206	8,509	49,766	46,735
• Net change in unrealized appreciation or depreciation on investments	67,952	(421,633)	(774,922)	(229,352)	(219,559)	(114,022)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	139,098	(264,772)	(540,761)	73,907	(133,382)	(58,426)
Changes From Unit Transactions:
• Contract purchases	31,872	87,559	128,476	579,641	109,472	69,223
• Contract withdrawals	(15,871)	(761,361)	(506,362)	(295,986)	(181,457)	(107,350)
• Contract transfers	(164,929)	(150,791)	(377,814)	1,103,123	65,861	15,873
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(148,928)	(824,593)	(755,700)	1,386,778	(6,124)	(22,254)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,830)	(1,089,365)	(1,296,461)	1,460,685	(139,506)	(80,680)
NET ASSETS AT DECEMBER 31, 2014	1,429,997	1,851,642	3,970,045	7,756,670	4,114,190	1,592,780
Changes From Operations:
• Net investment income (loss)	13,553	50,096	89,235	818,946	84,945	24,824
• Net realized gain (loss) on investments	45,197	61,796	157,610	(23,923)	54,522	66,737
• Net change in unrealized appreciation or depreciation on investments	(178,009)	(244,183)	(492,991)	(1,340,361)	(415,222)	(182,262)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(119,259)	(132,291)	(246,146)	(545,338)	(275,755)	(90,701)
Changes From Unit Transactions:
• Contract purchases	24,601	61,658	113,676	1,278,463	83,379	48,612
• Contract withdrawals	(21,120)	(131,306)	(297,873)	(609,825)	(143,730)	(137,250)
• Contract transfers	2,793	97,546	(248,880)	3,616,406	(21,554)	(177,307)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,274	27,898	(433,077)	4,285,044	(81,905)	(265,945)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(112,985)	(104,393)	(679,223)	3,739,706	(357,660)	(356,646)
NET ASSETS AT DECEMBER 31, 2015	$1,317,012	$1,747,249	$3,290,822	$11,496,376	$3,756,530	$1,236,134

Lincoln Life Flexible Premium Variable
Life Account R

Notes to Financial Statements

December 31, 2015

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Flexible Premium Variable Life Account R (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of eleven products as follows:

• Lincoln SVUL • Lincoln SVUL-I • Lincoln SVUL-II • Lincoln SVUL-III • Lincoln SVUL-IV • Lincoln SVULONE • Lincoln Momentum SVULONE	• Lincoln SVULONE 2007 • Lincoln Momentum SVULONE 2007 • Lincoln PreservationEdge SVUL • Lincoln SVULONE 2013

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred twenty-nine mutual funds (the Funds) of twenty diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (AB VPS):

AB VPS Global Thematic Growth Portfolio Class A

AB VPS Growth and Income Portfolio Class A

AB VPS International Value Portfolio Class A

AB VPS Large Cap Growth Portfolio Class A

AB VPS Small/Mid Cap Value Portfolio Class A

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Inflation Protection Fund Class I

American Funds Insurance Series (American Funds):

American Funds Global Growth Fund Class 2

American Funds Global Small Capitalization Fund Class 2

American Funds Growth Fund Class 2

American Funds Growth-Income Fund Class 2

American Funds International Fund Class 2

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Global Allocation V.I. Fund Class I

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Series Standard Class

Delaware VIP Emerging Markets Series Standard Class

Delaware VIP High Yield Series Standard Class

Delaware VIP Limited-Term Diversified Income Series Standard Class

Delaware VIP REIT Series Standard Class

Delaware VIP Small Cap Value Series Standard Class

Delaware VIP Smid Cap Growth Series Standard Class

Delaware VIP U.S. Growth Series Standard Class

Delaware VIP Value Series Standard Class

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Portfolio A

Deutsche Investments VIT Funds (Deutsche)

Deutsche Equity 500 Index VIP Portfolio A

Deutsche Small Cap Index VIP Portfolio A

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Asset Manager Portfolio Initial Class

Fidelity VIP Contrafund Portfolio Service Class

Fidelity VIP Equity-Income Portfolio Initial Class

Fidelity VIP Equity-Income Portfolio Service Class

Fidelity VIP Growth Portfolio Service Class

Fidelity VIP Growth Opportunities Portfolio Service Class

Fidelity VIP High Income Portfolio Service Class

Fidelity VIP Investment Grade Bond Portfolio Initial Class

Fidelity VIP Mid Cap Portfolio Service Class

Fidelity VIP Overseas Portfolio Service Class

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund Class 1

Franklin Mutual Shares VIP Fund Class 1

Franklin Small-Mid Cap Growth VIP Fund Class 1

Templeton Foreign VIP Fund Class 1

Templeton Foreign VIP Fund Class 2

Templeton Global Bond VIP Fund Class 1

Templeton Growth VIP Fund Class 1

Templeton Growth VIP Fund Class 2

Invesco Variable Insurance Funds, Inc. (Invesco V.I.):

Invesco V.I. American Franchise Fund Series I

Invesco V.I. Core Equity Fund Series I

Invesco V.I. Core Plus Bond Fund Series I

Invesco V.I. International Growth Fund Series I

Lincoln Life Flexible Premium Variable
Life Account R

Notes to Financial Statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Janus Aspen Series:

Janus Aspen Balanced Portfolio Institutional Shares

Janus Aspen Balanced Portfolio Service Shares

Janus Aspen Enterprise Portfolio Service Shares

Janus Aspen Global Research Portfolio Institutional Shares

Janus Aspen Global Research Portfolio Service Shares

Janus Aspen Global Technology Portfolio Service Shares

JPMorgan Insurance Trust:

JPMIT Global Allocation Portfolio Class 1

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Core Portfolio Class I

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP Baron Growth Opportunities Fund Standard Class

LVIP Baron Growth Opportunities Fund Service Class

LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class

LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class

LVIP BlackRock Inflation Protected Bond Fund Standard Class

LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class**

LVIP Clarion Global Real Estate Fund Standard Class

LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class

LVIP Delaware Bond Fund Standard Class

LVIP Delaware Diversified Floating Rate Fund Standard Class

LVIP Delaware Foundation Aggressive Allocation Fund Standard Class

LVIP Delaware Social Awareness Fund Standard Class

LVIP Delaware Special Opportunities Fund Standard Class

LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class

LVIP Dimensional International Core Equity Fund Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund Standard Class

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund Standard Class

LVIP Dimensional/Vanguard Total Bond Fund Standard Class

LVIP Global Conservative Allocation Managed Risk Fund Standard Class

LVIP Global Growth Allocation Managed Risk Fund Standard Class

LVIP Global Income Fund Standard Class

LVIP Global Moderate Allocation Managed Risk Fund Standard Class

LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class

LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class

LVIP JPMorgan High Yield Fund Standard Class

LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class

LVIP Managed Risk Profile 2010 Fund Standard Class

LVIP Managed Risk Profile 2020 Fund Standard Class

LVIP Managed Risk Profile 2030 Fund Standard Class

LVIP Managed Risk Profile 2040 Fund Standard Class

LVIP MFS International Growth Fund Standard Class

LVIP MFS Value Fund Standard Class

LVIP Mondrian International Value Fund Standard Class

LVIP Money Market Fund Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class

LVIP SSgA Bond Index Fund Standard Class

LVIP SSgA Conservative Index Allocation Fund Standard Class

LVIP SSgA Conservative Structured Allocation Fund Standard Class

LVIP SSgA Developed International 150 Fund Standard Class

LVIP SSgA Emerging Markets 100 Fund Standard Class

LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class

LVIP SSgA International Index Fund Standard Class

LVIP SSgA Large Cap 100 Fund Standard Class

LVIP SSgA Moderate Index Allocation Fund Standard Class

LVIP SSgA Moderate Structured Allocation Fund Standard Class

LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class

LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class

LVIP SSgA S&P 500 Index Fund Standard Class

LVIP SSgA Small-Cap Index Fund Standard Class

LVIP SSgA Small-Mid Cap 200 Fund Standard Class

LVIP T. Rowe Price Growth Stock Fund Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class

LVIP Templeton Growth Managed Volatility Fund Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund Standard Class

LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class

LVIP Vanguard Domestic Equity ETF Fund Standard Class

Lincoln Life Flexible Premium Variable
Life Account R

Notes to Financial Statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Vanguard International Equity ETF Fund Standard Class

LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class

LVIP Wellington Capital Growth Fund Standard Class

LVIP Wellington Mid-Cap Value Fund Standard Class

M Fund, Inc. (M):

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Fund

M Large Cap Value Fund

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Growth Series Initial Class

MFS VIT Total Return Series Initial Class

MFS VIT Utilities Series Initial Class

MFS Variable Insurance Trust II (MFS VIT II):

MFS VIT II Core Equity Portfolio Initial Class

Neuberger Berman Advisers Management Trust (NB AMT):

NB AMT Large Cap Value Portfolio I Class

NB AMT Mid Cap Growth Portfolio I Class

NB AMT Mid Cap Intrinsic Value Portfolio I Class

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class

Putnam Variable Trust (Putnam VT):

Putnam VT Global Health Care Fund Class IB

Putnam VT Growth & Income Fund Class IB

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2015

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2015. Net asset value is quoted by the Funds as derived by thefair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2015-07, "Fair Value Measurement (Topic 820) - Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)." ASU No. 2015-07 requires that investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) under "Fair Value Measurements and Disclosures" (Topic 820) be excluded from the fair value hierarchy. ASU No. 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. ASU No. 2015-07 is required to be applied retrospectively to all periods presented beginning in the period of adoption. The Variable Account early adopted ASU No. 2015-07 and adoption did not affect the Variable Account's financial condition, results of operations, or cash flows. In accordance with ASU No. 2015-07, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies) provides accounting guidance for assessing whether an entity is an investment company; considering the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore will continue to apply the accounting requirements of ASC 946. The adoption of this ASU did not have an effect on our financial condition and results of operations.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue

Lincoln Life Flexible Premium Variable Life Account R

Notes to Financial Statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2014, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2014, the 2014 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2014.

ClearBridge Variable Mid Cap Core Portfolio Class I	LVIP Multi-Manager Global Equity RPM Fund Standard Class
LVIP Invesco Diversified Equity Income RPM Fund Standard Class	LVIP VIP Mid Cap RPM Portfolio Standard Class

Also during 2014, the following funds changed their names:

Previous Fund Name	New Fund Name
FTVIPT Franklin Income Securities Fund Class 1	Franklin Income VIP Fund Class 1
FTVIPT Franklin Small-Mid Cap Growth Securities Fund Class 1	Franklin Small-Mid Cap Growth VIP Fund Class 1
FTVIPT Mutual Shares Securities Fund Class 1	Franklin Mutual Shares VIP Fund Class 1
FTVIPT Templeton Foreign Securities Fund Class 1	Templeton Foreign VIP Fund Class 1
FTVIPT Templeton Foreign Securities Fund Class 2	Templeton Foreign VIP Fund Class 2
FTVIPT Templeton Global Bond Securities Fund Class 1	Templeton Global Bond VIP Fund Class 1
FTVIPT Templeton Growth Securities Fund Class 1	Templeton Growth VIP Fund Class 1
FTVIPT Templeton Growth Securities Fund Class 2	Templeton Growth VIP Fund Class 2

Also during 2014, the DWS Variable Series II (DWS) family of funds changed its name to the Deutsche Variable Series II (Deutsche) and the DWS Investments VIT Funds (DWS) family of funds changed its name to Deutsche Investments VIT Funds (Deutsche).

During 2015, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2015, the 2015 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2015:

JPMIT Global Allocation Class 1	LVIP Dimensional International Core Equity Standard Class
LVIP BlackRock U.S. Opportunities Managed Volatility Standard Class	LVIP Dimensional U.S. Core Equity 2 Standard Class
LVIP ClearBridge Large Cap Managed Volatility Standard Class	LVIP U.S. Growth Allocation Managed Risk Standard Class

Also during 2015, the following funds changed their names:

Previous Fund Name	New Fund Name
ABVPSF Global Thematic Growth Portfolio Class A	AB VPS Global Thematic Growth Portfolio Class A
ABVPSF Growth and Income Portfolio Class A	AB VPS Growth and Income Portfolio Class A
ABVPSF International Value Portfolio Class A	AB VPS International Value Portfolio Class A
ABVPSF Large Cap Growth Portfolio Class A	AB VPS Large Cap Growth Portfolio Class A
ABVPSF Small/Mid Cap Value Portfolio Class A	AB VPS Small/Mid Cap Value Portfolio Class A
Invesco V.I. Diversified Income Fund Series I	Invesco V.I. Core Plus Bond Fund Series I
LVIP BlackRock Emerging Markets RPM Fund Standard Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
LVIP BlackRock Equity Dividend RPM Fund Standard Class	LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
LVIP Dimensional Non-U.S. Equity RPM Fund Standard Class	LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class
LVIP Delaware Growth and Income Fund Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
LVIP Dimensional U.S. Equity RPM Fund Standard Class	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class
LVIP Managed Risk Profile Conservative Fund Standard Class	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Growth Fund Standard Class	LVIP Global Growth Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Moderate Fund Standard Class	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
LVIP Invesco Diversified Equity Income RPM Fund Standard Class	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
LVIP JPMorgan Mid Cap Value RPM Fund Standard Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
LVIP Multi-Manager Global Equity RPM Fund Standard Class	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
LVIP SSgA Global Tactical Allocation RPM Fund Standard Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP Templeton Growth RPM Fund Standard Class	LVIP Templeton Growth Managed Volatility Fund Standard Class
LVIP UBS Large Cap Growth RPM Fund Standard Class	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
LVIP VIP Mid Cap RPM Portfolio Standard Class	LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class
LVIP Capital Growth Fund Standard Class	LVIP Wellington Capital Growth Fund Standard Class
LVIP Mid-Cap Value Fund Standard Class	LVIP Wellington Mid-Cap Value Fund Standard Class

Lincoln Life Flexible Premium Variable
Life Account R

Notes to Financial Statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Also during 2015, the MFS VIT Core Equity Series Service Class merged into the MFS VIT II Core Equity Portfolio Service Class.

2. Mortality and Expense Guarantees and Other Transactions With Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the eleven policy types within the Variable Account:

•  Lincoln SVUL - annual rate of .80%.

•  Lincoln SVUL-I - annual rate of .80%.

•  Lincoln SVUL-II - annual rate of .80%.

•  Lincoln SVUL-III - annual rate of .80% for policy years one through nineteen and .40% thereafter.

•  Lincoln SVUL-IV - annual rate of .60% for policy years one through nineteen and .20% thereafter.

•  Lincoln SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln Momentum SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln Momentum SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln PreservationEdge SVUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter.

•  Lincoln SVULONE 2013 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

The Company deducts a premium load to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectus for the premium load charge. The premium loads for the years ended December 31,

2015 and 2014, amounted to $22,078,959 and $23,373,203, respectively.

The Company charges a monthly administrative fee which varies by product. Refer to the product prospectus for the administrative fee rate. The administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2015 and 2014, amounted to $30,687,560 and $22,489,055, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2015 and 2014, amounted to $22,522,781 and $20,045,507, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee which varies by product, refer to the product prospectus for the transfer fee charge. For the years ended December 31, 2015 and 2014, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge assessed, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln SVULONE, Lincoln Momentum SVULONE, Lincoln SVULONE 2007, Lincoln Momentum SVULONE 2007 and Lincoln PreservationEdge SVUL. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. The full surrender charges and partial surrender administrative charges for the years ended December 31, 2015 and 2014, amounted to $1,404,432 and $1,124,291, respectively.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

Lincoln Life Flexible Premium Variable Life Account R

Notes to Financial Statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2015, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio Class A
	2015		0.10%	0.80%	$11.88	$23.95	189,309	$2,623,203	2.07%	2.79%	0.00%
	2014		0.10%	0.80%	11.61	23.30	77,132	1,186,560	4.22%	4.96%	0.00%
	2013		0.10%	0.80%	11.20	22.20	69,262	1,033,182	22.28%	23.14%	0.26%
	2012		0.10%	0.80%	9.14	18.03	89,921	1,060,210	12.61%	13.40%	0.00%
	2011		0.10%	0.80%	8.10	15.90	92,906	960,585	-23.84%	-23.30%	0.57%
AB VPS Growth and Income Portfolio Class A
	2015		0.10%	0.80%	14.14	29.69	428,203	8,739,235	0.89%	1.60%	1.39%
	2014		0.10%	0.80%	13.99	29.22	492,946	9,994,336	8.67%	9.43%	1.46%
	2013		0.10%	0.80%	12.84	26.70	489,816	9,122,870	33.89%	34.83%	1.32%
	2012		0.10%	0.80%	9.57	19.80	522,001	7,217,668	16.59%	17.41%	1.56%
	2011		0.10%	0.80%	8.20	16.87	560,771	6,637,916	5.47%	6.21%	1.35%
AB VPS International Value Portfolio Class A
	2015		0.10%	0.80%	6.73	19.70	309,973	2,653,541	1.77%	2.49%	2.52%
	2014		0.10%	0.80%	6.60	19.22	316,857	2,607,803	-6.96%	-6.30%	3.58%
	2013		0.10%	0.80%	7.08	20.51	320,983	2,868,673	22.02%	22.88%	5.97%
	2012		0.10%	0.80%	5.79	16.69	372,246	2,718,852	13.62%	14.42%	1.72%
	2011		0.10%	0.80%	5.08	14.59	353,457	2,278,541	-19.90%	-19.33%	4.22%
AB VPS Large Cap Growth Portfolio Class A
	2015		0.60%	0.80%	21.57	25.27	144,387	3,184,245	10.23%	10.45%	0.00%
	2014		0.60%	0.80%	19.57	22.92	115,826	2,337,247	13.23%	13.46%	0.00%
	2013		0.60%	0.80%	17.28	20.24	120,776	2,155,273	36.26%	36.53%	0.08%
	2012		0.60%	0.80%	12.68	14.86	123,210	1,615,129	15.45%	15.61%	0.28%
	2011		0.60%	0.80%	10.98	12.87	141,575	1,614,978	-3.82%	-3.62%	0.33%
AB VPS Small/Mid Cap Value Portfolio Class A
	2015		0.10%	0.80%	11.13	35.68	852,727	16,214,595	-6.24%	-5.58%	0.79%
	2014		0.10%	0.80%	11.85	37.79	727,498	16,094,871	8.33%	9.09%	0.70%
	2013		0.10%	0.80%	14.96	34.64	651,336	14,292,756	36.96%	37.92%	0.64%
	2012		0.10%	0.80%	10.90	25.12	574,032	10,051,671	17.80%	18.63%	0.54%
	2011		0.10%	0.80%	9.24	21.26	498,942	8,152,585	-9.12%	-8.48%	0.49%
American Century VP Inflation Protection Fund Class I
	2015		0.10%	0.80%	12.77	14.31	550,926	7,758,296	-3.06%	-2.38%	2.35%
	2014		0.10%	0.80%	13.08	14.76	573,016	8,309,976	2.75%	3.47%	1.45%
	2013		0.10%	0.80%	12.64	14.36	657,734	9,296,299	-8.95%	-8.31%	1.80%
	2012		0.10%	0.80%	13.78	15.77	646,752	10,041,274	6.69%	7.44%	2.67%
	2011		0.10%	0.80%	12.83	14.78	668,085	9,733,022	11.20%	11.98%	4.26%
American Funds Global Growth Fund Class 2
	2015		0.10%	0.80%	12.13	28.59	1,112,640	21,405,566	6.08%	6.83%	1.08%
	2014		0.10%	0.80%	11.41	26.76	904,625	17,663,954	1.50%	2.21%	1.23%
	2013		0.10%	0.80%	14.25	26.19	720,929	14,886,496	28.15%	29.05%	1.33%
	2012		0.10%	0.80%	11.10	20.29	622,953	10,399,101	21.59%	22.44%	0.94%
	2011		0.10%	0.80%	9.11	16.57	610,038	8,416,206	-9.61%	-8.98%	1.34%
American Funds Global Small Capitalization Fund Class 2
	2015		0.10%	0.80%	11.02	34.84	929,615	16,538,539	-0.53%	0.17%	0.00%
	2014		0.10%	0.80%	11.06	35.02	761,595	14,693,317	1.31%	2.02%	0.13%
	2013		0.10%	0.80%	11.32	34.57	690,239	13,693,889	27.26%	28.15%	0.86%
	2012		0.10%	0.80%	8.88	27.17	676,915	10,852,914	17.24%	18.06%	1.32%
	2011		0.10%	0.80%	7.56	23.17	645,949	8,985,236	-19.79%	-19.22%	1.34%
American Funds Growth Fund Class 2
	2015		0.10%	0.80%	12.80	31.95	4,052,137	74,752,163	6.01%	6.75%	0.60%
	2014		0.10%	0.80%	12.05	29.93	4,010,063	71,225,411	7.64%	8.40%	0.82%
	2013		0.10%	0.80%	13.38	27.61	3,745,819	63,508,085	29.07%	29.97%	0.95%
	2012		0.10%	0.80%	10.34	21.24	3,796,540	50,058,605	16.95%	17.77%	0.80%
	2011		0.10%	0.80%	8.83	18.04	3,833,849	43,427,993	-5.04%	-4.37%	0.61%

Lincoln Life Flexible Premium Variable Life Account R

Notes to Financial Statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth-Income Fund Class 2
	2015		0.10%	0.80%	$12.43	$29.16	3,912,345	$72,725,295	0.65%	1.35%	1.39%
	2014		0.10%	0.80%	12.33	28.77	3,208,152	63,950,973	9.75%	10.52%	1.34%
	2013		0.10%	0.80%	13.10	26.04	2,716,158	52,269,600	32.44%	33.37%	1.39%
	2012		0.10%	0.80%	9.87	19.52	2,643,847	38,941,371	16.55%	17.36%	1.64%
	2011		0.10%	0.80%	8.46	16.63	2,683,383	34,227,615	-2.61%	-1.93%	1.55%
American Funds International Fund Class 2
	2015		0.10%	0.80%	10.28	24.70	3,062,915	43,647,613	-5.29%	-4.62%	1.64%
	2014		0.10%	0.80%	10.83	26.08	2,273,176	37,174,035	-3.43%	-2.75%	1.50%
	2013		0.10%	0.80%	11.46	27.00	1,689,881	31,006,785	20.67%	21.51%	1.43%
	2012		0.10%	0.80%	9.48	22.38	1,503,459	24,382,014	16.97%	17.79%	1.54%
	2011		0.10%	0.80%	8.09	19.13	1,341,444	19,447,284	-14.65%	-14.05%	1.78%
BlackRock Global Allocation V.I. Fund Class I
	2015		0.10%	0.80%	10.60	15.85	3,299,122	44,621,548	-1.50%	-0.81%	1.22%
	2014		0.10%	0.80%	10.74	15.98	2,721,875	38,820,685	1.30%	2.01%	2.50%
	2013		0.10%	0.80%	15.17	15.67	1,923,817	29,318,646	13.84%	14.64%	1.55%
	2012		0.10%	0.80%	13.32	13.67	896,464	12,061,593	9.40%	10.17%	1.95%
	2011		0.10%	0.80%	12.18	12.40	633,942	7,774,227	-4.26%	-3.59%	2.27%
ClearBridge Variable Mid Cap Core Portfolio Class I
	2015		0.10%	0.80%	10.81	10.90	257,928	2,787,336	1.69%	2.20%	0.06%
	2014	6/16/14	0.10%	0.60%	10.63	10.66	34,303	364,780	3.18%	3.26%	0.44%
Delaware VIP Diversified Income Series Standard Class
	2015		0.10%	0.80%	10.41	17.92	1,658,543	25,692,768	-1.87%	-1.18%	3.02%
	2014		0.10%	0.80%	10.59	18.25	1,470,593	24,239,380	4.48%	5.21%	2.22%
	2013		0.10%	0.80%	14.71	17.47	1,250,963	20,474,190	-2.05%	-1.36%	2.38%
	2012		0.10%	0.80%	14.98	17.83	1,081,261	18,674,536	6.34%	7.09%	2.95%
	2011		0.10%	0.80%	14.06	16.77	876,594	14,327,214	5.55%	6.29%	3.93%
Delaware VIP Emerging Markets Series Standard Class
	2015		0.10%	0.80%	8.42	37.48	1,666,557	23,777,646	-15.19%	-14.59%	0.84%
	2014		0.10%	0.80%	9.91	44.19	1,233,363	23,270,668	-8.79%	-8.15%	0.62%
	2013		0.10%	0.80%	12.06	48.45	941,993	22,119,782	9.26%	10.03%	1.62%
	2012		0.10%	0.80%	11.02	44.34	726,499	17,650,393	13.53%	14.33%	1.03%
	2011		0.10%	0.80%	9.69	39.06	721,136	15,829,252	-20.42%	-19.86%	1.87%
Delaware VIP High Yield Series Standard Class
	2015		0.10%	0.80%	14.81	27.79	800,154	16,520,572	-7.34%	-6.69%	6.72%
	2014		0.10%	0.80%	15.95	29.99	796,553	17,943,238	-1.08%	-0.39%	6.65%
	2013		0.10%	0.80%	16.09	30.32	840,109	19,198,128	8.35%	9.11%	7.37%
	2012		0.10%	0.80%	14.82	27.98	779,714	16,612,619	16.89%	17.71%	7.95%
	2011		0.10%	0.80%	12.65	23.94	704,613	12,901,696	1.57%	2.28%	8.81%
Delaware VIP Limited-Term Diversified Income Series Standard Class
	2015		0.10%	0.80%	10.16	13.07	693,314	8,339,860	-0.02%	0.69%	1.70%
	2014		0.10%	0.80%	10.14	13.05	583,100	7,185,007	0.89%	1.59%	1.61%
	2013		0.10%	0.80%	12.06	12.91	292,978	3,611,407	-1.85%	-1.16%	1.52%
	2012		0.10%	0.80%	12.20	13.12	216,994	2,782,548	1.95%	2.67%	1.68%
	2011		0.10%	0.80%	11.88	12.85	208,064	2,602,593	2.09%	2.81%	1.87%
Delaware VIP REIT Series Standard Class
	2015		0.10%	0.80%	12.85	47.11	862,972	22,666,252	2.92%	3.64%	1.20%
	2014		0.10%	0.80%	12.46	45.77	713,514	20,347,799	28.43%	29.33%	1.30%
	2013		0.10%	0.80%	13.35	35.64	554,987	14,039,003	1.33%	2.04%	1.54%
	2012		0.10%	0.80%	13.13	35.17	432,210	11,423,999	16.01%	16.82%	1.54%
	2011		0.10%	0.80%	11.29	30.32	401,985	9,227,597	10.07%	10.85%	1.70%
Delaware VIP Small Cap Value Series Standard Class
	2015		0.10%	0.80%	10.79	40.85	1,118,733	26,241,508	-6.97%	-6.31%	0.71%
	2014		0.10%	0.80%	11.57	43.91	938,058	27,689,873	5.02%	5.76%	0.54%
	2013		0.10%	0.80%	15.04	41.81	783,860	25,623,347	32.44%	33.37%	0.72%
	2012		0.10%	0.80%	11.33	31.57	792,108	20,619,593	13.00%	13.79%	0.59%
	2011		0.10%	0.80%	10.01	27.94	835,278	19,511,323	-2.12%	-1.43%	0.51%

Lincoln Life Flexible Premium Variable Life Account R

Notes to Financial Statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP Smid Cap Growth Series Standard Class
	2015		0.10%	0.80%	$12.34	$45.01	1,335,011	$27,205,122	6.68%	7.43%	0.37%
	2014		0.10%	0.80%	11.54	41.89	1,127,516	23,305,463	2.33%	3.05%	0.07%
	2013		0.10%	0.80%	18.42	40.65	960,589	21,061,946	40.20%	41.18%	0.02%
	2012		0.10%	0.80%	13.14	28.80	870,441	13,905,883	10.14%	10.91%	0.24%
	2011		0.10%	0.80%	11.93	25.96	844,668	12,395,278	7.27%	8.00%	0.96%
Delaware VIP U.S. Growth Series Standard Class
	2015		0.10%	0.80%	13.40	36.00	457,530	9,289,072	4.55%	5.28%	0.57%
	2014		0.10%	0.80%	12.79	34.20	356,284	7,077,556	11.88%	12.67%	0.21%
	2013		0.10%	0.80%	16.53	30.35	272,811	5,279,924	33.68%	34.62%	0.33%
	2012		0.10%	0.80%	12.34	22.54	195,474	2,877,091	15.30%	16.11%	0.00%
	2011		0.10%	0.80%	10.68	19.42	111,133	1,386,475	6.77%	7.52%	0.23%
Delaware VIP Value Series Standard Class
	2015		0.10%	0.80%	12.18	30.66	1,459,924	28,279,388	-1.21%	-0.51%	1.62%
	2014		0.10%	0.80%	12.30	30.82	1,153,973	24,257,733	13.09%	13.88%	1.62%
	2013		0.10%	0.80%	13.08	27.06	975,210	19,735,847	32.63%	33.56%	1.68%
	2012		0.10%	0.80%	9.84	20.26	867,283	13,619,577	13.82%	14.62%	2.15%
	2011		0.10%	0.80%	8.63	17.68	770,888	10,645,799	8.66%	9.43%	1.86%
Deutsche Alternative Asset Allocation VIP Portfolio A
	2015		0.10%	0.80%	9.75	13.54	232,477	2,594,875	-7.04%	-6.39%	2.85%
	2014		0.10%	0.80%	10.47	14.47	166,924	2,060,359	2.68%	3.40%	1.58%
	2013		0.10%	0.80%	13.55	13.99	80,412	1,091,569	0.13%	0.83%	1.96%
	2012		0.10%	0.80%	13.53	13.88	57,481	783,911	8.85%	9.61%	3.26%
	2011		0.10%	0.80%	12.43	12.66	63,938	798,766	-3.64%	-2.96%	1.43%
Deutsche Equity 500 Index VIP Portfolio A
	2015		0.50%	0.80%	15.96	24.50	2,806,058	50,571,802	0.32%	0.63%	1.64%
	2014		0.50%	0.80%	15.91	24.42	2,932,172	52,717,863	12.49%	12.83%	1.85%
	2013		0.50%	0.80%	14.14	21.71	3,218,271	51,471,828	30.88%	31.27%	1.78%
	2012		0.50%	0.80%	10.81	16.59	3,341,257	40,824,987	14.78%	15.12%	1.76%
	2011		0.50%	0.80%	9.41	14.45	3,493,570	37,549,385	1.02%	1.33%	1.71%
Deutsche Small Cap Index VIP Portfolio A
	2015		0.50%	0.80%	15.78	29.02	292,676	6,688,298	-5.36%	-5.07%	1.06%
	2014		0.50%	0.80%	16.63	30.66	310,828	7,513,684	3.91%	4.22%	0.95%
	2013		0.50%	0.80%	15.95	29.51	329,365	7,690,638	37.53%	37.95%	1.68%
	2012		0.50%	0.80%	11.56	21.46	323,374	5,525,340	15.32%	15.67%	0.90%
	2011		0.50%	0.80%	10.00	18.60	348,073	5,187,922	-5.18%	-4.89%	0.87%
Fidelity VIP Asset Manager Portfolio Initial Class
	2015		0.80%	0.80%	19.64	19.64	40,914	803,533	-0.66%	-0.66%	1.55%
	2014		0.80%	0.80%	19.77	19.77	48,883	966,387	4.99%	4.99%	1.50%
	2013		0.80%	0.80%	18.83	18.83	50,966	959,665	14.78%	14.78%	1.64%
	2012		0.80%	0.80%	16.40	16.40	50,412	826,982	11.59%	11.59%	1.56%
	2011		0.80%	0.80%	14.70	14.70	52,469	771,348	-3.34%	-3.34%	2.09%
Fidelity VIP Contrafund Portfolio Service Class
	2015		0.10%	0.80%	12.29	31.52	3,170,484	60,799,783	-0.24%	0.46%	0.96%
	2014		0.10%	0.80%	12.30	31.38	2,803,463	56,622,162	10.93%	11.70%	0.93%
	2013		0.10%	0.80%	14.13	28.09	2,339,542	46,080,955	30.10%	31.01%	1.02%
	2012		0.10%	0.80%	10.84	21.44	2,118,575	33,587,520	15.38%	16.19%	1.24%
	2011		0.10%	0.80%	9.38	18.45	2,125,055	29,900,866	-3.41%	-2.73%	0.94%
Fidelity VIP Equity-Income Portfolio Initial Class
	2015		0.80%	0.80%	20.80	20.80	116,956	2,432,840	-4.73%	-4.73%	3.16%
	2014		0.80%	0.80%	21.83	21.83	124,058	2,708,689	7.85%	7.85%	2.91%
	2013		0.80%	0.80%	20.24	20.24	119,183	2,412,811	27.13%	27.13%	2.46%
	2012		0.80%	0.80%	15.92	15.92	130,090	2,071,642	16.37%	16.37%	2.73%
	2011		0.80%	0.80%	13.68	13.68	185,524	2,538,729	0.17%	0.17%	2.36%
Fidelity VIP Equity-Income Portfolio Service Class
	2015		0.60%	0.80%	17.99	21.27	82,651	1,640,279	-4.85%	-4.66%	2.95%
	2014		0.60%	0.80%	18.87	22.36	91,646	1,922,110	7.78%	8.00%	2.34%
	2013		0.60%	0.80%	17.47	20.74	113,790	2,242,393	26.99%	27.25%	2.41%
	2012		0.60%	0.80%	13.73	16.33	120,473	1,868,365	16.25%	16.49%	3.00%
	2011		0.60%	0.80%	11.79	14.05	129,588	1,732,587	0.05%	0.26%	2.33%

Lincoln Life Flexible Premium Variable Life Account R

Notes to Financial Statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity VIP Growth Opportunities Portfolio Service Class
	2015		0.80%	0.80%	$15.43	$15.92	122,684	$1,934,840	4.64%	4.64%	0.06%
	2014		0.80%	0.80%	14.74	15.22	134,050	2,020,873	11.21%	11.21%	0.12%
	2013		0.80%	0.80%	13.26	13.68	141,818	1,921,267	36.68%	36.68%	0.20%
	2012		0.80%	0.80%	9.70	10.01	144,233	1,427,493	18.51%	18.51%	0.30%
	2011		0.80%	0.80%	8.18	8.45	123,016	1,024,845	1.37%	1.37%	0.05%
Fidelity VIP Growth Portfolio Service Class
	2015		0.10%	0.80%	13.24	34.07	1,291,440	19,509,201	6.20%	6.95%	0.17%
	2014		0.10%	0.80%	12.47	31.86	1,079,705	15,697,868	10.30%	11.08%	0.11%
	2013		0.10%	0.80%	11.31	28.68	786,898	10,425,430	35.12%	36.07%	0.21%
	2012		0.10%	0.80%	8.37	21.08	725,713	7,074,538	13.63%	14.43%	0.46%
	2011		0.10%	0.80%	7.36	18.42	888,604	7,407,133	-0.66%	0.04%	0.26%
Fidelity VIP High Income Portfolio Service Class
	2015		0.80%	0.80%	15.92	15.92	110,804	1,763,682	-4.52%	-4.52%	5.84%
	2014		0.80%	0.80%	16.67	16.67	130,163	2,169,972	0.27%	0.27%	5.40%
	2013		0.80%	0.80%	16.63	16.63	143,514	2,386,119	5.03%	5.03%	5.84%
	2012		0.80%	0.80%	15.83	15.83	143,503	2,271,664	13.29%	13.29%	6.03%
	2011		0.80%	0.80%	13.97	13.97	138,754	1,938,884	3.10%	3.10%	6.59%
Fidelity VIP Investment Grade Bond Portfolio Initial Class
	2015		0.80%	0.80%	20.87	20.87	106,129	2,215,332	-1.39%	-1.39%	2.54%
	2014		0.80%	0.80%	21.17	21.17	114,321	2,419,890	4.98%	4.98%	1.90%
	2013		0.80%	0.80%	20.16	20.16	139,284	2,808,317	-2.56%	-2.56%	2.16%
	2012		0.80%	0.80%	20.69	20.69	162,535	3,363,229	5.05%	5.05%	2.19%
	2011		0.80%	0.80%	19.70	19.70	166,392	3,277,371	6.48%	6.48%	3.17%
Fidelity VIP Mid Cap Portfolio Service Class
	2015		0.10%	0.80%	11.50	29.19	851,639	13,886,527	-2.28%	-1.60%	0.44%
	2014		0.10%	0.80%	11.75	29.66	676,039	11,698,744	5.35%	6.09%	0.20%
	2013		0.10%	0.80%	15.22	27.96	395,132	7,592,263	34.98%	35.93%	0.47%
	2012		0.10%	0.80%	11.25	20.57	321,334	4,695,357	13.84%	14.64%	0.56%
	2011		0.10%	0.80%	9.87	17.94	284,564	3,697,791	-11.43%	-10.81%	0.16%
Fidelity VIP Overseas Portfolio Service Class
	2015		0.10%	0.80%	9.90	21.89	260,340	4,584,014	2.67%	3.39%	1.29%
	2014		0.10%	0.80%	9.63	21.17	284,352	4,884,395	-8.89%	-8.25%	1.31%
	2013		0.10%	0.80%	10.54	23.07	228,957	4,238,043	29.34%	30.25%	1.32%
	2012		0.10%	0.80%	8.14	17.72	240,516	3,416,073	19.58%	20.43%	1.78%
	2011		0.10%	0.80%	6.79	14.65	258,345	3,085,199	-17.89%	-17.64%	1.37%
Franklin Income VIP Fund Class 1
	2015		0.10%	0.80%	10.18	21.36	1,360,589	17,725,340	-7.58%	-6.93%	4.81%
	2014		0.10%	0.80%	11.00	22.95	958,410	13,690,646	4.09%	4.82%	5.15%
	2013		0.10%	0.80%	13.29	21.89	677,275	9,940,197	13.27%	14.07%	5.78%
	2012		0.10%	0.80%	11.71	19.19	372,719	5,350,808	12.01%	12.80%	6.41%
	2011		0.10%	0.80%	10.43	17.02	338,051	4,352,290	1.89%	2.61%	5.39%
Franklin Mutual Shares VIP Fund Class 1
	2015		0.10%	0.80%	10.90	24.16	609,898	9,253,289	-5.45%	-4.79%	3.59%
	2014		0.10%	0.80%	11.51	25.38	469,744	7,547,939	6.52%	7.27%	2.56%
	2013		0.10%	0.80%	11.86	23.66	259,533	3,962,961	27.50%	28.40%	2.34%
	2012		0.10%	0.80%	9.28	18.43	238,455	2,849,040	13.69%	14.49%	2.31%
	2011		0.10%	0.80%	8.15	16.09	216,785	2,279,716	-1.58%	-0.89%	2.63%
Franklin Small-Mid Cap Growth VIP Fund Class 1
	2015		0.10%	0.80%	15.51	31.50	257,513	5,746,296	-3.22%	-2.54%	0.00%
	2014		0.10%	0.80%	16.00	32.32	269,478	6,144,345	6.92%	7.67%	0.00%
	2013		0.10%	0.80%	14.93	30.02	260,056	5,579,769	37.40%	38.36%	0.00%
	2012		0.10%	0.80%	10.85	21.70	273,790	4,263,500	10.23%	11.00%	0.00%
	2011		0.10%	0.80%	9.82	19.55	312,922	4,485,062	-5.35%	-4.69%	0.00%
Invesco V.I. American Franchise Fund Series I
	2015		0.80%	0.80%	7.25	20.04	1,220,908	10,473,338	4.17%	4.17%	0.00%
	2014		0.80%	0.80%	6.96	19.24	1,260,889	10,489,051	7.58%	7.58%	0.04%
	2013		0.80%	0.80%	6.47	17.88	1,350,023	10,708,474	39.02%	39.02%	0.44%
	2012	4/27/12	0.80%	0.80%	4.65	12.86	1,440,094	8,391,762	-3.03%	-3.03%	0.00%

Lincoln Life Flexible Premium Variable Life Account R

Notes to Financial Statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. Capital Appreciation Fund Series I
	2011		0.80%	0.80%	$4.17	$11.52	1,496,108	$8,119,292	-8.64%	-8.64%	0.15%
Invesco V.I. Core Equity Fund Series I
	2015		0.80%	0.80%	11.13	21.11	1,015,484	12,981,588	-6.52%	-6.52%	1.13%
	2014		0.80%	0.80%	11.91	22.58	1,059,008	14,470,814	7.28%	7.28%	0.86%
	2013		0.80%	0.80%	11.10	21.05	1,167,836	14,905,314	28.22%	28.22%	1.37%
	2012		0.80%	0.80%	8.66	16.42	1,249,278	12,519,433	12.98%	12.98%	0.98%
	2011		0.80%	0.80%	7.66	14.53	1,255,360	11,184,949	-0.86%	-0.86%	0.96%
Invesco V.I. Core Plus Bond Fund Series I
	2015		0.80%	0.80%	14.98	14.98	37,851	567,053	-1.16%	-1.16%	4.65%
	2014		0.80%	0.80%	15.16	15.16	37,757	572,297	7.17%	7.17%	5.03%
	2013		0.80%	0.80%	14.14	14.14	42,178	596,552	-0.75%	-0.75%	4.81%
	2012		0.80%	0.80%	14.25	14.25	41,794	595,567	9.83%	9.83%	5.31%
	2011		0.80%	0.80%	12.97	12.97	43,900	569,587	6.17%	6.17%	5.18%
Invesco V.I. International Growth Fund Series I
	2015		0.10%	0.80%	9.41	26.14	805,226	10,085,243	-3.12%	-2.44%	1.63%
	2014		0.10%	0.80%	14.93	26.98	345,463	5,633,440	-0.47%	-0.47%	1.58%
	2013		0.80%	0.80%	15.00	27.11	377,160	6,459,554	18.07%	18.07%	1.17%
	2012		0.80%	0.80%	12.70	22.96	421,046	6,160,258	14.61%	14.61%	1.50%
	2011		0.80%	0.80%	11.08	20.03	425,995	5,514,703	-7.48%	-7.48%	1.53%
Janus Aspen Balanced Portfolio Institutional Shares
	2015		0.80%	0.80%	21.75	24.81	483,159	11,016,008	-0.18%	-0.18%	1.59%
	2014		0.80%	0.80%	21.79	24.86	600,413	13,932,635	7.64%	7.64%	1.83%
	2013		0.80%	0.80%	20.24	23.09	503,287	10,711,008	19.20%	19.20%	1.54%
	2012		0.80%	0.80%	16.98	19.37	514,168	9,171,374	12.71%	12.71%	2.85%
	2011		0.80%	0.80%	15.06	17.19	607,991	9,592,351	0.83%	0.83%	2.39%
Janus Aspen Balanced Portfolio Service Shares
	2015		0.60%	0.80%	22.64	24.18	109,784	2,600,618	-0.39%	-0.19%	1.41%
	2014		0.60%	0.80%	22.69	24.28	101,157	2,406,967	7.38%	7.59%	1.52%
	2013		0.60%	0.80%	21.09	22.61	108,152	2,394,684	18.85%	19.09%	1.32%
	2012		0.60%	0.80%	17.71	19.02	113,590	2,116,247	12.47%	12.70%	2.51%
	2011		0.60%	0.80%	15.71	16.91	124,110	2,057,339	0.55%	0.75%	2.23%
Janus Aspen Enterprise Portfolio Service Shares
	2015		0.60%	0.80%	29.71	38.51	80,953	2,617,928	2.94%	3.15%	0.53%
	2014		0.60%	0.80%	28.86	37.41	78,910	2,456,418	11.35%	11.57%	0.03%
	2013		0.60%	0.80%	25.92	33.60	74,914	2,109,032	30.99%	31.25%	0.36%
	2012		0.60%	0.80%	19.79	25.65	83,161	1,780,310	16.06%	16.29%	0.00%
	2011		0.60%	0.80%	17.05	22.10	84,954	1,570,856	-2.44%	-2.24%	0.00%
Janus Aspen Global Research Portfolio Institutional Shares
	2015		0.80%	0.80%	9.05	14.21	799,572	7,893,694	-3.07%	-3.07%	0.65%
	2014		0.80%	0.80%	9.33	14.66	887,164	8,981,483	6.59%	6.59%	1.08%
	2013		0.80%	0.80%	8.76	13.75	873,648	8,342,195	27.40%	27.40%	1.20%
	2012		0.80%	0.80%	6.87	10.79	917,297	6,919,410	19.12%	19.12%	0.87%
	2011		0.80%	0.80%	5.77	9.06	957,196	6,176,533	-14.43%	-14.43%	0.58%
Janus Aspen Global Research Portfolio Service Shares
	2015		0.80%	0.80%	15.14	17.28	119,149	1,944,842	-3.31%	-3.31%	0.53%
	2014		0.80%	0.80%	15.66	17.87	127,087	2,137,314	6.33%	6.33%	0.97%
	2013		0.80%	0.80%	14.73	16.80	127,056	2,009,455	27.06%	27.06%	1.09%
	2012		0.80%	0.80%	11.59	13.23	138,593	1,720,221	18.91%	18.91%	0.79%
	2011		0.80%	0.80%	9.75	11.12	141,702	1,479,455	-14.67%	-14.67%	0.49%
Janus Aspen Global Technology Portfolio Service Shares
	2015		0.80%	0.80%	8.80	8.80	554,478	4,880,975	3.81%	3.81%	0.00%
	2014		0.80%	0.80%	8.48	8.48	557,728	4,729,322	8.48%	8.48%	0.00%
	2013		0.80%	0.80%	7.82	7.82	563,537	4,405,183	34.31%	34.31%	0.00%
	2012		0.80%	0.80%	5.82	5.82	575,451	3,349,155	18.20%	18.20%	0.00%
	2011		0.80%	0.80%	4.92	4.92	561,938	2,766,923	-9.39%	-9.39%	0.00%
JPMIT Global Allocation Portfolio Class 1
	2015	11/20/15	0.60%	0.60%	9.51	9.51	852	8,101	-2.31%	-2.31%	2.06%

Lincoln Life Flexible Premium Variable Life Account R

Notes to Financial Statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Baron Growth Opportunities Fund Standard Class
	2015		0.50%	0.80%	$17.28	$24.19	20,325	$486,172	-5.29%	-5.01%	0.00%
	2014		0.50%	0.80%	18.19	25.49	23,621	596,301	4.28%	4.60%	0.45%
	2013		0.50%	0.80%	17.39	24.40	19,218	465,005	39.29%	39.71%	0.48%
	2012		0.50%	0.80%	12.45	17.48	10,150	176,174	17.59%	17.95%	1.55%
	2011		0.50%	0.80%	10.55	14.83	11,030	162,238	3.46%	3.77%	0.00%
LVIP Baron Growth Opportunities Fund Service Class
	2015		0.10%	0.80%	10.99	35.34	682,363	12,272,793	-5.53%	-4.87%	0.00%
	2014		0.10%	0.80%	11.61	37.15	519,291	11,498,072	4.02%	4.75%	0.20%
	2013		0.10%	0.80%	17.15	35.47	383,596	9,329,018	38.95%	39.92%	0.45%
	2012		0.10%	0.80%	12.32	25.35	291,634	5,525,744	17.30%	18.12%	1.26%
	2011		0.10%	0.80%	10.48	21.49	252,266	4,232,240	3.19%	3.92%	0.00%
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
	2015		0.10%	0.80%	7.45	8.33	606,100	4,932,317	-15.69%	-15.09%	2.21%
	2014		0.10%	0.80%	8.83	9.86	201,433	1,907,611	-5.65%	-4.98%	2.14%
	2013	7/5/13	0.10%	0.80%	9.36	10.43	25,752	249,198	-4.05%	8.72%	1.44%
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
	2015		0.10%	0.80%	10.41	24.41	1,655,552	18,984,473	-5.62%	-4.96%	1.97%
	2014		0.10%	0.80%	11.01	25.68	1,206,305	15,241,882	2.66%	3.39%	2.08%
	2013		0.10%	0.80%	10.89	24.84	660,111	8,829,476	17.27%	18.10%	1.76%
	2012		0.10%	0.80%	9.27	21.03	253,413	3,443,212	16.05%	16.99%	0.69%
	2011		0.10%	0.80%	7.97	17.98	233,090	2,744,174	-3.35%	-2.67%	0.96%
LVIP BlackRock Inflation Protected Bond Fund Standard Class
	2015		0.10%	0.80%	9.63	11.14	502,517	5,311,799	-3.60%	-2.92%	1.27%
	2014		0.10%	0.80%	9.97	11.47	386,524	4,256,664	2.24%	2.96%	1.61%
	2013		0.10%	0.80%	10.86	11.14	255,354	2,802,434	-9.12%	-8.47%	0.55%
	2012		0.10%	0.80%	11.95	12.17	151,751	1,833,096	5.66%	6.40%	0.00%
	2011		0.10%	0.80%	11.35	11.44	47,473	540,161	11.47%	12.03%	2.67%
LVIP Clarion Global Real Estate Fund Standard Class
	2015		0.10%	0.80%	9.68	30.71	578,724	6,452,473	-2.01%	-1.32%	3.38%
	2014		0.10%	0.80%	9.88	31.12	351,930	3,876,071	12.98%	13.78%	3.03%
	2013		0.10%	0.80%	8.74	27.35	274,642	2,565,547	2.48%	3.20%	0.00%
	2012		0.10%	0.80%	8.53	26.50	224,367	2,027,089	23.69%	24.56%	0.00%
	2011		0.10%	0.80%	6.90	21.28	205,333	1,486,464	-9.40%	-8.76%	0.00%
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class
	2015	8/24/15	0.10%	0.10%	9.38	9.38	791	7,423	3.03%	3.03%	0.97%
LVIP Delaware Bond Fund Standard Class
	2015		0.10%	0.80%	10.56	22.21	3,033,277	52,381,211	-0.41%	0.29%	2.39%
	2014		0.10%	0.80%	10.59	22.30	2,977,117	53,775,392	5.13%	5.87%	2.17%
	2013		0.10%	0.80%	13.99	21.21	2,523,401	45,187,729	-3.09%	-2.41%	1.74%
	2012		0.10%	0.80%	14.41	21.89	2,790,946	51,389,524	5.76%	6.50%	2.10%
	2011		0.10%	0.80%	13.60	20.70	2,543,215	44,963,087	6.78%	7.53%	3.62%
LVIP Delaware Diversified Floating Rate Fund Standard Class
	2015		0.10%	0.80%	9.91	10.57	585,326	5,903,704	-1.51%	-0.81%	1.98%
	2014		0.10%	0.80%	10.04	10.66	410,354	4,220,428	-0.19%	0.52%	1.44%
	2013		0.10%	0.80%	10.34	10.61	328,228	3,426,305	-0.05%	0.65%	1.17%
	2012		0.10%	0.80%	10.34	10.54	98,546	1,025,880	3.39%	4.12%	1.47%
	2011		0.10%	0.80%	10.00	10.12	93,061	934,389	-1.04%	-0.30%	2.43%
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class
	2015		0.50%	0.80%	13.00	20.84	175,120	3,076,682	-2.12%	-1.82%	1.53%
	2014		0.50%	0.80%	13.26	21.29	203,096	3,633,014	3.51%	3.82%	2.32%
	2013		0.50%	0.80%	12.78	20.57	207,668	3,602,003	19.28%	19.64%	1.64%
	2012		0.50%	0.80%	10.70	17.24	189,616	2,749,503	12.39%	12.73%	1.75%
	2011		0.50%	0.80%	9.50	15.34	207,680	2,690,376	-2.81%	-2.51%	2.13%
LVIP Delaware Social Awareness Fund Standard Class
	2015		0.10%	0.80%	12.36	30.56	267,420	3,779,362	-1.45%	-0.77%	1.56%
	2014		0.10%	0.80%	12.52	30.79	232,048	3,392,876	14.28%	15.10%	2.27%
	2013		0.10%	0.80%	13.66	26.75	66,411	1,187,618	34.61%	35.58%	1.45%
	2012		0.10%	0.80%	10.13	19.73	56,849	778,889	14.36%	15.17%	0.64%
	2011		0.10%	0.80%	8.84	16.07	76,209	997,194	-0.16%	0.14%	0.83%

Lincoln Life Flexible Premium Variable Life Account R

Notes to Financial Statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Special Opportunities Fund Standard Class
	2015		0.10%	0.80%	$11.82	$32.50	338,708	$4,409,428	-0.54%	0.16%	1.42%
	2014		0.10%	0.80%	11.86	32.45	205,592	2,869,538	6.77%	7.52%	1.69%
	2013		0.10%	0.80%	13.80	30.18	99,170	1,457,098	32.72%	33.65%	1.40%
	2012		0.10%	0.80%	10.40	22.58	63,972	737,951	14.02%	14.82%	0.86%
	2011		0.10%	0.80%	9.12	19.67	48,430	506,642	-5.96%	-5.30%	0.39%
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class
	2015		0.10%	0.80%	9.33	10.16	356,387	3,404,200	-4.74%	-4.07%	1.12%
	2014		0.10%	0.80%	9.77	10.59	228,870	2,304,799	-8.24%	-7.59%	3.02%
	2013		0.10%	0.80%	11.24	11.46	102,503	1,157,764	14.20%	15.01%	2.55%
	2012	3/12/12	0.10%	0.80%	9.84	9.96	37,165	366,742	5.72%	13.38%	5.45%
LVIP Dimensional International Core Equity Fund Standard Class
	2015	8/20/15	0.10%	0.60%	8.94	8.97	55,966	501,813	-3.05%	0.90%	1.83%
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	2015		0.10%	0.80%	14.39	28.76	61,405	1,091,671	-2.79%	-2.10%	1.68%
	2014		0.10%	0.80%	14.77	29.37	57,891	1,052,205	12.28%	13.06%	2.14%
	2013		0.10%	0.80%	13.13	25.98	53,940	864,846	32.20%	33.13%	1.65%
	2012		0.10%	0.80%	9.91	19.51	66,949	817,718	14.40%	15.20%	1.19%
	2011		0.10%	0.80%	8.65	16.94	56,545	601,946	0.39%	1.10%	1.20%
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class
	2015		0.10%	0.80%	10.38	13.83	444,012	5,101,590	-8.35%	-7.71%	1.41%
	2014		0.10%	0.80%	11.30	14.98	261,628	3,453,161	3.86%	4.59%	1.20%
	2013		0.10%	0.80%	14.05	14.32	140,434	1,983,457	28.15%	29.05%	1.27%
	2012	3/12/12	0.10%	0.80%	10.97	11.10	51,138	562,406	2.88%	8.39%	2.75%
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
	2015	9/21/15	0.10%	0.60%	9.35	9.38	74,237	696,256	-3.25%	0.97%	1.29%
LVIP Dimensional/Vanguard Total Bond Fund Standard Class
	2015		0.10%	0.80%	10.33	11.03	904,000	9,483,704	-0.49%	0.21%	2.06%
	2014		0.10%	0.80%	10.36	11.01	470,175	4,973,711	3.80%	4.54%	2.20%
	2013		0.10%	0.80%	10.34	10.53	151,991	1,582,815	-3.53%	-2.85%	1.50%
	2012		0.10%	0.80%	10.71	10.84	356,482	3,832,549	2.90%	3.63%	9.62%
	2011	7/28/11	0.10%	0.80%	10.41	10.46	6,014	62,859	0.49%	3.44%	0.61%
LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	2015		0.10%	0.80%	10.70	18.87	496,796	7,211,726	-2.78%	-2.09%	2.08%
	2014		0.10%	0.80%	10.99	19.28	473,091	7,054,282	4.86%	5.60%	2.37%
	2013		0.10%	0.80%	13.88	18.25	342,364	5,442,008	8.88%	9.64%	1.91%
	2012		0.10%	0.80%	12.72	16.65	323,222	4,844,736	8.90%	9.66%	3.93%
	2011		0.10%	0.80%	11.66	15.18	351,319	4,749,064	2.86%	3.58%	2.23%
LVIP Global Growth Allocation Managed Risk Fund Standard Class
	2015		0.10%	0.80%	10.42	20.42	2,977,623	37,554,423	-4.46%	-3.79%	2.18%
	2014		0.10%	0.80%	10.88	21.22	2,244,048	30,585,515	2.64%	3.36%	2.43%
	2013		0.10%	0.80%	11.80	20.53	1,558,742	22,084,158	12.64%	13.43%	1.82%
	2012		0.10%	0.80%	10.45	18.10	1,278,905	16,642,441	8.27%	9.03%	2.67%
	2011		0.10%	0.80%	9.63	16.60	1,271,142	14,978,144	-0.80%	-0.10%	2.04%
LVIP Global Income Fund Standard Class
	2015		0.10%	0.80%	9.88	12.42	294,972	3,323,096	-2.80%	-2.12%	3.25%
	2014		0.10%	0.80%	10.15	12.69	270,465	3,156,150	1.13%	1.84%	0.67%
	2013		0.10%	0.80%	12.04	12.46	194,813	2,351,299	-3.60%	-2.92%	0.20%
	2012		0.10%	0.80%	12.49	12.83	235,157	3,001,084	6.83%	7.58%	2.14%
	2011		0.10%	0.80%	11.69	11.93	196,298	2,334,931	0.28%	0.99%	9.10%
LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	2015		0.10%	0.80%	10.51	19.63	2,778,911	38,832,818	-4.14%	-3.47%	2.05%
	2014		0.10%	0.80%	10.94	20.33	2,583,875	37,774,340	3.32%	4.04%	2.10%
	2013		0.10%	0.80%	12.90	19.54	2,186,332	31,839,252	10.96%	11.74%	2.02%
	2012		0.10%	0.80%	11.60	17.49	1,449,011	19,485,428	8.72%	9.48%	3.25%
	2011		0.10%	0.80%	10.65	15.98	1,341,277	16,585,570	0.36%	1.07%	1.80%
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class
	2015		0.10%	0.60%	9.79	9.79	15,134	148,130	-5.41%	-5.41%	1.94%
	2014	8/20/14	0.60%	0.60%	10.35	10.35	12,938	133,868	-0.82%	0.47%	1.96%

Lincoln Life Flexible Premium Variable Life Account R

Notes to Financial Statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
	2015		0.10%	0.80%	$9.36	$23.59	363,985	$3,917,068	-4.96%	-4.29%	0.00%
	2014		0.10%	0.80%	9.82	24.65	300,287	3,497,303	-8.06%	-7.40%	0.00%
	2013		0.10%	0.80%	12.35	26.62	245,723	3,118,290	23.83%	24.70%	0.00%
	2012		0.10%	0.80%	9.97	21.35	86,051	898,628	5.63%	6.37%	0.00%
	2011		0.10%	0.80%	9.44	9.57	99,899	953,071	-8.33%	-8.05%	0.00%
LVIP JPMorgan High Yield Fund Standard Class
	2015		0.10%	0.80%	10.07	13.52	660,504	7,742,301	-4.70%	-4.03%	5.88%
	2014		0.10%	0.80%	10.54	14.08	423,650	5,458,032	2.02%	2.74%	5.17%
	2013		0.10%	0.80%	13.37	13.71	212,104	2,826,642	5.72%	6.46%	6.54%
	2012		0.10%	0.80%	12.64	12.88	91,437	1,170,488	14.01%	14.81%	6.09%
	2011		0.10%	0.80%	11.09	11.22	47,687	533,133	1.96%	2.67%	7.29%
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
	2015		0.10%	0.80%	10.44	27.62	482,923	5,705,810	-8.47%	-7.83%	0.87%
	2014		0.10%	0.80%	11.38	29.97	344,124	4,632,651	7.25%	8.01%	1.18%
	2013		0.10%	0.80%	12.79	27.75	116,120	1,643,422	23.18%	24.05%	0.64%
	2012		0.10%	0.80%	10.39	22.37	68,591	734,205	12.85%	13.65%	0.00%
	2011		0.10%	0.80%	9.20	19.68	60,982	579,175	-2.56%	-1.87%	0.00%
LVIP Managed Risk Profile 2010 Fund Standard Class
	2015		0.60%	0.80%	12.83	13.05	23,530	305,758	-2.39%	-2.20%	1.93%
	2014		0.60%	0.80%	13.15	13.35	21,574	287,101	3.94%	4.15%	1.46%
	2013		0.60%	0.80%	12.65	12.82	50,298	643,677	8.06%	8.28%	1.27%
	2012		0.60%	0.80%	11.70	11.84	53,128	627,655	7.68%	7.89%	2.29%
	2011		0.60%	0.80%	10.87	10.97	52,987	579,951	0.44%	0.64%	0.77%
LVIP Managed Risk Profile 2020 Fund Standard Class
	2015		0.50%	0.80%	12.31	12.64	79,185	984,521	-2.99%	-2.71%	1.85%
	2014		0.50%	0.80%	12.69	12.99	78,545	1,005,416	3.56%	3.88%	1.96%
	2013		0.50%	0.80%	12.25	12.50	79,326	979,488	10.25%	10.56%	1.38%
	2012		0.50%	0.80%	11.11	11.31	81,238	908,627	7.52%	7.89%	2.11%
	2011		0.50%	0.80%	10.34	10.48	81,511	846,518	-0.60%	-0.37%	0.76%
LVIP Managed Risk Profile 2030 Fund Standard Class
	2015		0.50%	0.80%	12.10	12.41	122,582	1,506,753	-3.44%	-3.15%	1.77%
	2014		0.50%	0.80%	12.53	12.82	126,134	1,602,745	3.33%	3.64%	1.83%
	2013		0.50%	0.80%	12.12	12.37	143,352	1,755,955	12.84%	13.18%	1.55%
	2012		0.50%	0.80%	10.74	10.93	114,822	1,246,331	7.04%	7.36%	1.95%
	2011		0.50%	0.80%	10.04	10.18	100,191	1,014,665	-1.36%	-1.06%	0.60%
LVIP Managed Risk Profile 2040 Fund Standard Class
	2015		0.60%	0.80%	11.40	11.60	122,395	1,397,237	-4.00%	-3.80%	1.76%
	2014		0.60%	0.80%	11.87	12.05	117,761	1,400,167	2.66%	2.86%	3.06%
	2013		0.60%	0.80%	11.57	11.72	90,605	1,050,516	15.61%	15.84%	1.23%
	2012		0.60%	0.80%	10.00	10.12	100,624	1,008,601	6.27%	6.48%	1.73%
	2011		0.60%	0.80%	9.41	9.50	98,731	931,311	-2.25%	-2.05%	0.60%
LVIP MFS International Growth Fund Standard Class
	2015		0.10%	0.80%	9.71	21.10	721,756	7,651,982	0.48%	1.19%	1.45%
	2014		0.10%	0.80%	9.66	20.85	468,245	4,951,803	-5.81%	-5.14%	1.37%
	2013		0.10%	0.80%	10.26	21.98	258,187	2,841,115	12.71%	13.50%	0.88%
	2012		0.10%	0.80%	9.10	19.36	129,081	1,210,283	18.44%	19.28%	0.82%
	2011		0.10%	0.80%	7.68	16.23	107,843	848,860	-10.59%	-9.96%	2.83%
LVIP MFS Value Fund Standard Class
	2015		0.10%	0.80%	11.93	28.63	1,368,011	19,270,734	-1.33%	-0.64%	2.63%
	2014		0.10%	0.80%	12.07	28.82	743,404	11,615,411	9.63%	10.40%	2.74%
	2013		0.10%	0.80%	13.45	26.10	530,535	7,749,055	34.88%	35.82%	2.04%
	2012		0.10%	0.80%	9.97	19.22	411,303	4,464,513	15.40%	16.21%	1.27%
	2011		0.10%	0.80%	8.64	16.54	412,184	3,769,639	-0.90%	-0.20%	1.59%
LVIP Mondrian International Value Fund Standard Class
	2015		0.10%	0.80%	9.09	22.12	859,570	12,818,554	-4.56%	-3.89%	3.31%
	2014		0.10%	0.80%	9.51	23.18	561,183	9,200,801	-3.32%	-2.64%	4.05%
	2013		0.10%	0.80%	9.81	23.97	538,481	9,629,073	20.87%	21.72%	2.63%
	2012		0.10%	0.80%	8.10	19.83	484,907	7,295,461	8.74%	9.51%	2.92%
	2011		0.10%	0.80%	7.44	18.24	485,004	6,868,472	-4.98%	-4.31%	3.06%

Lincoln Life Flexible Premium Variable Life Account R

Notes to Financial Statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Money Market Fund Standard Class
	2015		0.10%	0.80%	$9.86	$12.34	5,828,693	$60,335,063	-0.77%	-0.08%	0.02%
	2014		0.10%	0.80%	9.92	12.43	8,102,153	83,346,817	-0.77%	-0.07%	0.03%
	2013		0.10%	0.80%	9.99	12.53	5,160,144	54,706,127	-0.77%	-0.08%	0.02%
	2012		0.10%	0.80%	9.99	12.63	4,503,968	48,602,909	-0.77%	-0.07%	0.03%
	2011		0.10%	0.80%	10.00	12.73	3,284,677	36,887,918	-0.77%	-0.07%	0.03%
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
	2015	1/20/15	0.10%	0.80%	9.13	9.24	27,049	247,471	-9.89%	-5.80%	2.52%
LVIP SSgA Bond Index Fund Standard Class
	2015		0.10%	0.80%	10.45	12.76	808,371	8,946,098	-0.55%	0.15%	3.19%
	2014		0.10%	0.80%	10.49	12.74	309,839	3,737,225	4.91%	5.65%	2.43%
	2013		0.10%	0.80%	11.90	12.06	225,543	2,704,484	-3.35%	-2.66%	2.24%
	2012		0.10%	0.80%	12.31	12.43	110,613	1,371,912	3.03%	3.75%	2.19%
	2011		0.10%	0.80%	11.94	12.04	117,874	1,416,006	6.54%	7.29%	3.20%
LVIP SSgA Conservative Index Allocation Fund Standard Class
	2015		0.10%	0.80%	10.57	13.14	343,180	4,047,772	-1.73%	-1.04%	1.82%
	2014		0.10%	0.80%	10.74	13.28	352,774	4,219,967	3.90%	4.62%	2.04%
	2013		0.10%	0.80%	12.39	12.69	218,625	2,697,029	5.95%	6.77%	2.88%
	2012		0.10%	0.80%	11.75	11.89	7,366	86,454	8.44%	8.99%	3.35%
	2011		0.10%	0.60%	10.83	10.83	3,779	40,938	2.07%	2.07%	0.89%
LVIP SSgA Conservative Structured Allocation Fund Standard Class
	2015		0.10%	0.60%	10.57	13.01	211,141	2,435,041	-2.45%	-1.95%	2.33%
	2014		0.10%	0.60%	10.83	13.27	246,204	2,882,810	4.91%	5.44%	2.49%
	2013		0.10%	0.60%	12.37	12.37	113,307	1,378,222	6.43%	6.43%	4.03%
	2012		0.60%	0.60%	11.62	11.62	236	2,740	7.66%	7.66%	3.90%
	2011	1/7/11	0.60%	0.60%	10.80	10.80	134	1,449	2.11%	2.11%	0.15%
LVIP SSgA Developed International 150 Fund Standard Class
	2015		0.10%	0.80%	9.37	23.04	538,966	6,007,995	-5.06%	-4.39%	3.64%
	2014		0.10%	0.80%	9.87	24.10	281,155	3,300,404	0.11%	0.81%	6.58%
	2013		0.10%	0.80%	9.97	23.91	67,593	822,023	19.58%	20.19%	4.65%
	2012		0.10%	0.60%	8.34	19.89	17,501	266,999	12.96%	13.52%	3.42%
	2011		0.10%	0.80%	7.33	17.52	16,535	132,743	-12.83%	-12.22%	2.57%
LVIP SSgA Emerging Markets 100 Fund Standard Class
	2015		0.10%	0.80%	8.58	21.51	762,865	7,383,912	-17.70%	-17.12%	5.64%
	2014		0.10%	0.80%	10.40	25.96	396,974	4,898,853	-4.14%	-3.47%	3.51%
	2013		0.10%	0.80%	13.45	26.89	250,332	3,432,444	-3.60%	-2.93%	2.90%
	2012		0.10%	0.80%	13.95	27.70	144,187	2,188,634	11.76%	12.54%	2.65%
	2011		0.10%	0.80%	12.48	24.61	118,791	1,508,862	-15.62%	-15.02%	1.74%
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
	2015		0.10%	0.80%	9.79	19.90	607,187	6,910,142	-7.27%	-6.61%	3.26%
	2014		0.10%	0.80%	10.54	21.31	503,710	6,485,128	3.14%	3.87%	2.48%
	2013		0.10%	0.80%	10.20	20.52	412,126	5,188,052	8.93%	9.70%	2.04%
	2012		0.10%	0.80%	9.34	18.70	458,299	5,713,087	10.26%	11.04%	3.50%
	2011		0.10%	0.80%	8.45	16.84	416,107	4,647,227	-0.58%	0.12%	1.42%
LVIP SSgA International Index Fund Standard Class
	2015		0.10%	0.80%	8.73	20.19	1,862,027	18,612,648	-2.00%	-1.32%	2.89%
	2014		0.10%	0.80%	8.91	20.46	1,143,042	11,635,327	-6.59%	-5.94%	4.07%
	2013		0.10%	0.80%	9.54	21.75	349,203	3,629,579	20.02%	20.86%	2.05%
	2012		0.10%	0.80%	7.95	18.00	114,285	925,245	17.19%	18.01%	2.24%
	2011		0.10%	0.80%	6.78	15.25	84,713	580,571	-13.08%	-12.46%	1.04%
LVIP SSgA Large Cap 100 Fund Standard Class
	2015		0.10%	0.80%	12.05	35.29	471,734	6,420,014	-5.43%	-4.77%	3.42%
	2014		0.10%	0.80%	12.72	37.06	177,198	2,798,701	15.79%	16.61%	3.76%
	2013		0.10%	0.80%	15.16	31.78	57,226	879,666	34.77%	35.71%	2.75%
	2012		0.10%	0.80%	11.25	23.42	45,855	534,290	11.33%	12.11%	2.04%
	2011		0.10%	0.80%	10.11	20.89	25,007	269,815	1.50%	2.21%	1.74%

Lincoln Life Flexible Premium Variable Life Account R

Notes to Financial Statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA Moderate Index Allocation Fund Standard Class
	2015		0.10%	0.60%	$10.68	$14.08	1,369,128	$15,454,418	-2.07%	-1.57%	1.98%
	2014		0.10%	0.60%	10.91	14.30	1,013,547	11,795,765	3.79%	4.31%	3.15%
	2013		0.10%	0.60%	13.48	13.71	372,316	4,390,335	11.79%	12.35%	3.31%
	2012		0.10%	0.60%	12.06	12.20	52,503	638,032	11.04%	11.59%	2.38%
	2011		0.10%	0.60%	10.86	10.86	48,523	529,269	-0.83%	-0.83%	0.44%
LVIP SSgA Moderate Structured Allocation Fund Standard Class
	2015		0.10%	0.80%	10.68	13.90	1,351,244	15,310,093	-3.47%	-2.79%	2.99%
	2014		0.10%	0.80%	11.04	14.30	1,192,324	13,957,959	4.72%	5.45%	4.79%
	2013		0.10%	0.80%	13.33	13.56	538,956	6,322,477	12.13%	12.69%	6.30%
	2012		0.10%	0.60%	11.89	12.03	111,463	1,328,653	9.88%	10.43%	6.42%
	2011		0.10%	0.60%	10.82	10.82	31,861	345,280	-0.31%	-0.31%	0.26%
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class
	2015		0.10%	0.60%	10.68	14.31	1,783,373	20,406,195	-2.62%	-2.13%	2.35%
	2014		0.10%	0.60%	10.97	14.62	1,013,276	12,488,171	3.39%	3.90%	3.14%
	2013		0.10%	0.60%	13.83	14.07	432,059	5,794,569	14.12%	14.69%	1.84%
	2012		0.10%	0.60%	12.12	12.27	277,107	3,359,857	12.18%	12.75%	4.25%
	2011	5/26/11	0.10%	0.60%	10.81	10.88	17,648	190,937	-5.99%	-5.29%	0.09%
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class
	2015		0.10%	0.60%	10.67	14.33	673,521	8,184,226	-4.06%	-3.58%	3.68%
	2014		0.10%	0.60%	11.12	14.86	429,950	5,798,190	4.65%	5.17%	4.29%
	2013		0.10%	0.60%	13.89	14.13	187,828	2,606,676	14.46%	15.04%	3.02%
	2012		0.10%	0.60%	12.14	12.28	72,975	886,428	10.72%	11.28%	4.18%
	2011	3/1/11	0.10%	0.60%	10.96	11.04	9,890	108,556	-7.38%	3.94%	0.63%
LVIP SSgA S&P 500 Index Fund Standard Class
	2015		0.10%	0.80%	12.47	30.96	7,667,610	104,430,322	0.37%	1.07%	2.55%
	2014		0.10%	0.80%	12.40	30.63	3,805,746	55,130,486	12.52%	13.31%	2.54%
	2013		0.10%	0.80%	13.21	27.03	1,387,676	20,995,800	30.95%	31.87%	2.19%
	2012		0.10%	0.80%	10.07	20.50	550,819	6,665,566	14.73%	15.53%	1.02%
	2011		0.10%	0.80%	8.76	17.74	486,720	4,952,338	1.04%	1.75%	1.06%
LVIP SSgA Small-Cap Index Fund Standard Class
	2015		0.10%	0.80%	10.89	30.35	1,066,927	13,322,745	-5.47%	-4.81%	1.14%
	2014		0.10%	0.80%	11.50	31.89	544,980	7,847,367	3.84%	4.57%	1.16%
	2013		0.10%	0.80%	14.05	30.49	234,484	3,830,619	36.81%	37.77%	0.96%
	2012		0.10%	0.80%	10.27	22.13	112,939	1,543,601	14.97%	15.78%	0.86%
	2011		0.10%	0.80%	8.93	19.12	72,597	665,480	-5.32%	-4.66%	0.37%
LVIP SSgA Small-Mid Cap 200 Fund Standard Class
	2015		0.10%	0.80%	10.55	37.18	444,564	6,060,403	-7.58%	-6.93%	3.18%
	2014		0.10%	0.80%	11.39	39.95	225,924	3,871,090	3.47%	4.20%	4.08%
	2013		0.10%	0.80%	18.46	38.34	132,908	2,452,895	33.42%	34.36%	4.29%
	2012		0.10%	0.80%	13.84	28.54	25,264	424,710	12.92%	13.71%	2.84%
	2011		0.10%	0.80%	12.25	25.09	17,122	274,124	-2.99%	-2.31%	1.92%
LVIP T. Rowe Price Growth Stock Fund Standard Class
	2015		0.10%	0.80%	13.93	34.59	888,310	13,683,665	9.85%	10.62%	0.00%
	2014		0.10%	0.80%	12.66	31.27	434,922	6,464,597	7.85%	8.60%	0.00%
	2013		0.10%	0.80%	14.96	28.80	155,811	2,636,981	37.94%	38.91%	0.00%
	2012		0.10%	0.80%	10.84	20.73	132,055	1,578,188	17.37%	18.19%	0.00%
	2011		0.10%	0.80%	9.24	17.54	98,310	985,001	-2.44%	-1.75%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	2015		0.10%	0.80%	12.41	36.08	387,313	7,318,513	1.29%	2.00%	0.15%
	2014		0.10%	0.80%	12.23	35.37	246,767	5,159,906	10.70%	11.48%	0.28%
	2013		0.10%	0.80%	15.84	31.73	176,219	3,845,501	33.72%	34.66%	0.00%
	2012		0.10%	0.80%	11.82	23.56	111,776	1,904,704	15.38%	16.19%	0.00%
	2011		0.10%	0.80%	10.23	20.28	89,272	1,353,106	-4.63%	-3.96%	0.00%
LVIP Templeton Growth Managed Volatility Fund Standard Class
	2015		0.10%	0.80%	9.54	20.88	331,927	3,343,786	-8.76%	-8.12%	1.58%
	2014		0.10%	0.80%	10.44	22.72	248,867	2,795,662	-2.77%	-2.09%	1.85%
	2013		0.10%	0.80%	11.24	23.20	117,389	1,428,445	18.97%	19.81%	1.70%
	2012		0.10%	0.80%	9.45	19.37	74,584	762,280	20.25%	21.09%	2.03%
	2011		0.10%	0.80%	7.93	15.99	72,418	605,509	-3.67%	-3.19%	2.41%

Lincoln Life Flexible Premium Variable Life Account R

Notes to Financial Statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
	2015	10/28/15	0.60%	0.60%	$9.60	$9.60	17,271	$165,891	-1.62%	-1.62%	1.41%
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
	2015		0.10%	0.80%	9.85	25.23	325,661	4,265,518	0.53%	1.24%	0.00%
	2014		0.10%	0.80%	9.79	24.92	360,983	4,632,237	4.51%	5.24%	0.00%
	2013		0.10%	0.80%	9.37	23.68	304,686	3,779,757	24.50%	25.37%	0.00%
	2012		0.10%	0.80%	7.53	18.88	332,616	3,356,842	15.46%	16.27%	0.00%
	2011		0.10%	0.80%	6.52	16.24	315,344	2,754,242	-6.44%	-5.78%	0.21%
LVIP Vanguard Domestic Equity ETF Fund Standard Class
	2015		0.10%	0.80%	12.07	15.83	1,377,013	17,197,052	-1.10%	-0.41%	2.18%
	2014		0.10%	0.80%	12.18	15.90	649,703	8,393,053	11.32%	12.10%	2.92%
	2013		0.10%	0.80%	14.00	14.18	185,568	2,218,935	29.74%	30.39%	4.33%
	2012		0.10%	0.60%	10.79	10.88	3,599	38,914	14.49%	15.05%	2.56%
	2011	7/21/11	0.10%	0.60%	9.42	9.45	969	9,140	-6.69%	12.41%	0.71%
LVIP Vanguard International Equity ETF Fund Standard Class
	2015		0.10%	0.80%	9.87	10.65	1,336,933	13,338,058	-3.73%	-3.05%	3.34%
	2014		0.10%	0.80%	10.23	10.98	543,263	5,663,700	-5.40%	-4.74%	3.19%
	2013		0.10%	0.80%	11.38	11.53	175,573	1,960,144	14.06%	14.63%	3.96%
	2012		0.10%	0.60%	9.97	9.97	59,503	594,027	18.64%	18.64%	5.16%
	2011	9/21/11	0.60%	0.60%	8.41	8.41	18,997	159,728	1.32%	1.32%	0.00%
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class
	2015		0.10%	0.80%	9.67	9.79	42,252	409,991	-5.21%	-4.50%	1.32%
	2014	5/23/14	0.10%	0.80%	10.20	10.25	47,320	484,318	-1.22%	2.23%	1.14%
LVIP Wellington Capital Growth Fund Standard Class
	2015		0.10%	0.80%	13.66	32.19	128,779	2,826,685	8.55%	9.31%	0.00%
	2014		0.10%	0.80%	15.67	29.44	88,168	1,610,204	10.49%	11.26%	0.20%
	2013		0.10%	0.80%	14.18	26.46	71,072	1,176,314	34.92%	35.87%	0.00%
	2012		0.10%	0.80%	10.51	19.48	56,705	681,750	18.12%	18.95%	0.00%
	2011		0.10%	0.80%	8.90	16.38	42,695	436,939	-9.74%	-9.10%	0.00%
LVIP Wellington Mid-Cap Value Fund Standard Class
	2015		0.10%	0.80%	11.59	34.50	273,198	3,786,807	-2.30%	-1.61%	0.70%
	2014		0.10%	0.80%	11.84	35.06	228,458	3,328,467	7.43%	8.18%	0.35%
	2013		0.10%	0.80%	13.09	32.41	166,314	2,350,326	33.09%	34.02%	0.16%
	2012		0.10%	0.80%	9.84	24.18	76,504	843,541	23.13%	23.99%	0.42%
	2011		0.10%	0.80%	7.99	19.50	58,763	504,755	-10.04%	-9.41%	0.00%
M Capital Appreciation Fund
	2015		0.50%	0.80%	16.72	36.47	42,616	1,251,329	-7.33%	-7.05%	0.00%
	2014		0.50%	0.80%	18.00	39.36	43,321	1,374,406	11.52%	11.86%	0.00%
	2013		0.50%	0.80%	16.11	35.29	51,997	1,461,935	38.10%	38.51%	0.00%
	2012		0.50%	0.80%	11.64	25.55	53,636	1,100,965	16.50%	16.85%	0.34%
	2011		0.50%	0.80%	9.97	21.94	50,561	901,681	-7.96%	-7.69%	0.00%
M International Equity Fund
	2015		0.50%	0.80%	8.02	20.95	120,949	1,935,006	-4.71%	-4.42%	1.68%
	2014		0.50%	0.80%	8.40	21.98	114,532	1,930,448	-7.80%	-7.52%	2.41%
	2013		0.50%	0.80%	9.09	23.84	101,245	1,865,489	15.40%	15.74%	2.45%
	2012		0.50%	0.80%	7.86	20.66	95,375	1,528,442	19.72%	20.08%	1.96%
	2011		0.50%	0.80%	6.55	17.26	108,081	1,374,512	-14.25%	-13.99%	3.36%
M Large Cap Growth Fund
	2015		0.50%	0.80%	17.62	31.48	51,012	1,323,349	6.85%	7.17%	0.03%
	2014		0.50%	0.80%	16.46	29.47	54,479	1,319,963	9.33%	9.66%	0.04%
	2013		0.50%	0.80%	15.03	26.95	64,239	1,422,883	35.07%	35.47%	0.57%
	2012		0.50%	0.80%	11.10	19.95	60,839	999,329	18.36%	18.72%	0.05%
	2011		0.50%	0.80%	9.36	16.86	57,472	818,941	-1.59%	-1.30%	0.00%
M Large Cap Value Fund
	2015		0.50%	0.60%	13.56	20.66	40,445	785,658	-1.25%	-1.15%	1.34%
	2014		0.50%	0.60%	13.74	20.92	40,875	801,852	9.03%	9.14%	1.20%
	2013		0.50%	0.60%	12.60	19.19	40,344	722,108	33.42%	33.55%	2.72%
	2012		0.50%	0.60%	9.44	14.38	45,503	612,157	16.59%	16.70%	0.81%
	2011		0.50%	0.60%	8.10	12.33	51,321	568,970	-4.69%	-4.59%	0.37%

Lincoln Life Flexible Premium Variable Life Account R

Notes to Financial Statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS VIT Core Equity Series Initial Class
	2015		0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	0.95%
	2014		0.60%	0.80%	20.36	25.03	72,450	1,531,765	10.35%	10.57%	0.78%
	2013		0.60%	0.80%	18.45	22.68	75,618	1,453,304	33.53%	33.80%	1.01%
	2012		0.60%	0.80%	13.82	16.98	72,897	1,053,545	15.30%	15.53%	0.79%
	2011		0.60%	0.80%	11.98	14.73	64,128	809,902	-1.81%	-1.61%	0.97%
MFS VIT Growth Series Initial Class
	2015		0.10%	0.80%	12.29	32.92	761,288	12,654,832	6.70%	7.45%	0.15%
	2014		0.10%	0.80%	11.52	30.64	808,972	12,434,715	8.08%	8.84%	0.11%
	2013		0.10%	0.80%	10.66	28.15	732,376	10,986,197	35.76%	36.71%	0.24%
	2012		0.10%	0.80%	7.85	20.59	685,964	7,436,312	16.45%	17.27%	0.00%
	2011		0.10%	0.80%	6.74	17.64	698,904	6,423,476	-1.12%	-0.42%	0.19%
MFS VIT Total Return Series Initial Class
	2015		0.10%	0.80%	13.65	23.56	878,090	17,964,583	-1.16%	-0.47%	2.64%
	2014		0.10%	0.80%	13.78	23.84	820,820	17,077,890	7.63%	8.39%	1.87%
	2013		0.10%	0.80%	12.78	22.15	904,634	17,572,435	18.10%	18.93%	1.78%
	2012		0.10%	0.80%	10.80	18.75	954,957	15,795,394	10.37%	11.15%	2.75%
	2011		0.10%	0.80%	9.76	16.99	1,038,449	15,646,699	0.96%	1.67%	2.60%
MFS VIT Utilities Series Initial Class
	2015		0.10%	0.80%	10.04	42.57	805,219	16,324,055	-15.20%	-14.60%	4.13%
	2014		0.10%	0.80%	11.81	50.20	766,066	19,355,533	11.83%	12.62%	2.09%
	2013		0.10%	0.80%	14.11	44.89	626,522	16,243,187	19.56%	20.40%	2.34%
	2012		0.10%	0.80%	11.78	37.55	615,652	13,766,941	12.58%	13.37%	6.75%
	2011		0.10%	0.80%	10.44	33.35	617,025	12,893,297	5.93%	6.68%	3.16%
MFS VIT II Core Equity Portfolio Initial Class
	2015	3/27/15	0.60%	0.80%	20.16	24.78	56,683	1,196,920	-3.14%	-2.99%	0.50%
NB AMT Large Cap Value Portfolio I Class
	2015		0.80%	0.80%	16.32	17.46	96,190	1,651,840	-12.51%	-12.51%	0.71%
	2014		0.80%	0.80%	18.65	19.96	102,025	1,998,778	8.98%	8.98%	0.74%
	2013		0.80%	0.80%	17.12	18.31	107,258	1,924,724	30.09%	30.09%	1.17%
	2012		0.80%	0.80%	13.16	14.08	111,711	1,540,113	15.67%	15.67%	0.43%
	2011		0.80%	0.80%	11.37	12.17	112,334	1,338,622	-12.06%	-12.06%	0.00%
NB AMT Mid Cap Growth Portfolio I Class
	2015		0.50%	0.80%	15.03	31.03	907,251	16,225,584	0.47%	0.77%	0.00%
	2014		0.50%	0.80%	14.96	30.88	966,436	17,181,670	6.72%	7.04%	0.00%
	2013		0.50%	0.80%	14.02	28.94	962,593	16,087,067	31.56%	31.95%	0.00%
	2012		0.50%	0.80%	10.65	21.99	986,237	12,569,086	11.52%	11.85%	0.00%
	2011		0.50%	0.80%	9.55	19.72	1,024,478	11,746,694	-0.33%	-0.03%	0.00%
NB AMT Mid Cap Intrinsic Value Portfolio I Class
	2015		0.50%	0.80%	16.01	27.80	140,949	3,523,242	-9.07%	-8.79%	0.77%
	2014		0.50%	0.80%	17.55	30.57	147,194	4,035,915	12.93%	13.27%	1.07%
	2013		0.50%	0.80%	15.50	27.07	156,390	3,795,543	35.96%	36.37%	1.21%
	2012		0.50%	0.80%	11.36	19.91	165,006	2,924,556	14.61%	14.95%	0.64%
	2011		0.50%	0.80%	9.89	17.37	164,695	2,549,969	-7.24%	-6.96%	0.63%
PIMCO VIT CommodityRealReturn Strategy Portfolio .Administrative Class
	2015		0.10%	0.80%	5.82	7.87	893,068	6,261,561	-26.30%	-25.78%	3.91%
	2014		0.10%	0.80%	7.88	10.60	555,146	5,472,685	-19.08%	-18.51%	0.37%
	2013		0.10%	0.80%	12.59	13.01	358,138	4,554,148	-15.38%	-14.79%	1.66%
	2012		0.10%	0.80%	14.88	15.27	257,164	3,872,910	4.55%	5.29%	2.85%
	2011		0.10%	0.80%	14.24	14.50	218,134	3,126,656	-8.30%	-7.65%	13.51%
Putnam VT Global Health Care Fund Class IB
	2015		0.80%	0.80%	26.56	31.78	112,856	3,075,327	6.93%	6.93%	0.00%
	2014		0.80%	0.80%	24.84	29.72	83,256	2,101,702	26.63%	26.63%	0.25%
	2013		0.80%	0.80%	19.61	23.47	79,887	1,610,658	40.54%	40.54%	0.99%
	2012		0.80%	0.80%	13.96	16.70	64,818	923,364	21.29%	21.29%	1.38%
	2011		0.80%	0.80%	11.51	13.77	32,072	382,452	-1.97%	-1.97%	0.78%

Lincoln Life Flexible Premium Variable Life Account R

Notes to Financial Statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Putnam VT Growth & Income Fund Class IB
	2015		0.80%	0.80%	$17.20	$19.61	75,233	$1,317,012	-8.26%	-8.26%	1.76%
	2014		0.80%	0.80%	18.74	21.38	74,963	1,429,997	9.85%	9.85%	1.30%
	2013		0.80%	0.80%	17.06	19.46	83,074	1,439,827	34.60%	34.60%	1.59%
	2012		0.80%	0.80%	12.68	14.46	79,285	1,020,660	18.19%	18.19%	1.53%
	2011		0.80%	0.80%	10.73	12.24	68,817	750,288	-5.40%	-5.40%	1.24%
Templeton Foreign VIP Fund Class 1
	2015		0.80%	0.80%	16.65	16.65	104,944	1,747,249	-7.05%	-7.05%	3.44%
	2014		0.80%	0.80%	17.91	17.91	103,368	1,851,642	-11.60%	-11.60%	2.12%
	2013		0.80%	0.80%	20.26	20.26	145,142	2,941,007	22.29%	22.29%	2.51%
	2012		0.80%	0.80%	16.57	16.57	175,504	2,907,989	17.65%	17.65%	3.25%
	2011		0.80%	0.80%	14.08	14.08	197,864	2,786,604	-11.16%	-11.16%	1.92%
Templeton Foreign VIP Fund Class 2
	2015		0.80%	0.80%	14.39	15.32	223,244	3,290,822	-7.24%	-7.24%	3.21%
	2014		0.80%	0.80%	15.52	16.52	250,096	3,970,045	-11.84%	-11.84%	1.82%
	2013		0.80%	0.80%	17.60	18.74	292,972	5,266,506	21.99%	21.99%	2.38%
	2012		0.80%	0.80%	14.43	15.36	296,158	4,367,947	17.29%	17.29%	2.90%
	2011		0.80%	0.80%	12.30	13.10	299,767	3,766,144	-11.35%	-11.35%	1.72%
Templeton Global Bond VIP Fund Class 1
	2015		0.10%	0.80%	9.51	19.58	787,401	11,496,376	-4.87%	-4.20%	8.13%
	2014		0.10%	0.80%	17.40	20.54	437,708	7,756,670	1.31%	1.61%	4.97%
	2013		0.50%	0.80%	17.14	20.23	326,714	6,295,985	1.08%	1.38%	4.74%
	2012		0.50%	0.80%	16.93	19.97	363,550	6,970,479	14.39%	14.74%	6.35%
	2011		0.50%	0.80%	14.77	17.43	448,600	7,570,645	-1.40%	-1.10%	5.22%
Templeton Growth VIP Fund Class 1
	2015		0.50%	0.80%	12.45	21.19	220,387	3,756,530	-6.98%	-6.70%	2.84%
	2014		0.50%	0.80%	13.35	22.78	224,220	4,114,190	-3.31%	-3.02%	1.57%
	2013		0.50%	0.80%	13.76	23.56	223,207	4,253,696	30.00%	30.39%	2.82%
	2012		0.50%	0.80%	10.55	18.12	241,366	3,518,691	20.43%	20.79%	2.30%
	2011		0.50%	0.80%	8.74	15.05	254,043	3,072,858	-7.54%	-7.26%	1.56%
Templeton Growth VIP Fund Class 2
	2015		0.80%	0.80%	16.94	19.80	68,703	1,236,134	-7.23%	-7.23%	2.51%
	2014		0.80%	0.80%	18.26	21.34	81,749	1,592,780	-3.59%	-3.59%	1.34%
	2013		0.80%	0.80%	18.94	22.14	83,084	1,673,460	29.78%	29.78%	2.73%
	2012		0.80%	0.80%	14.60	17.06	89,982	1,405,878	20.10%	20.10%	2.04%
	2011		0.80%	0.80%	12.15	14.20	100,542	1,310,500	-7.72%	-7.72%	1.41%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Flexible Premium Variable Life Account R

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2015:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio Class A	$1,586,845	$171,077
AB VPS Growth and Income Portfolio Class A	493,353	1,777,069
AB VPS International Value Portfolio Class A	291,251	255,490
AB VPS Large Cap Growth Portfolio Class A	1,022,177	203,719
AB VPS Small/Mid Cap Value Portfolio Class A	5,183,217	1,256,868
American Century VP Inflation Protection Fund Class I	683,127	892,240
American Funds Global Growth Fund Class 2	6,596,036	1,953,269
American Funds Global Small Capitalization Fund Class 2	4,451,663	1,306,695
American Funds Growth Fund Class 2	22,137,679	6,986,113
American Funds Growth-Income Fund Class 2	22,838,454	3,975,880
American Funds International Fund Class 2	13,873,388	2,383,817
BlackRock Global Allocation V.I. Fund Class I	12,704,899	3,549,236
ClearBridge Variable Mid Cap Core Portfolio Class I	2,694,762	86,483
Delaware VIP Diversified Income Series Standard Class	5,343,197	2,538,408
Delaware VIP Emerging Markets Series Standard Class	6,235,259	1,257,492
Delaware VIP High Yield Series Standard Class	4,629,616	3,479,074
Delaware VIP Limited-Term Diversified Income Series Standard Class	2,375,923	1,161,891
Delaware VIP REIT Series Standard Class	5,077,149	3,196,812
Delaware VIP Small Cap Value Series Standard Class	6,486,477	3,144,410
Delaware VIP Smid Cap Growth Series Standard Class	6,990,221	2,558,294
Delaware VIP U.S. Growth Series Standard Class	4,024,096	1,518,022
Delaware VIP Value Series Standard Class	6,415,196	1,811,247
Deutsche Alternative Asset Allocation VIP Portfolio A	1,022,549	276,975
Deutsche Equity 500 Index VIP Portfolio A	5,237,294	4,764,198
Deutsche Small Cap Index VIP Portfolio A	992,564	866,620
Fidelity VIP Asset Manager Portfolio Initial Class	118,186	201,717
Fidelity VIP Contrafund Portfolio Service Class	14,088,585	4,354,039
Fidelity VIP Equity-Income Portfolio Initial Class	371,559	217,981
Fidelity VIP Equity-Income Portfolio Service Class	305,478	290,641
Fidelity VIP Growth Opportunities Portfolio Service Class	283,303	275,672
Fidelity VIP Growth Portfolio Service Class	4,850,382	1,536,852
Fidelity VIP High Income Portfolio Service Class	180,861	397,720
Fidelity VIP Investment Grade Bond Portfolio Initial Class	176,308	304,581
Fidelity VIP Mid Cap Portfolio Service Class	4,783,231	838,724
Fidelity VIP Overseas Portfolio Service Class	553,201	958,176
Franklin Income VIP Fund Class 1	6,844,535	629,928
Franklin Mutual Shares VIP Fund Class 1	4,436,857	1,326,892
Franklin Small-Mid Cap Growth VIP Fund Class 1	1,720,378	562,599
Invesco V.I. American Franchise Fund Series I	232,922	707,889
Invesco V.I. Core Equity Fund Series I	1,971,134	1,086,448
Invesco V.I. Core Plus Bond Fund Series I	87,772	63,608
Invesco V.I. International Growth Fund Series I	5,772,182	840,889
Janus Aspen Balanced Portfolio Institutional Shares	1,322,782	3,665,263
Janus Aspen Balanced Portfolio Service Shares	384,034	84,933
Janus Aspen Enterprise Portfolio Service Shares	654,668	303,466
Janus Aspen Global Research Portfolio Institutional Shares	345,265	1,083,658
Janus Aspen Global Research Portfolio Service Shares	63,867	198,936
Janus Aspen Global Technology Portfolio Service Shares	1,103,473	376,600
JPMIT Global Allocation Portfolio Class 1	8,325	51
LVIP Baron Growth Opportunities Fund Standard Class	138,234	182,187
LVIP Baron Growth Opportunities Fund Service Class	4,111,047	1,732,574
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	3,865,055	98,816
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	6,052,996	1,108,716
LVIP BlackRock Inflation Protected Bond Fund Standard Class	1,607,443	347,136
LVIP Clarion Global Real Estate Fund Standard Class	3,974,189	1,104,502
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	8,282	891
LVIP Delaware Bond Fund Standard Class	7,366,996	7,600,746

Lincoln Life Flexible Premium Variable Life Account R

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Delaware Diversified Floating Rate Fund Standard Class	$2,457,678	$654,588
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	347,269	690,967
LVIP Delaware Social Awareness Fund Standard Class	1,150,606	273,496
LVIP Delaware Special Opportunities Fund Standard Class	2,441,146	520,503
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	1,449,253	148,893
LVIP Dimensional International Core Equity Fund Standard Class	511,850	3,091
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	252,919	46,060
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	2,256,746	244,006
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	712,362	4,418
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	5,686,369	1,045,992
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	1,663,105	1,080,176
LVIP Global Growth Allocation Managed Risk Fund Standard Class	12,652,684	3,466,829
LVIP Global Income Fund Standard Class	612,075	239,245
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	9,928,029	6,709,074
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	82,329	56,802
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	953,408	322,053
LVIP JPMorgan High Yield Fund Standard Class	4,171,315	1,146,541
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	1,975,389	433,659
LVIP Managed Risk Profile 2010 Fund Standard Class	56,831	10,592
LVIP Managed Risk Profile 2020 Fund Standard Class	77,997	24,116
LVIP Managed Risk Profile 2030 Fund Standard Class	156,852	95,727
LVIP Managed Risk Profile 2040 Fund Standard Class	185,897	26,644
LVIP MFS International Growth Fund Standard Class	3,242,366	447,200
LVIP MFS Value Fund Standard Class	10,778,235	2,259,253
LVIP Mondrian International Value Fund Standard Class	5,613,337	1,034,045
LVIP Money Market Fund Standard Class	146,698,246	163,147,749
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	280,515	9,319
LVIP SSgA Bond Index Fund Standard Class	6,795,504	1,349,880
LVIP SSgA Conservative Index Allocation Fund Standard Class	938,578	974,174
LVIP SSgA Conservative Structured Allocation Fund Standard Class	328,978	636,854
LVIP SSgA Developed International 150 Fund Standard Class	4,228,821	436,449
LVIP SSgA Emerging Markets 100 Fund Standard Class	5,094,255	1,061,217
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	2,117,471	1,020,411
LVIP SSgA International Index Fund Standard Class	9,141,526	1,142,100
LVIP SSgA Large Cap 100 Fund Standard Class	6,005,809	1,156,316
LVIP SSgA Moderate Index Allocation Fund Standard Class	5,964,007	1,659,259
LVIP SSgA Moderate Structured Allocation Fund Standard Class	2,914,268	578,040
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	10,081,295	1,173,381
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	4,683,946	1,643,859
LVIP SSgA S&P 500 Index Fund Standard Class	55,008,304	3,269,084
LVIP SSgA Small-Cap Index Fund Standard Class	8,314,979	1,612,086
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	4,120,984	635,741
LVIP T. Rowe Price Growth Stock Fund Standard Class	8,615,563	2,071,206
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	2,975,255	439,300
LVIP Templeton Growth Managed Volatility Fund Standard Class	1,086,044	223,169
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	170,478	524
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	411,241	835,906
LVIP Vanguard Domestic Equity ETF Fund Standard Class	10,103,617	929,003
LVIP Vanguard International Equity ETF Fund Standard Class	9,103,452	543,005
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	461,840	507,683
LVIP Wellington Capital Growth Fund Standard Class	1,692,524	257,396
LVIP Wellington Mid-Cap Value Fund Standard Class	963,234	400,984
M Capital Appreciation Fund	204,086	97,173
M International Equity Fund	214,240	98,354
M Large Cap Growth Fund	238,567	110,721
M Large Cap Value Fund	107,644	37,737
MFS VIT Core Equity Series Initial Class	135,486	1,611,855
MFS VIT Growth Series Initial Class	1,971,776	1,991,117
MFS VIT Total Return Series Initial Class	3,352,608	1,218,319
MFS VIT Utilities Series Initial Class	3,870,921	2,156,664

Lincoln Life Flexible Premium Variable Life Account R

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
MFS VIT II Core Equity Portfolio Initial Class	$2,102,359	$773,352
NB AMT Large Cap Value Portfolio I Class	359,454	345,914
NB AMT Mid Cap Growth Portfolio I Class	1,929,252	1,581,036
NB AMT Mid Cap Intrinsic Value Portfolio I Class	328,258	411,083
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	3,515,394	592,830
Putnam VT Global Health Care Fund Class IB	1,196,227	191,299
Putnam VT Growth & Income Fund Class IB	197,573	177,749
Templeton Foreign VIP Fund Class 1	279,880	140,666
Templeton Foreign VIP Fund Class 2	481,207	703,717
Templeton Global Bond VIP Fund Class 1	6,040,863	885,086
Templeton Growth VIP Fund Class 1	348,561	345,527
Templeton Growth VIP Fund Class 2	93,300	334,429

5. Investments

The following is a summary of investments owned at December 31, 2015:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio Class A	116,952	$22.43	$2,623,245	$2,385,501
AB VPS Growth and Income Portfolio Class A	290,153	30.12	8,739,407	6,474,551
AB VPS International Value Portfolio Class A	196,271	13.52	2,653,579	2,936,343
AB VPS Large Cap Growth Portfolio Class A	64,326	49.50	3,184,126	2,215,213
AB VPS Small/Mid Cap Value Portfolio Class A	937,754	17.29	16,213,760	17,588,520
American Century VP Inflation Protection Fund Class I	778,820	9.96	7,757,052	8,467,285
American Funds Global Growth Fund Class 2	817,071	26.19	21,399,086	20,013,315
American Funds Global Small Capitalization Fund Class 2	691,878	23.90	16,535,887	15,075,858
American Funds Growth Fund Class 2	1,104,313	67.69	74,750,921	66,418,690
American Funds Growth-Income Fund Class 2	1,614,558	45.04	72,719,701	66,465,310
American Funds International Fund Class 2	2,420,383	18.02	43,615,306	45,684,710
BlackRock Global Allocation V.I. Fund Class I	2,955,201	15.09	44,593,987	49,623,317
ClearBridge Variable Mid Cap Core Portfolio Class I	154,769	18.01	2,787,383	2,986,324
Delaware VIP Diversified Income Series Standard Class	2,496,912	10.29	25,693,226	26,508,710
Delaware VIP Emerging Markets Series Standard Class	1,461,199	16.27	23,773,701	27,754,250
Delaware VIP High Yield Series Standard Class	3,378,282	4.89	16,519,798	19,041,697
Delaware VIP Limited-Term Diversified Income Series Standard Class	851,447	9.78	8,327,155	8,428,461
Delaware VIP REIT Series Standard Class	1,425,821	15.89	22,656,303	18,508,082
Delaware VIP Small Cap Value Series Standard Class	778,188	33.72	26,240,488	24,967,689
Delaware VIP Smid Cap Growth Series Standard Class	912,990	29.79	27,197,987	23,271,740
Delaware VIP U.S. Growth Series Standard Class	697,747	13.31	9,287,012	8,422,847
Delaware VIP Value Series Standard Class	987,135	28.64	28,271,545	22,463,939
Deutsche Alternative Asset Allocation VIP Portfolio A	204,684	12.60	2,579,012	2,792,679
Deutsche Equity 500 Index VIP Portfolio A	2,606,851	19.40	50,572,905	36,516,834
Deutsche Small Cap Index VIP Portfolio A	440,615	15.18	6,688,543	5,844,446
Fidelity VIP Asset Manager Portfolio Initial Class	50,991	15.76	803,621	768,977
Fidelity VIP Contrafund Portfolio Service Class	1,799,252	33.79	60,796,727	52,969,332
Fidelity VIP Equity-Income Portfolio Initial Class	118,910	20.46	2,432,894	2,585,333
Fidelity VIP Equity-Income Portfolio Service Class	80,526	20.37	1,640,314	1,744,399
Fidelity VIP Growth Opportunities Portfolio Service Class	61,037	31.70	1,934,883	1,246,852
Fidelity VIP Growth Portfolio Service Class	297,136	65.57	19,483,201	14,816,226
Fidelity VIP High Income Portfolio Service Class	358,480	4.92	1,763,721	2,011,065
Fidelity VIP Investment Grade Bond Portfolio Initial Class	179,093	12.37	2,215,380	2,284,476
Fidelity VIP Mid Cap Portfolio Service Class	427,678	32.41	13,861,057	14,383,162
Fidelity VIP Overseas Portfolio Service Class	241,269	19.00	4,584,104	4,375,452
Franklin Income VIP Fund Class 1	1,210,270	14.64	17,718,360	19,243,968
Franklin Mutual Shares VIP Fund Class 1	475,020	19.48	9,253,395	9,974,735
Franklin Small-Mid Cap Growth VIP Fund Class 1	301,009	19.09	5,746,263	6,328,063
Invesco V.I. American Franchise Fund Series I	182,660	57.30	10,466,440	7,016,653
Invesco V.I. Core Equity Fund Series I	383,635	33.84	12,982,217	10,577,122

Lincoln Life Flexible Premium Variable Life Account R

Notes to Financial Statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Invesco V.I. Core Plus Bond Fund Series I	93,421	$6.07	$567,065	$616,359
Invesco V.I. International Growth Fund Series I	301,148	33.49	10,085,442	9,245,320
Janus Aspen Balanced Portfolio Institutional Shares	366,042	30.08	11,010,547	10,033,833
Janus Aspen Balanced Portfolio Service Shares	82,274	31.61	2,600,674	2,320,916
Janus Aspen Enterprise Portfolio Service Shares	47,882	54.67	2,617,697	1,958,680
Janus Aspen Global Research Portfolio Institutional Shares	196,174	40.24	7,894,029	5,799,812
Janus Aspen Global Research Portfolio Service Shares	49,200	39.53	1,944,885	1,317,678
Janus Aspen Global Technology Portfolio Service Shares	629,817	7.75	4,881,083	3,534,799
JPMIT Global Allocation Portfolio Class 1	560	14.46	8,101	8,273
LVIP Baron Growth Opportunities Fund Standard Class	11,598	41.92	486,181	484,061
LVIP Baron Growth Opportunities Fund Service Class	298,890	41.06	12,273,007	11,611,918
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	632,277	7.80	4,932,397	5,814,808
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	1,140,476	16.63	18,970,680	19,179,817
LVIP BlackRock Inflation Protected Bond Fund Standard Class	532,954	9.94	5,295,962	5,671,091
LVIP Clarion Global Real Estate Fund Standard Class	693,378	9.31	6,452,575	6,267,005
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	799	9.29	7,423	7,402
LVIP Delaware Bond Fund Standard Class	3,854,219	13.59	52,378,840	52,495,390
LVIP Delaware Diversified Floating Rate Fund Standard Class	599,652	9.82	5,890,976	6,067,669
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	206,662	14.87	3,073,886	2,739,183
LVIP Delaware Social Awareness Fund Standard Class	94,228	40.03	3,771,757	3,992,547
LVIP Delaware Special Opportunities Fund Standard Class	114,708	38.44	4,409,499	4,690,881
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	380,789	8.94	3,404,256	3,730,902
LVIP Dimensional International Core Equity Fund Standard Class	55,850	8.99	501,816	508,764
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	29,079	37.54	1,091,689	1,025,761
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	389,973	12.92	5,038,057	5,135,065
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	74,371	9.36	696,258	707,980
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	911,215	10.37	9,452,033	9,607,972
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	546,849	13.19	7,211,845	7,082,613
LVIP Global Growth Allocation Managed Risk Fund Standard Class	2,954,294	12.71	37,554,983	37,488,754
LVIP Global Income Fund Standard Class	306,055	10.86	3,323,145	3,537,189
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	2,910,828	13.34	38,833,357	37,642,184
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	15,333	9.66	148,132	159,591
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	327,301	11.97	3,917,131	3,982,716
LVIP JPMorgan High Yield Fund Standard Class	769,148	10.03	7,711,475	8,611,199
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	398,055	14.30	5,691,792	5,771,774
LVIP Managed Risk Profile 2010 Fund Standard Class	26,871	11.38	305,763	274,277
LVIP Managed Risk Profile 2020 Fund Standard Class	87,733	11.22	984,540	860,560
LVIP Managed Risk Profile 2030 Fund Standard Class	137,844	10.93	1,506,778	1,396,716
LVIP Managed Risk Profile 2040 Fund Standard Class	135,059	10.35	1,397,317	1,328,620
LVIP MFS International Growth Fund Standard Class	558,547	13.70	7,652,098	7,822,879
LVIP MFS Value Fund Standard Class	544,917	35.36	19,267,706	18,032,467
LVIP Mondrian International Value Fund Standard Class	811,340	15.78	12,804,560	13,800,056
LVIP Money Market Fund Standard Class	5,516,748	10.00	55,167,497	55,167,492
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	27,442	9.02	247,476	270,845
LVIP SSgA Bond Index Fund Standard Class	801,419	11.16	8,946,241	9,162,472
LVIP SSgA Conservative Index Allocation Fund Standard Class	340,842	11.88	4,047,838	4,091,659
LVIP SSgA Conservative Structured Allocation Fund Standard Class	216,163	11.27	2,435,081	2,540,874
LVIP SSgA Developed International 150 Fund Standard Class	784,038	7.66	6,008,084	7,284,413
LVIP SSgA Emerging Markets 100 Fund Standard Class	1,006,132	7.33	7,369,918	9,233,393
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	636,717	10.84	6,902,649	7,358,028
LVIP SSgA International Index Fund Standard Class	2,232,130	8.33	18,584,721	20,290,381
LVIP SSgA Large Cap 100 Fund Standard Class	498,534	12.88	6,420,117	7,481,267
LVIP SSgA Moderate Index Allocation Fund Standard Class	1,216,614	12.70	15,454,648	15,969,190
LVIP SSgA Moderate Structured Allocation Fund Standard Class	1,290,595	11.86	15,310,324	16,288,615
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	1,590,161	12.83	20,406,530	20,907,564
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	679,989	12.04	8,184,348	8,678,869
LVIP SSgA S&P 500 Index Fund Standard Class	7,253,315	14.40	104,411,463	101,085,873
LVIP SSgA Small-Cap Index Fund Standard Class	539,805	24.64	13,302,425	13,951,377
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	517,947	11.70	6,060,498	7,330,802
LVIP T. Rowe Price Growth Stock Fund Standard Class	411,176	33.23	13,663,386	12,275,839
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	346,541	21.10	7,310,971	6,740,056

Lincoln Life Flexible Premium Variable Life Account R

Notes to Financial Statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Templeton Growth Managed Volatility Fund Standard Class	112,349	$29.76	$3,343,839	$3,572,261
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	17,450	9.51	165,894	169,952
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	135,188	31.55	4,265,594	3,199,475
LVIP Vanguard Domestic Equity ETF Fund Standard Class	1,190,286	14.44	17,192,494	17,098,098
LVIP Vanguard International Equity ETF Fund Standard Class	1,467,984	9.09	13,338,100	14,564,876
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	42,021	9.76	409,998	431,111
LVIP Wellington Capital Growth Fund Standard Class	72,528	38.97	2,826,712	2,712,971
LVIP Wellington Mid-Cap Value Fund Standard Class	168,526	22.46	3,785,100	3,319,211
M Capital Appreciation Fund	49,756	25.15	1,251,352	1,233,748
M International Equity Fund	171,851	11.26	1,935,043	2,255,455
M Large Cap Growth Fund	61,098	21.66	1,323,373	1,135,893
M Large Cap Value Fund	65,637	11.97	785,671	724,296
MFS VIT Growth Series Initial Class	314,967	40.17	12,652,227	9,361,939
MFS VIT Total Return Series Initial Class	794,909	22.60	17,964,936	15,952,856
MFS VIT Utilities Series Initial Class	638,697	25.56	16,325,088	17,369,444
MFS VIT II Core Equity Portfolio Initial Class	56,247	21.28	1,196,946	1,331,239
NB AMT Large Cap Value Portfolio I Class	125,237	13.19	1,651,876	1,688,534
NB AMT Mid Cap Growth Portfolio I Class	713,855	22.73	16,225,929	15,344,362
NB AMT Mid Cap Intrinsic Value Portfolio I Class	222,291	15.85	3,523,312	3,084,039
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	905,917	6.91	6,259,885	10,155,290
Putnam VT Global Health Care Fund Class IB	153,081	20.09	3,075,395	2,532,008
Putnam VT Growth & Income Fund Class IB	55,501	23.73	1,317,041	1,032,145
Templeton Foreign VIP Fund Class 1	129,813	13.46	1,747,288	1,932,834
Templeton Foreign VIP Fund Class 2	249,310	13.20	3,290,895	3,522,042
Templeton Global Bond VIP Fund Class 1	703,341	16.34	11,492,584	12,877,825
Templeton Growth VIP Fund Class 1	277,445	13.54	3,756,604	3,545,254
Templeton Growth VIP Fund Class 2	92,805	13.32	1,236,161	1,103,415

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2015, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class A	124,206	(12,029)	112,177
AB VPS Growth and Income Portfolio Class A	17,668	(82,411)	(64,743)
AB VPS International Value Portfolio Class A	22,770	(29,654)	(6,884)
AB VPS Large Cap Growth Portfolio Class A	36,938	(8,377)	28,561
AB VPS Small/Mid Cap Value Portfolio Class A	173,949	(48,720)	125,229
American Century VP Inflation Protection Fund Class I	35,468	(57,558)	(22,090)
American Funds Global Growth Fund Class 2	306,886	(98,871)	208,015
American Funds Global Small Capitalization Fund Class 2	234,809	(66,789)	168,020
American Funds Growth Fund Class 2	412,879	(370,805)	42,074
American Funds Growth-Income Fund Class 2	883,996	(179,803)	704,193
American Funds International Fund Class 2	897,312	(107,573)	789,739
BlackRock Global Allocation V.I. Fund Class I	803,219	(225,972)	577,247
ClearBridge Variable Mid Cap Core Portfolio Class I	231,004	(7,379)	223,625
Delaware VIP Diversified Income Series Standard Class	338,519	(150,569)	187,950
Delaware VIP Emerging Markets Series Standard Class	504,672	(71,478)	433,194
Delaware VIP High Yield Series Standard Class	138,344	(134,743)	3,601
Delaware VIP Limited-Term Diversified Income Series Standard Class	202,919	(92,705)	110,214
Delaware VIP REIT Series Standard Class	254,356	(104,898)	149,458
Delaware VIP Small Cap Value Series Standard Class	278,756	(98,081)	180,675
Delaware VIP Smid Cap Growth Series Standard Class	333,655	(126,160)	207,495
Delaware VIP U.S. Growth Series Standard Class	176,129	(74,883)	101,246
Delaware VIP Value Series Standard Class	390,725	(84,774)	305,951
Deutsche Alternative Asset Allocation VIP Portfolio A	86,364	(20,811)	65,553
Deutsche Equity 500 Index VIP Portfolio A	126,342	(252,456)	(126,114)
Deutsche Small Cap Index VIP Portfolio A	15,572	(33,724)	(18,152)
Fidelity VIP Asset Manager Portfolio Initial Class	1,896	(9,865)	(7,969)
Fidelity VIP Contrafund Portfolio Service Class	567,567	(200,546)	367,021

Lincoln Life Flexible Premium Variable Life Account R

Notes to Financial Statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity VIP Equity-Income Portfolio Initial Class	3,122	(10,224)	(7,102)
Fidelity VIP Equity-Income Portfolio Service Class	3,988	(12,983)	(8,995)
Fidelity VIP Growth Opportunities Portfolio Service Class	5,665	(17,031)	(11,366)
Fidelity VIP Growth Portfolio Service Class	312,312	(100,577)	211,735
Fidelity VIP High Income Portfolio Service Class	3,680	(23,039)	(19,359)
Fidelity VIP Investment Grade Bond Portfolio Initial Class	5,623	(13,815)	(8,192)
Fidelity VIP Mid Cap Portfolio Service Class	220,229	(44,629)	175,600
Fidelity VIP Overseas Portfolio Service Class	27,072	(51,084)	(24,012)
Franklin Income VIP Fund Class 1	451,113	(48,934)	402,179
Franklin Mutual Shares VIP Fund Class 1	211,128	(70,974)	140,154
Franklin Small-Mid Cap Growth VIP Fund Class 1	14,382	(26,347)	(11,965)
Invesco V.I. American Franchise Fund Series I	34,382	(74,363)	(39,981)
Invesco V.I. Core Equity Fund Series I	37,244	(80,768)	(43,524)
Invesco V.I. Core Plus Bond Fund Series I	4,065	(3,971)	94
Invesco V.I. International Growth Fund Series I	528,498	(68,735)	459,763
Janus Aspen Balanced Portfolio Institutional Shares	29,232	(146,486)	(117,254)
Janus Aspen Balanced Portfolio Service Shares	11,541	(2,914)	8,627
Janus Aspen Enterprise Portfolio Service Shares	10,772	(8,729)	2,043
Janus Aspen Global Research Portfolio Institutional Shares	19,884	(107,476)	(87,592)
Janus Aspen Global Research Portfolio Service Shares	3,556	(11,494)	(7,938)
Janus Aspen Global Technology Portfolio Service Shares	36,571	(39,821)	(3,250)
JPMIT Global Allocation Portfolio Class 1	857	(5)	852
LVIP Baron Growth Opportunities Fund Standard Class	3,723	(7,019)	(3,296)
LVIP Baron Growth Opportunities Fund Service Class	230,460	(67,388)	163,072
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	414,735	(10,068)	404,667
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	528,016	(78,769)	449,247
LVIP BlackRock Inflation Protected Bond Fund Standard Class	147,163	(31,170)	115,993
LVIP Clarion Global Real Estate Fund Standard Class	315,524	(88,730)	226,794
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	886	(95)	791
LVIP Delaware Bond Fund Standard Class	486,908	(430,748)	56,160
LVIP Delaware Diversified Floating Rate Fund Standard Class	237,337	(62,365)	174,972
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	10,672	(38,648)	(27,976)
LVIP Delaware Social Awareness Fund Standard Class	51,350	(15,978)	35,372
LVIP Delaware Special Opportunities Fund Standard Class	169,284	(36,168)	133,116
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	140,599	(13,082)	127,517
LVIP Dimensional International Core Equity Fund Standard Class	56,288	(322)	55,966
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	5,771	(2,257)	3,514
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	199,792	(17,408)	182,384
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	74,689	(452)	74,237
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	530,487	(96,662)	433,825
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	105,278	(81,573)	23,705
LVIP Global Growth Allocation Managed Risk Fund Standard Class	1,003,274	(269,699)	733,575
LVIP Global Income Fund Standard Class	43,528	(19,021)	24,507
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	683,552	(488,516)	195,036
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	7,717	(5,521)	2,196
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	89,647	(25,949)	63,698
LVIP JPMorgan High Yield Fund Standard Class	323,069	(86,215)	236,854
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	169,902	(31,103)	138,799
LVIP Managed Risk Profile 2010 Fund Standard Class	2,607	(651)	1,956
LVIP Managed Risk Profile 2020 Fund Standard Class	1,983	(1,343)	640
LVIP Managed Risk Profile 2030 Fund Standard Class	3,293	(6,845)	(3,552)
LVIP Managed Risk Profile 2040 Fund Standard Class	6,189	(1,555)	4,634
LVIP MFS International Growth Fund Standard Class	294,720	(41,209)	253,511
LVIP MFS Value Fund Standard Class	791,965	(167,358)	624,607
LVIP Mondrian International Value Fund Standard Class	364,015	(65,628)	298,387
LVIP Money Market Fund Standard Class	14,127,057	(16,400,517)	(2,273,460)
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	27,948	(899)	27,049
LVIP SSgA Bond Index Fund Standard Class	617,509	(118,977)	498,532
LVIP SSgA Conservative Index Allocation Fund Standard Class	77,840	(87,434)	(9,594)
LVIP SSgA Conservative Structured Allocation Fund Standard Class	23,004	(58,067)	(35,063)
LVIP SSgA Developed International 150 Fund Standard Class	281,693	(23,882)	257,811
LVIP SSgA Emerging Markets 100 Fund Standard Class	453,364	(87,473)	365,891

Lincoln Life Flexible Premium Variable Life Account R

Notes to Financial Statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	162,984	(59,507)	103,477
LVIP SSgA International Index Fund Standard Class	828,368	(109,383)	718,985
LVIP SSgA Large Cap 100 Fund Standard Class	372,407	(77,871)	294,536
LVIP SSgA Moderate Index Allocation Fund Standard Class	499,662	(144,081)	355,581
LVIP SSgA Moderate Structured Allocation Fund Standard Class	201,538	(42,618)	158,920
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	864,960	(94,863)	770,097
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	379,851	(136,280)	243,571
LVIP SSgA S&P 500 Index Fund Standard Class	4,065,699	(203,835)	3,861,864
LVIP SSgA Small-Cap Index Fund Standard Class	587,628	(65,681)	521,947
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	253,469	(34,829)	218,640
LVIP T. Rowe Price Growth Stock Fund Standard Class	591,786	(138,398)	453,388
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	161,178	(20,632)	140,546
LVIP Templeton Growth Managed Volatility Fund Standard Class	101,937	(18,877)	83,060
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	17,312	(41)	17,271
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	33,055	(68,377)	(35,322)
LVIP Vanguard Domestic Equity ETF Fund Standard Class	795,631	(68,321)	727,310
LVIP Vanguard International Equity ETF Fund Standard Class	842,328	(48,658)	793,670
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	45,055	(50,123)	(5,068)
LVIP Wellington Capital Growth Fund Standard Class	54,796	(14,185)	40,611
LVIP Wellington Mid-Cap Value Fund Standard Class	72,184	(27,444)	44,740
M Capital Appreciation Fund	2,257	(2,962)	(705)
M International Equity Fund	11,295	(4,878)	6,417
M Large Cap Growth Fund	601	(4,068)	(3,467)
M Large Cap Value Fund	1,493	(1,923)	(430)
MFS VIT Core Equity Series Initial Class	2,084	(74,534)	(72,450)
MFS VIT Growth Series Initial Class	80,924	(128,608)	(47,684)
MFS VIT Total Return Series Initial Class	110,611	(53,341)	57,270
MFS VIT Utilities Series Initial Class	128,597	(89,444)	39,153
MFS VIT II Core Equity Portfolio Initial Class	92,949	(36,266)	56,683
NB AMT Large Cap Value Portfolio I Class	11,861	(17,696)	(5,835)
NB AMT Mid Cap Growth Portfolio I Class	21,905	(81,090)	(59,185)
NB AMT Mid Cap Intrinsic Value Portfolio I Class	7,567	(13,812)	(6,245)
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	406,312	(68,390)	337,922
Putnam VT Global Health Care Fund Class IB	36,040	(6,440)	29,600
Putnam VT Growth & Income Fund Class IB	9,727	(9,457)	270
Templeton Foreign VIP Fund Class 1	8,839	(7,263)	1,576
Templeton Foreign VIP Fund Class 2	16,308	(43,160)	(26,852)
Templeton Global Bond VIP Fund Class 1	406,546	(56,853)	349,693
Templeton Growth VIP Fund Class 1	14,047	(17,880)	(3,833)
Templeton Growth VIP Fund Class 2	3,132	(16,178)	(13,046)

The change in units outstanding for the year ended December 31, 2014, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class A	20,427	(12,557)	7,870
AB VPS Growth and Income Portfolio Class A	63,992	(60,862)	3,130
AB VPS International Value Portfolio Class A	41,073	(45,199)	(4,126)
AB VPS Large Cap Growth Portfolio Class A	10,259	(15,209)	(4,950)
AB VPS Small/Mid Cap Value Portfolio Class A	189,119	(112,957)	76,162
American Century VP Inflation Protection Fund Class I	49,785	(134,503)	(84,718)
American Funds Global Growth Fund Class 2	228,275	(44,579)	183,696
American Funds Global Small Capitalization Fund Class 2	136,559	(65,203)	71,356
American Funds Growth Fund Class 2	535,336	(271,092)	264,244
American Funds Growth-Income Fund Class 2	675,431	(183,437)	491,994
American Funds International Fund Class 2	736,794	(153,499)	583,295
BlackRock Global Allocation V.I. Fund Class I	1,266,572	(468,514)	798,058
ClearBridge Variable Mid Cap Core Portfolio Class I	39,476	(5,173)	34,303
Delaware VIP Diversified Income Series Standard Class	399,419	(179,789)	219,630
Delaware VIP Emerging Markets Series Standard Class	397,564	(106,194)	291,370
Delaware VIP High Yield Series Standard Class	151,199	(194,755)	(43,556)
Delaware VIP Limited-Term Diversified Income Series Standard Class	321,191	(31,069)	290,122

Lincoln Life Flexible Premium Variable Life Account R

Notes to Financial Statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Delaware VIP REIT Series Standard Class	274,637	(116,110)	158,527
Delaware VIP Small Cap Value Series Standard Class	238,097	(83,899)	154,198
Delaware VIP Smid Cap Growth Series Standard Class	302,058	(135,131)	166,927
Delaware VIP U.S. Growth Series Standard Class	176,944	(93,471)	83,473
Delaware VIP Value Series Standard Class	344,673	(165,910)	178,763
Deutsche Alternative Asset Allocation VIP Portfolio A	96,601	(10,089)	86,512
Deutsche Equity 500 Index VIP Portfolio A	90,552	(376,651)	(286,099)
Deutsche Small Cap Index VIP Portfolio A	12,033	(30,570)	(18,537)
Fidelity VIP Asset Manager Portfolio Initial Class	1,799	(3,882)	(2,083)
Fidelity VIP Contrafund Portfolio Service Class	645,634	(181,713)	463,921
Fidelity VIP Equity-Income Portfolio Initial Class	13,792	(8,917)	4,875
Fidelity VIP Equity-Income Portfolio Service Class	4,171	(26,315)	(22,144)
Fidelity VIP Growth Opportunities Portfolio Service Class	5,631	(13,399)	(7,768)
Fidelity VIP Growth Portfolio Service Class	382,044	(89,237)	292,807
Fidelity VIP High Income Portfolio Service Class	8,878	(22,229)	(13,351)
Fidelity VIP Investment Grade Bond Portfolio Initial Class	11,061	(36,024)	(24,963)
Fidelity VIP Mid Cap Portfolio Service Class	324,358	(43,451)	280,907
Fidelity VIP Overseas Portfolio Service Class	81,626	(26,231)	55,395
Franklin Income VIP Fund Class 1	353,127	(71,992)	281,135
Franklin Mutual Shares VIP Fund Class 1	245,992	(35,781)	210,211
Franklin Small-Mid Cap Growth VIP Fund Class 1	28,859	(19,437)	9,422
Invesco V.I. American Franchise Fund Series I	31,899	(121,033)	(89,134)
Invesco V.I. Core Equity Fund Series I	23,948	(132,776)	(108,828)
Invesco V.I. Core Plus Bond Fund Series I	2,289	(6,710)	(4,421)
Invesco V.I. International Growth Fund Series I	55,541	(87,238)	(31,697)
Janus Aspen Balanced Portfolio Institutional Shares	129,465	(32,339)	97,126
Janus Aspen Balanced Portfolio Service Shares	4,753	(11,748)	(6,995)
Janus Aspen Enterprise Portfolio Service Shares	12,564	(8,568)	3,996
Janus Aspen Global Research Portfolio Institutional Shares	52,617	(39,101)	13,516
Janus Aspen Global Research Portfolio Service Shares	2,144	(2,113)	31
Janus Aspen Global Technology Portfolio Service Shares	33,659	(39,468)	(5,809)
LVIP Baron Growth Opportunities Fund Standard Class	10,687	(6,284)	4,403
LVIP Baron Growth Opportunities Fund Service Class	191,463	(55,768)	135,695
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	179,383	(3,702)	175,681
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	568,556	(22,362)	546,194
LVIP BlackRock Inflation Protected Bond Fund Standard Class	157,391	(26,221)	131,170
LVIP Clarion Global Real Estate Fund Standard Class	104,488	(27,200)	77,288
LVIP Delaware Bond Fund Standard Class	567,234	(113,518)	453,716
LVIP Delaware Diversified Floating Rate Fund Standard Class	230,248	(148,122)	82,126
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	7,066	(11,638)	(4,572)
LVIP Delaware Social Awareness Fund Standard Class	190,763	(25,126)	165,637
LVIP Delaware Special Opportunities Fund Standard Class	138,974	(32,552)	106,422
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	147,036	(20,669)	126,367
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	10,050	(6,099)	3,951
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	136,049	(14,855)	121,194
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	339,851	(21,667)	318,184
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	183,720	(52,993)	130,727
LVIP Global Growth Allocation Managed Risk Fund Standard Class	766,579	(81,273)	685,306
LVIP Global Income Fund Standard Class	117,729	(42,077)	75,652
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	530,852	(133,309)	397,543
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	12,973	(35)	12,938
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	101,331	(46,767)	54,564
LVIP JPMorgan High Yield Fund Standard Class	242,292	(30,746)	211,546
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	293,432	(65,428)	228,004
LVIP Managed Risk Profile 2010 Fund Standard Class	996	(29,720)	(28,724)
LVIP Managed Risk Profile 2020 Fund Standard Class	3,193	(3,974)	(781)
LVIP Managed Risk Profile 2030 Fund Standard Class	12,065	(29,283)	(17,218)
LVIP Managed Risk Profile 2040 Fund Standard Class	40,610	(13,454)	27,156
LVIP MFS International Growth Fund Standard Class	227,788	(17,730)	210,058
LVIP MFS Value Fund Standard Class	284,689	(71,820)	212,869
LVIP Mondrian International Value Fund Standard Class	103,420	(80,718)	22,702
LVIP Money Market Fund Standard Class	18,814,996	(15,872,987)	2,942,009

Lincoln Life Flexible Premium Variable Life Account R

Notes to Financial Statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSgA Bond Index Fund Standard Class	142,950	(58,654)	84,296
LVIP SSgA Conservative Index Allocation Fund Standard Class	158,037	(23,888)	134,149
LVIP SSgA Conservative Structured Allocation Fund Standard Class	267,365	(134,468)	132,897
LVIP SSgA Developed International 150 Fund Standard Class	236,910	(23,348)	213,562
LVIP SSgA Emerging Markets 100 Fund Standard Class	206,483	(59,841)	146,642
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	127,233	(35,649)	91,584
LVIP SSgA International Index Fund Standard Class	845,966	(52,127)	793,839
LVIP SSgA Large Cap 100 Fund Standard Class	156,377	(36,405)	119,972
LVIP SSgA Moderate Index Allocation Fund Standard Class	691,909	(50,678)	641,231
LVIP SSgA Moderate Structured Allocation Fund Standard Class	715,896	(62,528)	653,368
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	604,542	(23,325)	581,217
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	280,245	(38,123)	242,122
LVIP SSgA S&P 500 Index Fund Standard Class	2,817,107	(399,037)	2,418,070
LVIP SSgA Small-Cap Index Fund Standard Class	360,379	(49,883)	310,496
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	124,578	(31,562)	93,016
LVIP T. Rowe Price Growth Stock Fund Standard Class	308,152	(29,041)	279,111
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	96,644	(26,096)	70,548
LVIP Templeton Growth Managed Volatility Fund Standard Class	141,166	(9,688)	131,478
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	69,553	(13,256)	56,297
LVIP Vanguard Domestic Equity ETF Fund Standard Class	505,687	(41,552)	464,135
LVIP Vanguard International Equity ETF Fund Standard Class	425,967	(58,277)	367,690
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	48,587	(1,267)	47,320
LVIP Wellington Capital Growth Fund Standard Class	42,787	(25,691)	17,096
LVIP Wellington Mid-Cap Value Fund Standard Class	101,257	(39,113)	62,144
M Capital Appreciation Fund	3,448	(12,124)	(8,676)
M International Equity Fund	16,319	(3,032)	13,287
M Large Cap Growth Fund	1,780	(11,540)	(9,760)
M Large Cap Value Fund	1,944	(1,413)	531
MFS VIT Core Equity Series Initial Class	3,619	(6,787)	(3,168)
MFS VIT Growth Series Initial Class	151,026	(74,430)	76,596
MFS VIT Total Return Series Initial Class	27,934	(111,748)	(83,814)
MFS VIT Utilities Series Initial Class	202,438	(62,894)	139,544
NB AMT Large Cap Value Portfolio I Class	2,781	(8,014)	(5,233)
NB AMT Mid Cap Growth Portfolio I Class	48,781	(44,938)	3,843
NB AMT Mid Cap Intrinsic Value Portfolio I Class	9,223	(18,419)	(9,196)
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	265,348	(68,340)	197,008
Putnam VT Global Health Care Fund Class IB	15,971	(12,602)	3,369
Putnam VT Growth & Income Fund Class IB	2,203	(10,314)	(8,111)
Templeton Foreign VIP Fund Class 1	7,201	(48,975)	(41,774)
Templeton Foreign VIP Fund Class 2	18,435	(61,311)	(42,876)
Templeton Global Bond VIP Fund Class 1	133,630	(22,636)	110,994
Templeton Growth VIP Fund Class 1	10,732	(9,719)	1,013
Templeton Growth VIP Fund Class 2	7,103	(8,438)	(1,335)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account R

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account R ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2015, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2015, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account R at December 31, 2015, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 1, 2016

PART C - OTHER INFORMATION
Item 26. EXHIBITS
(a)	Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(1)
(b)	Not applicable.
(c)	(1)	Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(5) and an Amendments(6)
(d)	(1)	Policy Form LN697(10)
(2)	Enhanced Surrender Value Rider—Policy Form LR541(11)
(3)	No-Lapse Enhancement Rider—Policy Form LR697(10)
(4)	Premium Reserve Rider—Policy Form LR543(11)
(5)	Overloan Protection Rider—LR540.(8)
(e)	Application—Form LFF06399(11)
(f)	(1)	Articles of Incorporation of The National Lincoln Life Insurance Company.(4)
(2)	Bylaws of The National Lincoln Life Insurance Company.(7)
(g)	Form of Reinsurance Contracts.(9)
(h)	Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:
(1)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(12)
(2)	AllianceBernstein Variable Products Series Fund, Inc.(3)
(3)	American Century Variable Portfolios, Inc.(13)
(4)	American Century Variable Portfolios II, Inc.(13)
(5)	American Funds Insurance Series(3)
(6)	BlackRock Variable Series Funds, Inc (13)
(7)	Delaware VIP Trust(3)
(8)	Deutsche Variable Series II (formerly DWS Variable Series II) (3)
(9)	Fidelity Variable Insurance Products(3)
(10)	Franklin Templeton Variable Insurance Products Trust(3)
(11)	JPMorgan Insurance Trust(14)
(12)	Legg Mason Partners Variable Equity Trust(3)
(13)	Lincoln Variable Insurance Products Trust(14)
(14)	MFS Variable Insurance Trust(3)
(15)	PIMCO Variable Insurance Trust(3)
(i)	Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(2)
(j)	Not applicable.
(k)	Opinion and Consent of John L. Reizian, Esquire
(l)	Not Applicable.
(m)	Not Applicable.
(n)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(o)	Not applicable.
(p)	Not applicable.

(q)	Compliance Procedures(14).

(1)	Incorporated by reference to Registrant's Registration Statement on Form S-6 (File No. 333-43107) filed on December 23, 1997.
(2)	Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(3)	Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(4)	Incorporated by reference to Registration Statement on Form N-4 (File No. 333-04999) filed on September 24, 1996.
(5)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.
(6)	(a)	Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.
(b)	Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(c)	Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(d)	Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(7)	Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(8)	Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-118478) filed on April 6, 2006.
(9)	Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.
(10)	Incorporated by reference to Registration Statement on Form N-6 (File No. 333-145235) filed on August 8, 2007.
(11)	Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.
(12)	Incorporated by reference to Poste-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(13)	Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(14)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
Item 27. Directors and Officers of the Depositor
Name	Positions and Offices with Depositor
Dennis R. Glass**	President and Director
Mark E. Konen**	Executive Vice President and Director
Keith J. Ryan*	Vice President and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Charles A. Brawley, III**	Senior Vice President, Associate General Counsel and Secretary
Ellen G. Cooper***	Executive Vice President, Chief Investment Officer and Director
Randal Freitag**	Executive Vice President, Chief Financial Officer and Director
Wilford H. Fuller**	Executive Vice President and Director
*	Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506
**	Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Post-Effective Amendment No. 56 on Form N-4 (File No. 033-26032) filed on December 28, 2015)
Item 29. Indemnification
(a)	Brief description of indemnification provisions:

In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a)	Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.
(b)	Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
Patrick J. Caulfield**	Vice President and Chief Compliance Officer, Senior Counsel
Carl R. Pawsat***	Interim Financial and Operation Principal
Nancy A. Smith*	Secretary
Andrew J. Bucklee*	Senior Vice President and Director
John C. Kennedy*	Senior Vice President and Director
Christopher P. Potochar*	Senior Vice President and Director
Jeffrey D. Coutts*	Senior Vice President, Treasurer
Thomas O'Neill*	Senior Vice President and Chief Operating Officer
*	Principal Business address is 150 N. Radnor Chester Road, Radnor, PA 19087
**	Principal Business address is 350 Church Street, Hartford, CT 06103
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401
(c)	N/A
Item 31. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort

Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.
Item 32. Management Services
Not Applicable.
Item 33. Fee Representation
Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account R, has duly caused this Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 (File No. 333-145235; 811-08579; CIK: 0001051932) to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 1st day of April, 2016.  Registrant certifies that this amendment meets all of the requirements pursuant to Rule 485(b) under the Securities Act of 1933.

Lincoln Life Flexible Premium Variable Life Account R
(Registrant)

By	/s/ Joshua Durand
Joshua Durand
Vice President
The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company
(Depositor)

By	/s/ Joshua Durand
Joshua Durand
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the  Registration Statement on Form N-6 (File No.: 333-145235; 811-08579; CIK: 0001051932) has been signed below on April 1, 2016 by the following persons, as officers and directors of the Depositor, in the capacities indicated.

	Signature	Title

	/s/ Dennis R. Glass *	President and Director
Dennis R. Glass

	/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer
Ellen G. Cooper

	/s/ Randal J. Freitag *	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

	/s/ Mark E. Konen *	Executive Vice President and Director
Mark E. Konen

	/s/ Keith J. Ryan *	Vice President and Director
Keith J. Ryan

* By	/s/ John L. Reizian
John L. Reizian
Attorney-in-Fact, pursuant to a Power- of-Attorney filed with this Registration Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber,  individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Lincoln Life Flexible Premium Variable Life Account D: File No. 033-00417; 811-04592

Lincoln Life Flexible Premium Variable Life Account F: File No. 033-14692, 333-40745; 811-05164

Lincoln Life Flexible Premium Variable Life Account G: File No. 033-22740; 811-05585

Lincoln Life Flexible Premium Variable Life Account J: File No. 033-76434; 811-08410

Lincoln Life Flexible Premium Variable Life Account K: File No. 033-76432; 811-08412

Lincoln Life Flexible Premium Variable Life Account M: File No. 333-82663, 333-84360, 333-42479, 333-54338, 333-84370, 333-63940, 333-111137, 333-111128, 333-118478, 333-118477, 333-145090, 333-139960, 333-146507; 333-181796; 333-191329; 333-192303; 333-200100; 811-08557

Lincoln Life Flexible Premium Variable Life Account R: File No. 333-43107, 333-33782, 333-90432, 333-115882, 333-125792, 333-125991, 333-145235, 333-145239; 333-188891; 333-207968; 811-08579

Lincoln Life Flexible Premium Variable Life Account S: File No. 333-72875, 333-104719, 333-125790; 811-09241

Lincoln Life Flexible Premium Variable Life Account Y: File No. 333-81884, 333-81882, 333-90438, 333-118482, 333-118481, 333-115883; 333-156123; 811-21028

Lincoln Life Flexible Premium Variable Life Account JF-A: File No. 333-144268, 333-144269, 333-144271, 333-144272; 333-144273, 333-144274, 333-144275; 811-04160

Lincoln Life Flexible Premium Variable Life Account JF-C: File No. 333-144270, 333-144264; 811-08230

Variable Annuity Separate Accounts:

Lincoln National Variable Annuity Fund A: File No. 002-26342, 002-25618; 811-01434

Lincoln National Variable Annuity Account C: 033-25990, 333-50817, 333-68842, 333-112927; 333-179107; 811-03214

Lincoln National Variable Annuity Account E: 033-26032; 811-04882

Lincoln National Variable Annuity Account H: 033-27783, 333-18419, 333-35780, 333-35784, 333-61592, 333-63505, 333-135219; 333-170695; 333-175888; 333-181615; 811-05721

Lincoln National Variable Annuity Account L: 333-04999; 333-187072; 333-187069; 333-187070; 333-187071; 333-198911; 333-198912; 333-198913; 333-198914; 811-07645

Lincoln Life Variable Annuity Account N: 333-40937, 333-36316, 333-36304, 333-61554, 333-135039, 333-138190, 333-149434; 333-170529; 333-170897; 333-172328; 333-174367; 333-181612; 333-186894; 333-193272; 333-193273; 333-193274; 811-08517

Lincoln Life Variable Annuity Account Q: 333-43373; 811-08569

Lincoln Life Variable Annuity Account T: 333-32402, 333-73532; 811-09855

Lincoln Life Variable Annuity Account W: 333-52572, 333-52568, 333-64208; 811-10231

Lincoln Life Variable Annuity Account JL-A: File No. 333-141888; 811-02188

Lincoln Life Variable Annuity Account JF-I: File No. 333-144276, 333-144277; 811-09779

Lincoln Life Variable Annuity Account JF-II: File No. 333-144278; 811-08374

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/ Dennis R. Glass	President and Director
Dennis R. Glass

/s/ Ellen Cooper	Executive Vice President, Chief Investment Officer
Ellen Cooper	and Director

/s/ Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Mark E. Konen	Executive Vice President and Director
Mark E. Konen

/s/ Wilford H. Fuller	Executive Vice President and Director
Wilford H. Fuller

/s/ Keith J. Ryan	Vice President and Director
Keith J. Ryan

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
Delson R. Campbell

/s/ Scott C. Durocher
Scott C. Durocher

/s/ Kimberly A. Genovese
Kimberly A. Genovese

/s/ Daniel P. Herr
Daniel P. Herr

/s/ Donald E. Keller
Donald E. Keller

/s/ Brian A. Kroll
Brian A. Kroll

/s/ John L. Reizian
John L. Reizian

/s/ Lawrence A. Samplatsky
Lawrence A. Samplatsky

/s/ Stephen R. Turer
Stephen R. Turer

/s/ John D. Weber
John D. Weber

Version dated: January 2016